                                                                   EXHIBIT 10.85

                                CREDIT AGREEMENT

                                      among

                                  NELNET, INC.
                      NATIONAL EDUCATION LOAN NETWORK, INC.

                                       and

                           M&I MARSHALL & ILSLEY BANK,
                                 SUNTRUST BANK,
                        FIRST NATIONAL BANK OF OMAHA AND
                            FIFTH THIRD BANK, INDIANA

                                      dated
                                      as of
                               September 25, 2003

                                TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----
ARTICLE I REVOLVING LOAN FACILITY.....................................................................    15
         Section 1.1.      Revolving Loans............................................................    15

ARTICLE II COMMERCIAL PAPER FACILITY..................................................................    16
         Section 2.1.      Issuance...................................................................    16
         Section 2.2.      Participations.............................................................    16
         Section 2.3.      Reimbursement..............................................................    17
         Section 2.4.      Repayment with Loans.......................................................    17

ARTICLE III GENERAL...................................................................................    18
         Section 3.1.      Application of Payments....................................................    18
         Section 3.2.      Repayment of Loans.........................................................    18
         Section 3.3.      Interest...................................................................    18
         Section 3.4.      Borrowing Procedure........................................................    19
         Section 3.5.      Prepayments................................................................    20
         Section 3.6.      Minimum Amounts............................................................    20
         Section 3.7.      Certain Notices............................................................    20
         Section 3.8.      Use of Proceeds............................................................    20
         Section 3.9.      Agent's Fees...............................................................    21
         Section 3.10.     Facility Fee...............................................................    21
         Section 3.11.     Computations...............................................................    21
         Section 3.12.     Termination or Reduction of Commitment.....................................    21
         Section 3.13.     Obligations................................................................    21
         Section 3.14.     Method of Payment..........................................................    22
         Section 3.15.     Application of Proceeds of Collateral......................................    22
         Section 3.16.     Pro Rata Treatment.........................................................    23
         Section 3.17.     Borrowers' Acknowledgment of Benefit and Liability.........................    23
         Section 3.18.     Joint and Several Obligations Absolute.....................................    23

ARTICLE IV YIELD PROTECTION AND ILLEGALITY............................................................    24
         Section 4.1.      Increased Cost and Reduced Return..........................................    24
         Section 4.2.      Limitation on Loans........................................................    25
         Section 4.3.      Illegality.................................................................    26
         Section 4.4.      Treatment of Affected Loans................................................    26
         Section 4.5.      Compensation...............................................................    26
         Section 4.6.      Taxes......................................................................    26

ARTICLE V CONDITIONS PRECEDENT........................................................................    28
         Section 5.1.      Initial Loan...............................................................    28
         Section 5.2.      All Loans..................................................................    29

ARTICLE VI REPRESENTATIONS AND WARRANTIES.............................................................    30
         Section 6.1.      Corporate Existence........................................................    30
         Section 6.2.      Financial Statements.......................................................    31
         Section 6.3.      Corporate Action; No Breach................................................    31

         Section 6.4.      Operation of Business......................................................    31
         Section 6.5.      Litigation and Judgments...................................................    32
         Section 6.6.      Rights in Properties; Liens................................................    32
         Section 6.7.      Enforceability.............................................................    32
         Section 6.8.      Approvals..................................................................    32
         Section 6.9.      Debt.......................................................................    32
         Section 6.10.     Taxes......................................................................    33
         Section 6.11.     Margin Securities..........................................................    33
         Section 6.12.     ERISA......................................................................    33
         Section 6.13.     Disclosure.................................................................    33
         Section 6.14.     Subsidiaries...............................................................    33
         Section 6.15.     Agreements.................................................................    34
         Section 6.16.     Compliance with Laws.......................................................    34
         Section 6.17.     Investment Company Act.....................................................    34
         Section 6.18.     Public Utility Holding Company Act.........................................    34
         Section 6.19.     Environmental Matters......................................................    34
         Section 6.20.     Labor Disputes and Acts of God.............................................    35
         Section 6.21.     Solvency...................................................................    35
         Section 6.22.     Loan Loss Reserve..........................................................    35
         Section 6.23.     Financial Covenants........................................................    35

ARTICLE VII POSITIVE COVENANTS........................................................................    35
         Section 7.1.      Reporting Requirements.....................................................    36
         Section 7.2.      Maintenance of Existence; Conduct of Business..............................    38
         Section 7.3.      Maintenance of Properties..................................................    38
         Section 7.4.      Taxes and Claims...........................................................    38
         Section 7.5.      Insurance..................................................................    39
         Section 7.6.      Inspection Rights..........................................................    39
         Section 7.7.      Keeping Books and Records..................................................    39
         Section 7.8.      Compliance with Laws.......................................................    39
         Section 7.9.      Compliance with Agreements.................................................    39
         Section 7.10.     Further Assurances; Subsidiary Joinder; New Securitization Residual........    40
         Section 7.11.     ERISA......................................................................    40
         Section 7.12.     Servicing Performance......................................................    40
         Section 7.13.     Management.................................................................    40

ARTICLE VIII NEGATIVE COVENANTS.......................................................................    40
         Section 8.1.      Debt.......................................................................    40
         Section 8.2.      Limitation on Liens........................................................    42
         Section 8.3.      Mergers, etc...............................................................    44
         Section 8.4.      Restricted Payments........................................................    45
         Section 8.5.      Investments................................................................    45
         Section 8.6.      Transactions With Affiliates...............................................    48
         Section 8.7.      Disposition of Property....................................................    48
         Section 8.8.      Lines of Business..........................................................    48
         Section 8.9.      Environmental Protection...................................................    48
         Section 8.10.     Prepayment or Payment of Debt..............................................    49
         Section 8.11.     Portfolio Default Rates....................................................    49

ARTICLE IX FINANCIAL COVENANTS........................................................................    49
         Section 9.1.      Consolidated Tangible Net Worth............................................    49
         Section 9.2.      Maximum Leverage Ratio.....................................................    49
         Section 9.3.      Issuance of SLIMS or Securities Evidencing a Securitization Residual.......    50
         Section 9.4.      Minimum Loan Loss Reserve to Total Student Loans...........................    50

ARTICLE X DEFAULT.....................................................................................    50
         Section 10.1.     Events of Default..........................................................    50
         Section 10.2.     Remedies...................................................................    53
         Section 10.3.     Performance by the Banks...................................................    54
         Section 10.4.     Continuance of Default.....................................................    54
         Section 10.5.     Setoff.....................................................................    54
         Section 10.6.     Amendments, Etc............................................................    55

ARTICLE XI MISCELLANEOUS..............................................................................    56
         Section 11.1.     Expenses; Indemnity........................................................    56
         Section 11.2.     Limitation of Liability....................................................    57
         Section 11.3.     No Duty....................................................................    57
         Section 11.4.     No Fiduciary Relationship..................................................    57
         Section 11.5.     Equitable Relief...........................................................    58
         Section 11.6.     No Waiver; Cumulative Remedies.............................................    58
         Section 11.7.     Successors and Assigns.....................................................    58
         Section 11.8.     Survival...................................................................    59
         Section 11.9.     ENTIRE AGREEMENT...........................................................    59
         Section 11.10.    Amendments.................................................................    59
         Section 11.11.    Maximum Interest Rate......................................................    59
         Section 11.12.    Notices....................................................................    61
         Section 11.13.    Governing Law; Submission to Jurisdiction..................................    61
         Section 11.14.    Counterparts...............................................................    62
         Section 11.15.    Severability...............................................................    62
         Section 11.16.    Headings...................................................................    62
         Section 11.17.    Construction...............................................................    62
         Section 11.18.    Independence of Covenants..................................................    62
         Section 11.19.    WAIVER OF JURY TRIAL.......................................................    62
         Section 11.20.    Securities Act of 1933.....................................................    63
         Section 11.21.    No Agency..................................................................    63

ARTICLE XII THE AGENT.................................................................................    63
         Section 12.1.     Appointment and Powers.....................................................    63
         Section 12.2.     Responsibility.............................................................    63
         Section 12.3.     Agent's Indemnification....................................................    64
         Section 12.4.     Rights as a Bank...........................................................    64
         Section 12.5.     Credit Investigation.......................................................    64
         Section 12.6.     Resignation................................................................    65
         Section 12.7.     Withholding Tax............................................................    65

                                INDEX TO EXHIBITS

Exhibit                 Description of Exhibit                       Section
-------                 ----------------------                       -------
"A"            Form of Note (Revolving and CP)                       1.1, 2.4
"B"            Matters to be Addressed by Opinion of Counsel         5.1(l)
"C"            Borrowing Request                                     2.5
"D"            Compliance Certificate                                7.1(c)
"E"            Guaranty                                              5.1(g)
"F"            Subsidiary Joinder Agreement                          1.1
"G-1"          NELNET Security Agreement                             5.1(h)
"G-2"          NETWORK Security Agreement                            5.1(h)
"H"            Schedule of Banks                                     2.1
"I"            Intercreditor Agreement                               5.1(m)

                               INDEX TO SCHEDULES

Schedule                    Description of Schedule
--------                    -----------------------
6.14              Subsidiaries
6.22              Loan Loss Reserve as of 3/31/03
6.23              Funded Debt to Leverage Denominator as of 3/31/03
8.1               Existing Debt
8.2               Existing Liens; Restrictions on Subsidiaries

                                CREDIT AGREEMENT

                  THIS CREDIT AGREEMENT (the "AGREEMENT"), dated as of September 25, 2003, is among NELNET, INC. ("NELNET"), a corporation duly organized and validly existing under the laws of the State of Nebraska and formerly known as Nelnet Loan Services, Inc., NATIONAL EDUCATION LOAN NETWORK, INC. ("NETWORK"), a corporation duly organized and validly existing under the laws of the State of Nevada and formerly known as Nelnet, Inc. (NETWORK and NELNET, herein individually a "BORROWER" and collectively "BORROWERS"), and M&I MARSHALL & ILSLEY BANK ("M&I"), SUNTRUST BANK, FIRST NATIONAL BANK OF OMAHA and FIFTH THIRD BANK, INDIANA (individually "BANK" and collectively the "BANKS") and M&I, in its capacity as agent for the Banks (the "AGENT").

                                R E C I T A L S :

                  Borrowers have requested that the Banks consider making loans to Borrowers from time to time under a revolving credit facility as described in
ARTICLE I of this Agreement and that M&I arrange for the issuance of commercial paper, backed by a credit facility as described in ARTICLE II of this Agreement. The Banks are willing to make such loans to Borrowers under the revolving credit facility and provide the commercial paper facility, all upon the terms and conditions hereinafter set forth.

                  NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   DEFINITIONS

                  Section A. Definitions.

                  As used in this Agreement, the following terms have the following meanings:

                  "2003 PUBLIC OFFERING" means the public offering of NELNET's common stock pursuant to the Form S-1 filed by NELNET in August, 2003 with the United States Securities and Exchange Commission.

                  "ADJUSTED EBTDA" means, for any period (the "SUBJECT PERIOD"), the total of the following calculated on a consolidated basis without duplication for such period: (a) EBTDA; plus (b) only to the extent approved by the Agent and on a pro forma basis, the pro forma EBTDA for each Prior Target or, as applicable, the EBTDA attributable to the assets acquired from each such Prior Target, which in either case is approved for inclusion in the definition of Adjusted EBTDA by the Agent, for any portion of such Subject Period occurring prior to the date of the acquisition of such Prior Target or the related assets; minus (c) the EBTDA of each Prior Company and, as applicable the EBTDA attributable to all Prior Assets, in each case for any portion of the Subject Period occurring prior to the date of the disposal of such Prior

Companies or Prior Assets; minus (d) the amount paid during the Subject Period under the terms of all the participation agreements either Borrower or any of the Subsidiaries have entered into pursuant to which such party has sold to a third Person participation interests in Student Loans it owns; plus or minus (e) other non-material adjustments approved by the Agent.

                  "ADJUSTED LIBOR RATE" means, for any Libor Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the quotient obtained by dividing (a) the Libor Rate for such Loan for such Interest Period by (b) 1 minus the Reserve Requirement for such Loan for such Interest Period.

                  "AFFILIATE" means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds ten percent (10%) or more of the voting stock of such Person; or (c) ten percent (10%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "CONTROL" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, in no event shall the Banks be deemed an Affiliate of either Borrower or any of their respective Subsidiaries.

                  "AGENT" has the meaning assigned to it in the preamble of this Agreement.

                  "AGGREGATE PERMISSIBLE WITHDRAWAL AMOUNT" means, as of any date of determination, the amount equal to the sum of the Permissible Withdrawal Amounts for all Asset Securitizations of the Borrowers and their respective Subsidiaries.

                  "AGGREGATE SLIMS COMMITMENT AMOUNT" means, as of any date of determination, the amount equal to the sum of the SLIMS Commitment Amounts relating to the Permissible Withdrawal Amounts for all Asset Securitizations of the Borrowers and their respective Subsidiaries.

                  "APPLICABLE LENDING OFFICE" means the lending office of the Bank (or of an Affiliate of the Bank) designated below its name on the signature pages hereof or such other office of the Bank (or of an Affiliate of the Bank) as such Bank may from time to time specify to Borrowers as the office by which its Loans are to be made and maintained.

                  "APPLICABLE RATE" has the meaning specified in SECTION 3.3.

                  "ASSET DISPOSITION" means the disposition of any of the assets of either Borrower or any of their respective Subsidiaries, including without limitation, the disposition of the Equity Interests of any Subsidiary.

                  "ASSET SECURITIZATION" means the process of monetizing assets through debt securities or ownership interests issued by a special purpose vehicle and backed by the assets in a transaction designed to separate the credit quality of the assets from the credit risk of any entity (other than a credit enhancer) involved in the transaction.

                  "BANK" and "BANKS" have the respective meanings assigned to them in the preamble of this Agreement, and shall include M&I in its capacity assisting Borrowers with the issuance of Commercial Paper under ARTICLE II.

                  "BANK OF AMERICA FACILITY" shall mean that credit agreement between the Borrowers and Bank of America, N.A., dated January 11, 2002.

                  "BANKRUPTCY CODE" has the meaning specified in SECTION
10.1(e).

                  "BORROWER" and "BORROWERS" have the respective meanings assigned to them in the preamble of this Agreement.

                  "BORROWING REQUEST" means a request for the Loan in substantially the form of EXHIBIT "C" properly completed and duly executed by a financial officer of each Borrower authorized to deliver such request.

                  "BUSINESS DAY" means (a) any day on which commercial banks are not authorized or required to close in Milwaukee, Wisconsin; (b) with respect to all borrowings, payments, Interest Periods, and notices in connection with Loans, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market; and (c) with respect to the determination of the Federal Funds Rate, any day which is a Business Day described in clause (a) above and which is also a day on which such rate is published by the Federal Reserve Bank of New York.

                  "CAPITAL LEASE OBLIGATIONS" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

                  "CLOSING DATE" means September 25, 2003.

                  "CODE" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

                  "COLLATERAL" means the property in which Liens have been granted pursuant to the Security Agreement, whether such Liens are now existing or hereafter arise.

                  "COMMERCIAL PAPER" has the meaning assigned to it in SECTION
2.1

                  "COMMITMENT" means the obligation of each Bank to make Loans hereunder in an aggregate principal amount up to but not exceeding the amounts set forth for such Bank on EXHIBIT "H", as the same may be reduced or terminated pursuant to SECTIONS 3.12 or 10.2.

                  "COMPLIANCE CERTIFICATE" means a certificate in substantially the form of EXHIBIT "D" properly completed and duly executed by a financial officer of each Borrower authorized to deliver such certificate.

                  "CONSOLIDATED NET INCOME" means, for any period and any Person (a "SUBJECT PERSON"), such Subject Person's consolidated net income (or loss) determined in accordance with GAAP, but excluding any extraordinary, nonrecurring, non-operating or non-cash gains, including without limitation or in addition, the following:

                           (i) the income of any Person (other than a subsidiary) in which the Subject Person or a subsidiary has an ownership interest; provided, however, that (A) Consolidated Net Income shall include amounts in respect of the income of such Person when actually received in cash by the Subject Person or such subsidiary in the form of dividends or similar distributions and (B) Consolidated Net Income shall be reduced by the aggregate amount of all investments, regardless of the form thereof, made by the Subject Person or any of its subsidiaries in such Person for the purpose of funding any deficit or loss of such Person;

                           (ii) the income of any subsidiary or any other income to the extent the payment of such income in the form of a distribution or repayment of any Indebtedness to the Subject Person or a subsidiary is not permitted, whether on account of any restriction in by-laws, articles of incorporation or similar governing document, any agreement (including any Securitization Documents) or any law, statute, judgment, decree or governmental order, rule or regulation applicable to such subsidiary or such income;

                           (iii) the income of any Person acquired by the Subject Person or a subsidiary for any period prior to the date of such acquisition; and

                           (iv) any gains realized upon the sale or refinancing of any asset, including, without limitation the income from any sale of assets in which the accounting basis of such assets had been the book value of any Person acquired by the Subject Person or a subsidiary prior to the date such Person became a subsidiary or was merged into or consolidated with the Subject Person or a subsidiary.

                  "CONSOLIDATED TANGIBLE NET WORTH" means, at any date, the total of: (a) stockholders' equity of Borrowers and their respective Subsidiaries, including Special Purpose Vehicles, at such date determined in accordance with GAAP on a consolidated basis; minus (b) the amount by which stockholders' equity has been increased by the write-up of any asset of Borrowers and their respective Subsidiaries after December 31, 2002; minus (c) the amount of intangible assets carried on the balance sheet of Borrowers and their respective Subsidiaries at such date determined in accordance with GAAP on a consolidated basis, including goodwill, patents, trademarks, trade names, computer software development costs, or any other deferred charges; minus (d) the amount of deferred income tax assets (less adjustments included in Consolidated Net Income after September 30, 2002); minus (e) any capital stock or debt security which is not readily marketable; minus (f) any cash held in a sinking fund or other analogous fund established for the purpose of redemption, retirement or prepayment of Equity Interests or Debt; minus (g) the amount at which shares of capital stock of either Borrowers is contained among the assets on the balance sheet of Borrowers and their respective Subsidiaries; minus (h) to the extent included in clause (a) the amount properly attributable to the minority interests, if any, of other Persons in the stock, additional paid-in capital, and retained earnings of Subsidiaries.

                  "CONTRACT RATE" has the meaning specified in SECTION 11.12.

                  "CP COMMITMENT" means, for each Bank, the aggregate amount set forth opposite its name on the Schedule of Banks attached hereto as Exhibit H, as such amount may be modified from time to time pursuant to the terms thereof.

                  "CP LOAN" shall mean a loan under ARTICLE II.

                  "CP NOTE" shall have the meaning specified in SECTION 2.4.

                  "CP OBLIGATIONS" shall mean, at any time, the principal amount of outstanding Commercial Paper plus accrued interest thereon.

                  "DEBT" means as to any Person at any time (without duplication): (a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments; (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than ninety (90) days; (d) all Capital Lease Obligations of such Person; (e) all Debt or other obligations of others Guaranteed by such Person; (f) all obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person; (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments; (h) all obligations of such Person in respect of mandatory redemption or mandatory dividend rights on Equity Interests but excluding dividends payable solely in additional Equity Interests; (i) all obligations and liabilities of such Person under Hedging Agreements; (j) all liabilities of such Person in respect of unfunded vested benefits under any Plan; (k) all obligations of such Person, contingent or otherwise, for the payment of money under any non-compete, consulting or similar agreement or any other similar arrangements providing for the deferred payment of the purchase price for an acquisition; (l) all obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which lease is required or is permitted to be classified and accounted for as an operating lease under GAAP but which is intended by the parties thereto for tax, bankruptcy, regulatory, commercial law, real estate law and all other purposes as a financing arrangement; (m) all other amounts required to be reflected as a liability on a consolidated balance sheet of such Person in accordance with GAAP other than accruals, taxes, time deposits, and unfunded commitment to make Student Loans. The Debt of any Person shall include the Debt of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Debt provide that such Person is not liable therefor. The amount of the obligations of either Borrower or any Subsidiary in respect of any Hedging Agreement shall, at any time of determination and for all purposes under this Agreement, be the maximum aggregate amount (giving effect to any netting agreements) that such Borrower or such

Subsidiary would be required to pay if such Hedging Agreement were terminated at such time giving effect to current market conditions notwithstanding any contrary treatment in accordance with GAAP.

                  "DEFAULT RATE" means a rate per annum during the period commencing on the due date until such amount is paid in full equal to the sum of two percent (2.00%) plus the Applicable Rate, calculated for an Interest Period of 1 month as such rate changes from time to time.

                  "DEFAULT" means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.

                  "DEPOSIT OBLIGATIONS" means all obligations, indebtedness, and liabilities of either Borrower or any of their respective Subsidiaries, or any one of them, to the Agent or any Affiliate of the Agent arising pursuant to any deposit, lock box or cash management arrangements entered into by the Agent or any Affiliate of the Agent with either Borrower or any of their respective Subsidiaries, whether now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligation, indebtedness, and liabilities of either Borrower or any of their respective Subsidiaries, or any one of them, to repay any credit extended in connection with such arrangements, interest thereon, and all fees, costs, and expenses (including attorneys' fees and expenses) provided for in the documentation executed in connection therewith.

                  "DOE" means the United States Department of Education and any successor thereto.

                  "DOLLARS" and "$" mean lawful money of the United States of America.

                  "EBTDA" means, for any period and any Person, the total of the following, each calculated without duplication for such Person on a consolidated basis for such period: (a) Consolidated Net Income; plus (b) any provision for (or less any benefit from) income or franchise taxes included in determining Consolidated Net Income; plus (c) amortization and depreciation expense deducted in determining Consolidated Net Income; minus (d) any other after-tax extraordinary, non-cash, non-recurring or non-operating income or gains not already deducted in determining Consolidated Net Income.

                  "ENVIRONMENTAL LAWS" means any and all federal, state, and local laws, regulations, and requirements pertaining to health, safety, or the environment, as such laws, regulations, and requirements maybe amended or otherwise modified from time to time.

                  "EQUITY INTERESTS" means any capital stock, partnership interests, membership interests, beneficial interests in trust or other ownership or equity interests of any Person and any interests therein or relating thereto, including without limitation, any options, warrants or other rights to acquire any interest therein or thereto.

                  "ERISA AFFILIATE" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as either Borrower or is under common control (within the meaning of Section 414(c) of the Code) with either Borrower.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder.

                  "EVENT OF DEFAULT" has the meaning specified in SECTION 10.1.

                  "F&M FACILITY" means the revolving line of credit evidenced by that certain Line of Credit Agreement dated as of November 15, 2001, by and between Farmers & Merchants Investment Inc. and NETWORK.

                  "F&M REPLACEMENT FACILITY" means a revolving line of credit in favor of NELNET and/or NETWORK that is issued in replacement or refinancing of the F&M Facility (or another F&M Replacement Facility) and is issued on substantially the same terms as the F&M Facility.

                  "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Agent on such day on such transactions as determined by the Agent.

                  "FUNDED DEBT" means, at the time of determination, all the Debt of Borrowers and the Regular Subsidiaries under this Agreement, including the Revolving Credit Facility under ARTICLE I, outstanding Commercial Paper and CP Loans under ARTICLE II, and under the Bank of America Facility.

                  "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

                  "GOVERNMENTAL AUTHORITY" means any nation or government, any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government, including without limitation, the DOE and any guaranty agency under the Higher Education Act.

                  "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing the payment or performance of any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise); and (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part and including without limitation, any agreement binding on a Person to make Investments in or otherwise transfer funds to or for the benefit of another Person for purposes of assuring such other Person's financial liquidity, assuring such other Person's compliance with the capital adequacy requirements imposed by agreement or applicable law or otherwise assuring such other Person's compliance with financial covenants or other financial statement conditions); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "GUARANTEE" used as a verb has a corresponding meaning.

                  "GUARANTY" means the Guarantee of the Obligations by the Regular Subsidiaries in favor of M&I Marshall & Ilsley Bank, as agent for the Secured Parties, in substantially the form of EXHIBIT "E" hereto, as the same maybe modified pursuant to one or more Subsidiary Joinder Agreements and as the same may be otherwise amended or otherwise modified from time to time.

                  "HAZARDOUS MATERIAL" means any material which is or becomes listed, regulated, or addressed under any Environmental Law.

                  "HEDGING AGREEMENT" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest, security, currency exchange rate or commodity price hedging arrangement.

                  "HEDGING OBLIGATIONS" means all obligations, indebtedness, and liabilities of either Borrower or any of their respective Subsidiaries, to the Banks or any Affiliate of the Banks, arising pursuant to any Hedging Agreements entered into by the Banks or Affiliate with either Borrower or any of their respective Subsidiaries, whether now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, all fees, costs, and expenses (including attorneys' fees and expenses) provided for in such Hedging Agreements.

                  "HIGHER EDUCATION ACT" means the Higher Education Act of 1965, as amended, together with any rules, regulations and interpretations thereunder of DOE or the applicable guaranty agency.

                  "INTERCREDITOR AGREEMENT" has the meaning specified in SECTION 5.1(m).

                  "INTEREST PERIOD" means, with respect to a Loan, each period commencing on the date such Loan is made, and ending on the numerically corresponding day in the first calendar month thereafter, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (b) any Interest Period which would otherwise extend beyond the Maturity Date shall end on the Maturity Date; (c) no more than three (3) Interest Periods shall be in effect at the same time; (d) no Interest Period shall have a duration of less than one (1) month and, if the Interest Period would otherwise be a shorter period, such Loans shall not be available hereunder; and (e) no Interest Period may extend beyond a principal repayment date unless, after giving effect thereto, the aggregate principal amount of the Loans having Interest Periods that end after such principal payment date shall be equal to or less than the aggregate principal amount of the Loans to be outstanding hereunder after such principal payment date.

                  "INVESTMENTS" has the meaning specified in SECTION 8.5.

                  "LEVERAGE DENOMINATOR" shall mean the sum of (i) Adjusted EBTDA for the Borrowers and their Regular Subsidiaries without the Special Purpose Vehicles and all Asset Securitizations of the Borrowers and their Regular Subsidiaries, plus (ii) the SLIMS Difference as of the last day of the last fiscal quarter for which Adjusted EBTDA had been calculated.

                  "LIBOR RATE" means, for any Loan for any Interest Period therefor, (a) the rate per annum equal to the rate determined by the Agent to be the offered rate that appears on the page of the Telerate screen that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or (b) if the rate referenced in the preceding clause does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or (c) if the rates referenced in the preceding clauses are not available, the rate per annum determined by the Agent as the rate of interest (rounded upward to the next 1/100th of 1%) at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Loan being made by the Agent and with a term equivalent to such Interest Period would be offered by the Agent's London affiliate or designee to major banks in the offshore Dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

                  "LIEN" means any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

                  "LOAN DOCUMENTS" means this Agreement, any Note, the Guaranty, the Security Agreement and all assignments, other guaranties, and other agreements executed and delivered pursuant to or in connection with this Agreement, as such agreements may be amended or otherwise modified from time to time.

                  "LOAN LOSS RESERVE" shall mean reserves for bad loans determined in accordance with GAAP.

                  "LOAN OBLIGATIONS" means all obligations, indebtedness, and liabilities of Borrowers to the Agent or the Banks, arising pursuant to any of the Loan Documents, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligation of Borrowers to repay the Loans, interest on the Loans, and all fees, costs, and expenses (including reasonable attorney's fees) provided for in the Loan Documents, including, specifically, liability under ARTICLE I (Revolving Credit Facility) and outstanding Commercial Paper and/or CP Loans under ARTICLE II (Commercial Paper Facility).

                  "LOANS" means the advances made pursuant ARTICLE I (Revolving Credit Facility) and/or ARTICLE II (Commercial Paper Facility).

                  "MATERIAL ADVERSE EFFECT" means the occurrence of any event or the existence of any condition, including a decision, rule, interpretation, or order by any Governmental Authority, that reasonably could be expected to have a material adverse effect on (a) the business, assets, liabilities (actual or contingent), operations, or condition (financial or otherwise) of Borrowers and their respective Subsidiaries, taken as a whole, (b) the ability of Borrowers to pay and perform the Obligations when due, or (c) the validity or enforceability of any of the Loan Documents or the rights and remedies of the Agent or the Banks thereunder. In determining whether any individual event could reasonably be expected to result in a Material Adverse Effect, notwithstanding that such event does not itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events could reasonably be expected to result in a Material Adverse Effect.

                  "MATURITY DATE" means September 24, 2004 (364 DAYS FROM THE DATE HEREOF).

                  "MAXIMUM RATE" means the maximum non-usurious interest rate, if any, that any time or from time to time may be contracted for, taken, reserved, charged, or received with respect to the Note or on other amounts, if any, payable to the Banks pursuant to this Agreement or any other Loan Document, under laws applicable to the Banks which are presently in effect, or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to either Borrower at the time of such change in the Maximum Rate.

                  "MULTIEMPLOYER PLAN" means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by either Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

                  "NET PROCEEDS" means with respect to any disposition of assets, the cash proceeds received by either Borrower or any of their respective Subsidiaries from such disposition (including payments under notes or other debt securities received in connection with any such disposition) net of (a) the costs of such disposition (including professional fees and expenses, underwriting discounts, commissions and taxes (to the extent actually paid), in each case attributable to such disposition) and (b) amounts applied to repayment of Debt (other than the Obligations) secured by a lien, security interest, claim or encumbrance on the asset or property sold.

                  "NOTES" means the promissory notes provided for by SECTIONS
1.1 AND ARTICLE II hereof, and all extensions, renewals, and modifications thereof and all substitutions therefor, and "Note" means one of the Notes.

                  "OBLIGATED PARTY" means the Regular Subsidiaries and any other Person (exclusive of Borrowers) who is or hereafter becomes party to any agreement that guarantees or secures payment and performance of the Obligations or any part thereof.

                  "OBLIGATIONS" means all Loan Obligations, Deposit Obligations, and Hedging Obligations.

                  "OTHER OBLIGATIONS" shall have the meaning specified in
SECTION 3.18.

                  "OTHER TAXES" has the meaning specified in SECTION 4.6.

                  "PARENT" shall have the meaning specified in SECTION 8.4.

                  "PARTICIPANT" shall have the meaning specified in SECTION
11.8.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

                  "PERMISSIBLE WITHDRAWAL AMOUNT" means, with respect to any Asset Securitization as of a date of determination, the amount of assets permitted to be withdrawn under the terms of the Securitization Documents relating to that Asset Securitization as of such date from the funds securing the securities backed by such assets and held by or on behalf of the trustee or other collateral agent for such securities; provided, however, that the Permissible Withdrawal Amount shall not include any amounts permitted to be withdrawn under the terms of such Securitization Documents only for limited purposes relating to such Asset Securitization, including the payment of debt service, administrative expenses, servicing fees and expenses, and other fees and expenses directly related to that Asset Securitization and the securities backed by such assets.

                  "PERMITTED ACQUISITION" means an acquisition of a Person or its assets in a transaction complying with the conditions set out in SECTION 8.5(i).

                  "PERMITTED DEBT" means Debt described in SECTION 8.1(a), (b),
(i), (j) AND (k) and the SLIMS.

                  "PERMITTED PRINCIPAL PAYMENT" means for any period any payment of principal made or scheduled to be made on Permitted Debt during such period.

                  "PERSON" means any individual, corporation, business trust, association, company, partnership, joint venture, Governmental Authority, or other entity.

                  "PLAN" means any employee benefit or other plan established or maintained by either Borrower or any ERISA Affiliate and which is covered by TITLE IV of ERISA.

                  "PRINCIPAL OFFICE" means the office of the Agent, presently located at 770 North Water Street, Milwaukee, Wisconsin 53202.

                  "PRIOR ASSETS" means assets that have been disposed of by a division or branch of either Borrower or any of their respective Subsidiaries in a transaction with an unaffiliated third party approved in accordance with this Agreement which would not make the seller a "PRIOR COMPANY" but constitute all or substantially all of the assets of such division or branch.

                  "PRIOR COMPANY" means any Subsidiary whose Equity Interests has been disposed of, or all or substantially all of whose assets have been disposed of, in each case, in a transaction with an unaffiliated third party approved in accordance with this Agreement.

                  "PRIOR TARGET" means a Target who has been acquired or whose assets have been acquired in a transaction permitted by SECTION 8.5.

                  "PROHIBITED TRANSACTION" means any transaction set forth in
Section 406 of ERISA or Section 4975 of the Code.

                  "PUBLICLY HELD" means that NELNET's shares of common stock are listed and tradable on the New York Stock Exchange or The NASDAQ National Market.

                  "QUARTERLY PAYMENT DATE" means September 30, 2003, then the last Business Day of each December, March, June or September thereafter.

                  "REGULAR SUBSIDIARY" means each Subsidiary listed as a Regular Subsidiary in Schedule 6.14, and any other entity that becomes a Subsidiary after the date hereof that has not been established as a Special Purpose Vehicle.

                  "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

                  "REPORTABLE EVENT" means any of the events set forth in
Section 4043 of ERISA.

                  "REQUIRED BANKS" means Banks representing at least two-thirds of the aggregate Commitment or, if the Commitment has been terminated, Banks representing at least two-thirds of the Loans outstanding to Borrowers.

                  "RESERVE REQUIREMENT" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Adjusted Libor Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Libor Loans. The Adjusted Libor Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

                  "REVOLVING COMMITMENT" means, for each Bank, the obligation of such Bank to make Revolving Loans to the Borrowers in an aggregate amount not exceeding the amount set forth opposite its name on the Schedule of Banks attached hereto as Schedule H, as such amount may be modified from time to time pursuant to the terms hereof.

                  "REVOLVING LOANS" shall have the meaning specified in SECTION 1.1.

                  "REVOLVING NOTE" shall have the meaning specified in SECTION 1.1.

                  "SECURED PARTIES" means the Agent and each Affiliate of the Agent who is owed any portion of the Obligations.

                  "SECURITIZATION DOCUMENTS" means, with respect to any Asset Securitization, all documentation entered into to evidenced or govern the Asset Securitization, as the same may be amended or otherwise modified from time to time.

                  "SECURITIZATION RESIDUAL" means, with respect to any Asset Securitization, (i) the interest in the securitized assets remaining after all securities (whether debt or equity interests) backed by such assets have been paid or (ii) if applicable, with respect to any Person, the interest in all subordinate securities (whether debt or equity interests) which are backed by the securitized assets and held by such Person that remain outstanding after all securities which are backed by such assets and are senior to such subordinate securities have been paid.

                  "SECURITY AGREEMENTS" means that certain Security Agreement in substantially the form of EXHIBIT "G-1" hereto between NELNET and the Agent, as agent for the Secured Parties, and that certain Security Agreement in substantially the form of EXHIBIT "G-2" hereto between NETWORK and the Agent, as agent for the secured parties, in each case as the same may be amended or otherwise modified from time to time.

                  "SLIMS" means Student Loan interest margin securities or any similar instrument heretofore or hereafter issued by or on behalf of the Borrowers or any of their Subsidiaries.

                  "SLIMS COMMITMENT AMOUNT" means, with respect to the Permissible Withdrawal Amount relating to an Asset Securitization as of a date of determination, the portion of such Permissible Withdrawal Amount equal to the sum of the amounts (a) required to make any payment (including, without limitation, principal, interest, or administrative expenses) in connection with SLIMS or securities evidencing a Securitization Residual (unless such SLIMS or securities are owned by a Borrower), (b) required to be transferred to any secured party holding assets on behalf of the owners of SLIMS or securities evidencing a Securitization Residual (unless such SLIMS or securities are owned by a Borrower), plus (c) pledged to or otherwise securing in any way a Debt of a Borrower or any Subsidiary.

                  "SLIMS DIFFERENCE" means the amount equal to the difference between (i) the Aggregate Permissible Withdrawal Amount as of the last day of a fiscal quarter and (ii) the Aggregate SLIMS Commitment Amount as of the last day of such fiscal quarter.

                  "SPECIAL PURPOSE VEHICLE" means any Person established by or on behalf of a Borrower or any Subsidiary to facilitate the financing of Student Loans pursuant to an Asset Securitization or similar financing arrangement and who requires ownership of the assets to be securitized and/or issues the asset-backed securities relating thereto.

                  "STUDENT LOAN GUARANTY AGREEMENT" means an agreement pursuant to which a third party guarantees Student Loans under the Higher Education Act or otherwise.

                  "STUDENT LOAN" means loans or other financial accommodations to Persons who have, or anticipate having, expenses directly or indirectly related to obtaining an education for themselves or other Persons.

                  "SUBORDINATE DEBT" means the debt under the F&M Replacement Facility subordinated pursuant to a subordination agreement reasonably acceptable to the Banks.

                  "SUBSIDIARY JOINDER AGREEMENT" means an agreement which has been or will be executed by a Regular Subsidiary adding it as a party to the Guaranty and the Security Agreement in substantially the form of EXHIBIT "F" hereto, as the same may be amended or otherwise modified.

                  "SUBSIDIARY" means any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (irrespective of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by either Borrower or one or more of the Subsidiaries or by either Borrower and one or more of the Subsidiaries.

                  "TARGET" means the Person to be acquired or whose assets are to be acquired with the proceeds of the Loan requested in a transaction permitted by SECTION 8.5.

                  "TAXES" has the meaning specified in SECTION 4.6.

                  "TAX-EXEMPT ASSET SECURITIZATION" means an Asset Securitization evidenced by obligations the interest on which is excluded from gross income of the owners thereof under the Code.

                  "TERMINATION DATE" has the meaning set forth in SECTION 2.1.

                  "TOTAL COMMITMENT" has the meaning set forth in SECTION 2.1.

                  "TOTAL STUDENT LOANS" shall mean the principal amount of all outstanding Student Loans owned by or on behalf of the Borrowers or their Subsidiaries.

                  "UCC" has the meaning specified in the Security Agreement.

                  Section B. Other Definitional Provisions.

                  All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "HEREOF', "HEREIN", and "HEREUNDER" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC.

                  Section C. Accounting Terms and Determinations.

                  All accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Banks hereunder shall be prepared, in accordance with GAAP, on a basis consistent with those used in the preparation of the financial statements referred to in SECTION 6.2 hereof. All calculations made for the purposes of determining compliance with the provisions of this Agreement shall be made by application of GAAP, on a basis consistent with those used in the preparation of the financial statements referred to in SECTION 6.2 hereof; provided that compliance with the covenants set forth in ARTICLE IX shall be calculated with reference to GAAP as in effect in the date hereof. To enable the ready and consistent determination of compliance by Borrowers with their obligations under this Agreement, Borrowers will not change the last day of its fiscal year from December 31, or the last days of the first three fiscal quarters of Borrowers in each of its fiscal years from March 31, June 30, and September 30, respectively.

                                   ARTICLE I

                             REVOLVING LOAN FACILITY

                  Section 1.1. Revolving Loans.

                  From time to time prior to the Maturity Date or the earlier termination in full of the obligations of the Banks hereunder (in either case, the "Termination Date") and subject to all of the terms and conditions of this Agreement, the Borrowers may obtain loans ("Revolving Loans") from each of the Banks, pro rata up to the amount of such Bank's outstanding Revolving Commitment, repay such loans and reborrow hereunder. Each loan shall be in a multiple of $1,000,000 (considering for this purpose the loans from all Banks at one time in the aggregate), and shall be evidenced by a single promissory note of the Borrower (each a "Revolving Note"), in the form of the "Promissory Note - Revolving Credit Loans" set forth on Exhibit A annexed hereto, payable to the order of the lending Bank. The Revolving Notes shall be executed by the Borrowers and delivered to the Banks prior to the initial loans. Although the Revolving Notes shall be expressed to be payable in the full amounts specified above, the Borrowers shall be obligated to pay only the amounts actually disbursed to or for the account of the Borrowers, together with interest on the unpaid balance of sums so disbursed which remains outstanding from time to time, at the rates and on the dates specified herein or in the Revolving Notes, together with the other amounts provided herein. The Borrowers shall repay to the Banks on the Termination Date the aggregate principal amount of Revolving Loans outstanding on such date.

                                   ARTICLE II

                           COMMERCIAL PAPER FACILITY.

                  Section 2.1. Issuance.

                  From time to time prior to the Termination Date and subject to all the terms and conditions of this Agreement during the period from the Closing Date to the Maturity Date, M&I will from time to time, upon each Borrower complying with the requirements of M&I which may then be in effect, including by way of illustration but not limitation, the execution of an amendment to the Commercial Paper Placement Agreement acceptable to M&I and compliance with the terms and conditions thereof, assist the Borrowers in the issuance of Commercial Paper up to the amount of the total commercial paper commitment amount as provided for in EXHIBIT "H"; provided, that at the time of the issuance of the commercial paper (the "Commercial Paper") (and after giving effect to the issuance of the Commercial Paper) by the Borrowers each of the following conditions (without limitation to those conditions set forth in SECTION 5.1 and SECTION 5.2) shall be satisfied: (i) no Default or Event of Default shall have occurred, (ii) the Commercial Paper shall be in form and substance acceptable to M&I in its sole discretion, (iii) the sum of the CP Obligations and CP Loans at any time shall not exceed the total CP Commitment amount as provided for in EXHIBIT "H", (iv) the sum of the aggregate amount of the Revolving Loans, plus the aggregate amount of the CP Obligations and CP Loans, shall not at any time exceed the total commitment as provided for in EXHIBIT "H" (the "TOTAL COMMITMENT"); and (v) no Commercial Paper shall be issued with a maturity date beyond five (5) days prior to the Maturity Date.

                  Section 2.2. Participations.

                  Each Bank, with respect to the Commercial Paper issued on or after the Closing Date and upon issuance of Commercial Paper, shall be deemed to have purchased without recourse a risk participation from M&I of the obligations arising from the issuance of Commercial Paper hereunder and any collateral relating thereto, in each case in an amount equal to its pro rata share of the CP Obligation, and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to M&I therefor and discharge when due, its pro rata share of the CP Obligations, including without limitation, any payment made by M&I for and on behalf of the Borrowers in connection with such Commercial Paper. Without limiting the scope and nature of each Bank's participation in connection with the Commercial Paper, to the extent that M&I has not been reimbursed by the Borrowers as required hereunder, each such Bank shall pay to M&I its pro rata share of such CP Obligations in same day funds on the day of notification by M&I of an unreimbursed CP Obligations. The obligation of each Bank to so reimburse M&I shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event; provided, however, M&I shall not voluntarily make any payment for or on behalf of the Borrowers during the occurrence of an Event of Default for all or any portion of the CP Obligations without the consent of the Required Banks. Any such reimbursement shall not relieve or otherwise impair the joint and several obligations of the Borrowers to M&I for the CP Obligations. Nothing in this SECTION 2.2 shall be deemed to obligate M&I or any Bank to make any payment of all or any portion of the CP Obligations for and on behalf of any Borrower.

                  Section 2.3. Reimbursement.

                  In the event M&I makes payment for and on behalf of the Borrowers or otherwise becomes liable for all or any portion of the CP Obligations under the Commercial Paper, M&I will promptly notify the other Banks. The Borrowers shall reimburse M&I on the first Business Day following notice of payment under any Commercial Paper (either with the proceeds of a Loan obtained hereunder or otherwise) in same day funds together with interest. Unless the Borrowers shall notify M&I on the date the Borrowers receive notice of a payment of its intent to reimburse M&I, the Borrowers shall be deemed to have requested a CP Loan in the amount of the payment, the proceeds of which will be used to satisfy the reimbursement obligations. The Borrowers' joint and several reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment a Borrower may claim or have against M&I, the Agent, the Banks, the holder of the Commercial Paper or any other person, including, without limitation, any defense based on any failure of any Borrower to receive consideration or the legality, validity, regularity or unenforceability of the Commercial Paper. M&I will promptly notify the other Banks of the amount of any unreimbursed payment and each Bank shall promptly pay to M&I in immediately available funds, the amount of such Bank's pro rata share of such unreimbursed payment. Such payment shall be made on the day such notice is received by such Bank from M&I if such notice is received at or before 12:00 noon (Milwaukee time), otherwise which payment shall be made at or before 12:00 noon (Milwaukee time) on the Business Day next succeeding the day such notice is received. If such Bank does not pay such amount to M&I in full upon such request, such Bank shall, on demand, pay to M&I interest on the unpaid amount during the period from the date of such payment until such Bank pays such amount to M&I in full at a rate per annum equal to the rate applicable to a Loan hereunder. Each Bank's obligation to make such payment to M&I, and the right of M&I to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Agreement, the existence of a Default or Event of Default or the acceleration of the Obligations hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever.

                  Section 2.4. Repayment with Loans.

                  On any day on which Borrowers shall be deemed to have requested a CP Loan under SECTION 2.3 above, M&I shall give notice to the Banks that a CP Loan has been requested or deemed requested in connection with Commercial Paper, in which case a CP Loan shall be immediately made (without giving effect to any termination of the Revolving Commitment) pro rata based on each Bank's pro rata share (determined before giving effect to any termination of the Revolving Commitments) and the proceeds thereof shall be paid directly to M&I. Each Bank hereby irrevocably agrees to make such CP Loans immediately upon any such request or deemed request in the amount and in the manner specified in the preceding sentence and on the same such date notwithstanding the amount may not comply with the minimum amount for borrowings of Loans otherwise required hereunder, whether a Default or an Event of Default then exists or any reduction in the Total Commitment after the issuance of Commercial Paper. Each CP Loan shall be evidenced by a single promissory note of the Borrower (each a "CP Note"), in the form of the "Promissory Note - Commercial Paper Loans" set forth on Exhibit A annexed hereto, payable to the order of the lending Bank. The CP Notes shall be executed by the Borrowers and delivered to the Banks prior to the initial loans. Although each CP Note shall be expressed to be payable in the full amount of the applicable Bank's CP Commitment, the Borrowers shall be obligated to pay only the actual amounts of the CP Loans, together with interest on the unpaid balance of such amounts which remains outstanding from time to time, at the rates and on the dates specified herein or in the CP Notes, together with the other amounts provided herein. In the event that any CP Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect the Borrowers), then each such Bank hereby agrees that it shall forthwith fund its pro rata share of unreimbursed payment or obligations of M&I.

                                   ARTICLE III

                                     GENERAL

                  Section 3.1. Application of Payments.

                  Unless otherwise agreed to in writing, or otherwise required by applicable law, payments will be applied first to accrued, unpaid interest, then to any unpaid collection costs, late charges and other charges, and the remaining amount to principal; provided, however, upon delinquency or other default, the Banks reserve the right to apply payments among principal, interest, late charges, collection costs and other charges at their discretion.

                  Section 3.2. Repayment of Loans.

                  Borrowers shall, jointly and severally, pay to the Banks the aggregate principal amount of the Loans outstanding on the Termination Date.

                  Section 3.3. Interest.

                           (a)      Interest Rate. Borrowers shall, jointly and
severally, pay to each of the Banks interest on the unpaid principal amount outstanding hereunder, both under ARTICLE I (Revolving Credit Facility) and
ARTICLE II (Commercial Paper Facility) at a fluctuating rate per annum equal to the Applicable Rate. The term "APPLICABLE RATE" means the Adjusted Libor Rate plus two and one quarter percent (2.25%) per annum; provided, however, that solely in the case of Revolving Loans, the rate shall not be at any time less than 3.35% per annum.

                           (b)      Payment Dates. Accrued interest on the Loans
shall be due and payable as follows:

                                    (i)      in the case of accrued interest on
         each Loan, on the last day of the Interest Period with respect thereto;

                                    (ii)     in the case of the accrued interest
         on the principal amount of any Loan being prepaid, upon such prepayment of principal; and

                                    (iii)    on the Termination Date.

                           (c)      Default Interest. Notwithstanding the
foregoing, Borrowers, jointly and severally, will pay to the Banks interest at the applicable Default Rate on any principal of any Loan, and (to the fullest extent permitted by law) on any other amount payable by Borrowers under this Agreement or any other Loan Document to or for the account of the Bank which is not paid in full when due (whether at stated maturity, by acceleration, or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand.

                  Section 3.4. Borrowing Procedure.

                  Borrowers shall give the Agent notice of each requested borrowing hereunder in accordance with SECTION 3.7 pursuant to the delivery of a Borrowing Request. The amount requested to be borrowed shall, subject to the terms and conditions of this Agreement, be made available to Borrowers not later than 1:00 p.m. Milwaukee, Wisconsin, time on the date specified for such borrowing, in immediately available funds, to the account as designated by Borrowers from time to time.

                  Upon its receipt of such notice from the Borrower, the Agent shall promptly give notice to the other Banks, each of which shall have its respective portion of the loans available to the Agent in Milwaukee, Wisconsin, in immediately available funds not later than noon, Milwaukee time, on the borrowing date. Out of the funds received from each Bank for the making of the loans hereunder, the Agent will make a loan to the Borrower in such amount on behalf of such Bank. Notes and other required documents delivered to the Agent for the account of each Bank shall be promptly delivered to such Bank, or in accordance with instructions received from it, together with copies of such other documents received in connection with the borrowing as such Bank shall request.

Unless the Agent shall have been notified by telephone, confirmed promptly thereafter in writing, by a Bank not later than noon, Milwaukee time, on a borrowing date that such Bank will not make available to the Agent such Bank's pro rata share of the requested loan, the Agent may assume that such Bank has made such amount available to the Agent and, in reliance upon such assumption, may, if it so chooses, make available to the Borrower on such Borrowing Date a corresponding amount. If and to the extent that such Bank, without giving such notice, shall not have so made such amount available to the Agent, such Bank and the Borrower severally agree to repay the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Agent made such amount available to the Borrower to the date such amount is repaid to the Agent, at (i) in the case of the Borrower, the rate for the loan in question, and (ii) in the case of such Bank, the Federal Funds Rate for each of the first three days (or fraction thereof) after the date of demand and its prime rate or comparable rate for each day (or fraction thereof) thereafter.

                  Section 3.5. Prepayments.

                           (a)      Mandatory Prepayments from Asset
Dispositions. Within five (5) Business Days after receipt by either Borrower or any of their respective Subsidiaries of the Net Proceeds from any single Asset Disposition or series of related Asset Dispositions, which Net Proceeds equal or exceed Three Million Dollars ($3,000,000), Borrowers shall, jointly and severally, prepay the Loans in an amount which would cause compliance with SECTIONS 9.1-9.4, calculated after giving effect to the Asset Disposition, and Borrowers shall have delivered to Agent on or before the date of the scheduled prepayment, a certificate duly completed and executed showing the calculations demonstrating compliance with this section.

                           (b)      Optional Prepayments. Subject to this
SECTION 3.5, Borrowers shall have the right from time to time to optionally prepay the Loans in full or in part, upon prior notice to the Bank in accordance with SECTION 3.7.

                           (c)      Application of Prepayments. All prepayments
of the Loans shall be without premium or penalty and shall be accompanied with accrued interest on the amount prepaid to the date of prepayment. Loans may be repaid or prepaid only on the last day of the Interest Period applicable thereto unless Borrowers pay to the Bank any amounts due under SECTION 4.5 hereof as a result of such prepayment or repayment.

                  Section 3.6. Minimum Amounts.

                  Except for prepayments pursuant to ARTICLE IV, each optional prepayment of principal of the Loans shall be in an amount at least equal to One Million Dollars ($1,000,000). Anything in this Agreement to the contrary notwithstanding, the aggregate principal amount of Loans having the same Interest Period shall be at least equal to Five Million Dollars ($5,000,000). The aggregate amount of Loans made by the Bank under SECTION 1.1 on any date shall be in minimum amount equal to Five Million Dollars ($5,000,000).

                  Section 3.7. Certain Notices.

                  Notices by Borrowers to the Banks of the borrowing of Loans and of prepayments of Loans shall be irrevocable and shall be effective only if received by the Bank by 10:00 a.m., Milwaukee time, on the second preceding Business Day prior to the date of the borrowing of or prepayment of a Loan. Each such notice of borrowing or prepayment shall specify the Loans to be borrowed or prepaid and the amount (subject to SECTION 3.5 hereof) of the Loans to be borrowed or prepaid and the date of borrowing or prepayment (which shall be a Business Day).

                  Section 3.8. Use of Proceeds.

                  The proceeds of Revolving Loans shall be used by Borrowers to pay the purchase price for Permitted Acquisitions and for other lawful general corporate purposes. The proceeds of CP Loans shall be used by the Borrowers for lawful general corporate purposes. No part of the proceeds of any loan made hereunder will be used to "purchase" or "carry" any "margin stock" or to extend credit to others for the purpose of "purchasing" or "carrying" any "margin stock" (as such terms are defined in the Regulation U of the Board of Governors of the Federal Reserve System), and the assets of the Borrowers and their Subsidiaries do not include, and neither the Borrowers nor any Subsidiary has any present intention of acquiring, any such security.

                  Section 3.9. Agent's Fees.

                  The Borrowers shall pay to the Agent, for the Agent's own account, such fees as the Borrowers and the Agent have agreed upon a separate fee letter and shall comply with such other terms regarding accounts and account balances as contained therein.

                  Section 3.10. Facility Fee.

                  Borrowers agree, jointly and severally, to pay to the Agent for the pro rata benefit of the Banks a facility fee calculated at a per annum rate equal to one-quarter of one percent (0.25%): (i) for the period from and including the Closing Date through the Termination Date, on the amount of the Revolving Commitment, payable in arrears on the Quarterly Payment Dates (prorated for the first quarter if less than a full quarter) and on the Termination Date and (ii) for the period from and including the Closing Date through the Termination Date, on the amount of the CP Commitment, payable in advance on the Closing Date.

                  Section 3.11. Computations.

                  Interest payable by Borrowers hereunder and under the other Loan Documents and the facility fee payable under SECTION 3.8 shall be computed as follows: (i) with respect to Loans and the facility fee payable under SECTION 3.10, on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

                  Section 3.12. Termination or Reduction of Commitment.

                  Borrowers shall have the right to terminate fully or to reduce in part on a pro rata basis among the Banks the unused portion of the Commitment at any time and from time to time, provided that: (a) Borrowers shall give the Banks at least three (3) Business Days notice of each such termination or reduction; and (b) each partial reduction shall be in an aggregate amount at least equal to Five Million Dollars ($5,000,000). The Commitment may not be reinstated after it has been terminated or reduced.

                  Section 3.13. Obligations.

                  No Bank shall be liable in respect to the obligation of any other Bank hereunder or be obligated in any event to lend in excess of its Revolving Commitment or Commercial Paper Commitment, as the case may be.

                  Section 3.14. Method of Payment.

                  All payments of principal, interest, and other amounts to be made by Borrowers under this Agreement and the other Loan Documents shall be made to the Agent for the ratable account of the Banks and the holders of the Notes then outstanding, as appropriate, at the Agent's Principal Office in Dollars and in immediately available funds, without setoff, deduction, or counterclaim, not later than 10:00 a.m., Milwaukee, Wisconsin, time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business
Day). The applicable Borrower shall, at the time of making each such payment, specify to the Agent the sums payable by Borrowers under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event that a Borrower fails to so specify, or if an Event of Default exists, the Agent may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion, subject to SECTION 3.15 hereof). Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest.

                  Section 3.15. Application of Proceeds of Collateral.

                  All proceeds received by the Banks from the sale or other liquidation of the Collateral shall first be applied

                                    (i)      first, as payment of the accrued
         and unpaid fees and reasonable expenses of the Agent hereunder;

                                    (ii)     second, as payment of the accrued
         and unpaid fees and expenses of the Banks hereunder:

                                    (iii)    third, to the other Loan
         Obligations, until all the Loan Obligations have been paid and satisfied in full or cash collateralized;

                                    (iv)     fourth, to the Secured Parties, pro
         rata in accordance with the respective unpaid amounts of Hedging Obligations, until all Hedging Obligations have been paid and satisfied in full or cash collateralized;

                                    (v)      fifth, to the Secured Parties, pro
         rata in accordance with the respective unpaid amounts of the Deposit Obligations, until all Deposit Obligations have been paid and satisfied in full or cash collateralized; and

                                    (vi)     sixth, to the Secured Parties, pro
         rata in accordance with the respective unpaid amounts of the remaining Obligations.

After all the Obligations (including without limitation, all contingent Obligations) have been paid and satisfied in full, the Commitment terminated and all other obligations of either Borrower or any Obligated Party to any Secured Party otherwise satisfied, any proceeds of Collateral shall be delivered to the Person entitled thereto as directed by Borrowers or as otherwise determined by applicable law or applicable court order.

                  Section 3.16. Pro Rata Treatment.

                  In the event that any Bank shall receive from any Borrower or any other source any payment (other than a payment of Agent's fees) of, on account of, or for any obligation of the Borrowers hereunder or under the Notes (whether pursuant to the exercise of any right of set off, Bank's lien, realization upon any security held for or appropriated to such obligation, counterclaim or otherwise) other than as above provided, then such Bank shall immediately purchase, without recourse and for cash, an interest in the obligations of the same nature held by the other Banks so that each Bank shall thereafter have a percentage interest in all of such obligations equal to the percentage interest in such obligations which such Bank held immediately before such payment; provided, that if any payment so received shall be recovered in whole or in part from such purchasing Bank, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. The Borrowers specifically acknowledge and consent to the preceding sentence.

                  Section 3.17. Borrowers' Acknowledgment of Benefit and
Liability

                  Each Borrower expressly acknowledges that it has benefited and will benefit, directly and indirectly, from each and every Loan, whether or not such Borrower is or was the actual borrower in respect of such Loan, and hereby acknowledges and undertakes, together with the other Borrower, joint and several liability for the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations. Each Borrower hereby acknowledges that this Agreement is the independent and several obligation of each Borrower and may be enforced against each Borrower separately, whether or not enforcement of any right or remedy hereunder has been sought against the other Borrower. Each Borrower further agrees that its liability hereunder and under any other Loan Document shall be absolute, unconditional, continuing and irrevocable. Each Borrower expressly waives any requirement that the Agent or the Banks exhaust any right, power or remedy and proceeds against the other Borrower under this Agreement, or any other Loan Document, or against any other Person under any guaranty of, or security for, any of the Obligations.

                  Section 3.18. Joint and Several Obligations Absolute

                  If acceleration of the time for payment of any amount payable by a Borrower under the Obligations is stayed upon the insolvency, bankruptcy, or reorganization of another Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the other Borrower hereunder forthwith on demand by the Bank. Each Borrower hereby agrees that its joint and several liability for the Obligations of the other Borrower (the "OTHER OBLIGATIONS") under this Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of either
Borrower: (a) the taking or accepting of collateral as security for any or all of the Other Obligations or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Other Obligations;
(b) any partial release of the liability of the other Borrower hereunder; (c) any disability of the other Borrower, or the dissolution, insolvency, or bankruptcy of the other Borrower or any other party at any time liable for the payment of any or all of the Other Obligations; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Other Obligations or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Other Obligations; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by the Agent or the Banks to the other Borrower or any other party ever liable for any or all of the Other Obligations; (f) any neglect, delay, omission, failure, or refusal of the Agent or the Banks to take or prosecute any action for the collection of any of the Other Obligations or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Other Obligations; (g) the unenforceability or invalidity of any or all of the Other Obligations or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Other Obligations; (h) any payment by the other Borrower or any other party to the Agent or the Banks is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason the Agent or the Banks are required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Other Obligations; (j) the non-perfection of any security interest or lien securing any or all of the Other Obligations; (k) any impairment of any collateral securing any or all of the Other Obligations; (l) the failure of the Agent or the Banks to sell any collateral securing any or all of the Other Obligations in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of the other Borrower; or
(n) any other circumstance which might otherwise constitute a defense available to, or discharge of, the other Borrower (other than payment of the Other Obligations).

                                   ARTICLE IV

                         YIELD PROTECTION AND ILLEGALITY

                  Section 4.1. Increased Cost and Reduced Return.

                           (a)      If, after the date hereof, the adoption of
any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Banks (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

                                    (i)      shall subject any of the Banks (or
         the Applicable Lending Office) to any tax, duty, or other charge with respect to any Loans, its Note, or its obligation to make Loans, or change the basis of taxation of any amounts payable to the Banks (or their Applicable Lending Office) under this Agreement or its Note in respect of any Loans (other than taxes imposed on the overall net income of the Bank by the jurisdiction in which the Bank involved has its principal office or such Applicable Lending Office);

                                    (ii)     shall impose, modify, or deem
         applicable any reserve, special deposit, assessment, compulsory loan, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted Libor Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, any of the Banks (or their Applicable Lending Office), including the Commitment of the Banks hereunder; or

                                    (iii)    shall impose on any of the Banks
         (or their Applicable Lending Office) or on the London interbank market any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to any of the Banks (or their Applicable Lending Office) of making or maintaining any Loans or its commitment to make Loans or to reduce any sum received or receivable by the Bank (or its Applicable Lending Office) under this Agreement or the Note with respect to any Loans or its commitment to make Loans, then Borrowers shall jointly and severally, pay to the Banks on demand such amount or amounts as will compensate the Banks for such increased cost or reduction. If the Banks request compensation by Borrowers under this SECTION 4.1(a), Borrowers may, by notice to the Banks, suspend the obligation of the Banks to make Loans until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of SECTION 4.4 shall be applicable); provided that such suspension shall not affect the right of the Banks to receive the compensation so requested as to any Loans that remain outstanding as of the date of such request.

                           (b)      If, after the date hereof, any Bank shall
have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Bank or any corporation controlling such Bank as a consequence of such Bank's obligations hereunder to a level below that which the Bank or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand Borrowers shall jointly and severally, pay to the Banks such additional amount or amounts as will compensate the Banks for such reduction.

                           (c)      The Banks shall promptly notify Borrowers of
any event of which they have knowledge, occurring after the date hereof, which will entitle the Banks to compensation pursuant to this section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of the Banks, be otherwise disadvantageous to it. The Banks shall furnish to Borrowers a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, the Banks shall use reasonable averaging and attribution methods.

                  Section 4.2. Limitation on Loans

                  If on or prior to the first day of any Interest Period for any
Loan:

                           (a)      the Agent determines (which determination
shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Libor Rate for such Interest Period; or

                           (b)      the Agent determines (which determination
shall be conclusive) that the Adjusted Libor Rate will not adequately and fairly reflect the cost to the Banks of funding Loans for such Interest Period;

then the Agent shall give Borrowers prompt notice thereof and so long as such condition remains in effect, the Banks shall be under no obligation to make additional Loans or continue Loans and Borrowers shall, on the last day(s) of the then current Interest Period(s) for the outstanding Libor Loans, prepay such Loans in accordance with the terms of this Agreement.

                  Section 4.3. Illegality.

                  Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for a Bank or its Applicable Lending Office to make, maintain, or fund Loans hereunder, then the Agent shall promptly notify Borrowers thereof and the Banks' obligation to make or continue Loans shall be suspended until such time as the Banks may again make, maintain, and fund Loans (in which case the provisions of SECTION 4.4 shall be applicable).

                  Section 4.4. Treatment of Affected Loans.

                  If the obligation of the Banks to make a Loan or to continue Loans shall be suspended pursuant to SECTION 4.1 or 4.3 hereof, the parties shall promptly negotiate in good faith to replace such Loans with another type of Loan, such as a "base rate" loan giving, as nearly as possible, their respective benefits hereunder.

                  Section 4.5. Compensation.

                  Upon the request of any Bank, Borrowers shall, jointly and severally, pay to the Bank involved such amount or amounts as shall be sufficient (in the reasonable opinion of the Bank involved) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

                           (a)      any payment or prepayment for any reason
(including, without limitation, the acceleration of the Loans pursuant to SECTION 10.2) on a date other than the last day of the Interest Period for such Loan; or

                           (b)      any failure by either Borrower for any
reason (including, without limitation, the failure of any condition precedent specified in ARTICLE V to be satisfied) to borrow, continue, or prepay a Loan on the date for such borrowing, continuation, or prepayment specified in the relevant notice of borrowing, prepayment or continuation under this Agreement.

                  Section 4.6. Taxes.

                           (a)      Any and all payments by Borrowers or the
Obligated Parties to or for the account of the Banks hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, taxes imposed on the Banks' overall income, gross receipts, capital or gains and franchise or similar taxes, in each case, imposed on it by the jurisdiction under the laws of which any Bank (or its Applicable Lending Office) or the Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "TAXES"). If either Borrower or any Obligated Party shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Bank, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 4.6) the Bank shall receive an amount equal to the sum they would have received had no such deductions been made, (ii) the applicable Borrower or Obligated Party shall make such deductions, (iii) Borrowers shall, jointly and severally, pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) Borrowers shall furnish to the Banks the original or a certified copy of a receipt evidencing payment thereof.

                           (b)      In addition, Borrowers, jointly and
severally, agree to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "OTHER TAXES").

                           (c)      Borrowers, jointly and severally, agree to
indemnify the Banks for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this SECTION 4.6) paid by the Banks and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

                           (d)      If a Borrower or Obligated Party is required
to pay additional amounts to or for the account of the Bank pursuant to this
SECTION 4.6, then the Banks will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of the Bank, is not otherwise disadvantageous to the Bank.

                           (e)      Within thirty (30) days after the date of
any payment of Taxes, Borrowers shall furnish to the Banks the original or a certified copy of a receipt evidencing such payment.

                           (f)      Without prejudice to the survival of any
other agreement of Borrowers hereunder, the agreements and obligations of Borrowers contained in this SECTION 4.6 shall survive the termination of the Commitment and the payment in full of the Note.

                           (g)      If any Bank shall become aware that it is
entitled to claim a refund from, or to a tax credit on any tax return filed by the Bank with, a Governmental Authority in respect of Taxes or Other Taxes as to which it has been indemnified by Borrowers, or with respect to which Borrowers have paid additional amounts, pursuant to this SECTION 4.6, it shall promptly notify Borrower of the availability of such refund claim or right to a tax credit and shall, within thirty (30) days after receipt of a request by Borrowers, make a claim to such Governmental Authority for such refund, or claim such credit on the next such tax return filed by it, in each case, at Borrowers' expense. If any Bank receives a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) in respect of any Taxes or Other Taxes as to which it has been indemnified by Borrowers or with respect to which Borrowers have paid additional amounts pursuant to this SECTION 4.6 or receives benefit from such tax credit, it shall within thirty (30) days from the date of the receipt of such refund or such benefit pay over such refund or an amount equal to such benefit to Borrowers (but only to the extent of indemnity payments made, or additional amounts paid, by Borrowers under this SECTION 4.6 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Bank and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that Borrowers, upon the request of the Bank, jointly and severally, agree to repay the amount paid over to Borrowers (plus penalties, interest or other charges) to the Bank in the event such Bank is required to repay such refund to such Governmental Authority.

                                   ARTICLE V

                              CONDITIONS PRECEDENT

                  Section 5.1. Initial Loan.

                  The obligation of the Banks to make their initial Loan is subject to the condition precedent that the Banks shall have received on or before, or shall receive simultaneously with, the day of any such Loan all of the following, each dated (unless otherwise indicated) the Closing Date, in form and substance satisfactory to the Banks:

                           (a)      Resolutions. Resolutions of the Board of
Directors of each Borrower and each Obligated Party certified by its Secretary or an Assistant Secretary which authorize its execution, delivery, and performance of the Loan Documents to which it is or is to be a party;

                           (b)      Incumbency Certificate. A certificate of
incumbency for each Borrower and each Obligated Party certified by its Secretary or an Assistant Secretary certifying the name of each of its officers (i) who is authorized to sign the Loan Documents to which it is or is to be a party (including the certificates contemplated herein) together with specimen signatures of each such officer and (ii) who will, until replaced by other officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated hereby;

                           (c)      Certificate of Incorporation. The
certificate of incorporation of each Borrower and each Obligated Party certified by the Secretary of State of the state of its incorporation and dated a current date;

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

                           (d)      Bylaws. The bylaws of each Borrower and each
Obligated Party certified by its Secretary or an Assistant Secretary;

                           (e)      Governmental Certificates. Certificates of
the appropriate government officials of the state of incorporation of each Borrower and each Obligated Party as to their respective existence, authority to do business and good standing, as applicable, in such states, each dated a current date;

                           (f)      Note. The Notes executed by each Borrower;

                           (g)      Guaranty. The Guaranty executed by each
Regular Subsidiary in existence as of the Closing Date;

                           (h)      Security Agreements. The Security Agreements
executed by NELNET and NETWORK, respectively, UCC, tax and judgment Lien search reports listing all documentation on file against each Borrower in each jurisdiction in which such party is organized and has its chief executive office; and such executed documentation as the Bank may deem necessary to perfect or protect its Liens, including, without limitation: (i) financing statements under the UCC and other applicable documentation under the laws of any jurisdiction with respect to the perfection of Liens; and (ii) such consents and/or lien acknowledgments, as the Bank may require to ensure the attachment, perfection and priority of the Liens of the Agent in the Collateral;

                           (i)      Termination of Liens. Duly executed UCC-3
termination statements and such other documentation as shall be necessary to terminate or release all Liens other than those permitted by SECTION 8.2 hereof;

                           (j)      Fees. The fees payable to the Banks on the
Closing Date;

                           (k)      Attorneys' Fees and Expenses. Evidence that
the costs and expenses (including reasonable attorneys' fees) referred to in
SECTION 11.1 hereof, to the extent incurred and invoiced, have been, or will be with the proceeds of the initial Loan, paid in full;

                           (l)      Opinion of Counsel. A favorable opinion of
legal counsel to Borrowers and the Obligated Parties, as to the matters set forth in EXHIBIT "B" hereto, and such other matters as the Bank may reasonably request; and

                           (m)      Intercreditor Agreement. An Intercreditor
Agreement executed by Borrowers, Banks and Bank of America, N.A., relating to the limitations on payment of the Bank of America Facility in the form attached hereto as EXHIBIT I (the "INTERCREDITOR AGREEMENT").

                  Section 5.2. All Loans.

                  The obligation of the Banks to make any Loan (including the initial Loan) is subject to the following additional conditions precedent:

                           (a)      No Default. No Default shall have occurred
and be continuing, or would result from such Loan;

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

                           (b)      Representations and Warranties. All of the
representations and warranties contained in ARTICLE VI hereof and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such Loan with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date;

                           (c)      Absence of Legal Action. No order, judgment
or decree of any court, arbitrator or Governmental Authority nor any action, suit, investigation or other proceeding before any court, arbitrator or Governmental Authority shall purport or threaten to enjoin or restrain any of the transactions contemplated by the Loan Documents or any acquisition to be financed with the proceeds of the Loan requested;

                           (d)      No Material Adverse Effect. Since December
31, 2002, no event has occurred that has, or would have, a Material Adverse Effect, or if such Loan is to pay the purchase price for a Permitted Acquisition, that would have a material adverse effect on the business, assets, liabilities (actual or contingent) operations, condition (financial or otherwise) or prospects of the applicable Target;

                           (e)      Acquisition Conditions. The conditions
precedent under SECTION 8.5 applicable to the Permitted Acquisition to be funded with the Loan requested shall have been satisfied;

                           (f)      Additional Documentation. The Bank shall
have received such additional approvals, opinions, or documents as the Bank or its legal counsel may reasonably request.

The notice of borrowing by Borrowers hereunder shall constitute a representation and warranty by Borrowers that the conditions precedent set forth in SECTIONS
5.2 have been satisfied (both as of the date of such notice and, unless Borrowers otherwise notify the Banks prior to the date of such borrowing, as of the date of such borrowing).

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

                  To induce the Banks to enter into this Agreement, Borrowers, jointly and severally, represent and warrant to the Banks that:

                  Section 6.1. Corporate Existence.

                  Borrowers and each Subsidiary (a) is a corporation (or other entity as specified on SCHEDULE 6.14) duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or organization; (b) has all requisite power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a Material Adverse Effect. Each Borrower and each Obligated Party has the corporate power and authority and legal right to execute, deliver, and perform its obligations under the Loan Documents to which it is or may become a party.

                  Section 6.2. Financial Statements.

                  Borrowers have delivered to the Banks: (i) audited consolidated financial statements of NELNET as of and for the fiscal years ended December 31, 2000, 2001 and 2002; (ii) audited consolidated financial statements of NETWORK as of and for the fiscal years ended December 31, 2000, 2001 and 2002; and (iii) unaudited consolidated financial statements of NELNET and the Subsidiaries as of and for the fiscal quarter and three month period ended March 31, 2003. Such financial statements are complete and correct, have been prepared in accordance with GAAP, and fairly and accurately present, on a consolidated basis, the financial condition of the Persons the subject thereof as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. Neither Borrower nor any of their respective Subsidiaries has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments except as referred to or reflected in such financial statements. There has been no material adverse change in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of Borrowers or any of their respective Subsidiaries since the effective date of the most recent financial statements referred to in this SECTION 6.2.

                  Section 6.3. Corporate Action; No Breach.

                  The execution, delivery, and performance by each Borrower and each Obligated Party of the Loan Documents to which it is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite corporate action on the part of each Borrower and each Obligated Party and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the certificate of incorporation or bylaws of either Borrower, any Obligated Party or any of the other Subsidiaries, (ii) any applicable standards, guidelines or requirements of the Higher Education Act or any other law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or
(iii) any agreement or instrument (including, without limitation, any Securitization Documents, Student Loan purchase or servicing agreements or any Student Loan Guarantee Agreement) to which either Borrower, any Obligated Party or any of the other Subsidiaries is a party or by which any of them or any of their property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the property of either Borrower, any Obligated Party or any other Subsidiary except for the Liens created under the Loan Documents.

                  Section 6.4. Operation of Business.

                  Borrowers and each of their respective Subsidiaries have entered into all agreements and possess all licenses, permits, franchises, patents, copyrights, trademarks, and tradenames, or rights thereto (including, without limitation, all DOE and guaranty agency agreements, licenses and approvals and all licenses, permits and approvals required under the Higher Education Act) necessary to conduct their respective businesses substantially as now conducted and as currently proposed to be conducted without Material Adverse Effect and Borrowers and each of their respective Subsidiaries are not in violation in any material respect of any valid rights of others with respect to any of the foregoing.

                  Section 6.5. Litigation and Judgments.

                  There is no action, suit, investigation, or proceeding before or by any Governmental Authority (including without limitation, the DOE) or arbitrator pending, or to the knowledge of either Borrower, threatened against or affecting either Borrower or any Subsidiary which, if adversely determined, could have a Material Adverse Effect. There are no unstayed or undischarged judgments against either Borrower or any Subsidiary which would constitute an Event of Default under SECTION 10.1(h).

                  Section 6.6. Rights in Properties; Liens.

                  Borrowers and each of their respective Subsidiaries have good and indefeasible title to or valid leasehold interests in their respective properties, real and personal, including the properties and leasehold interests reflected in the financial statements described in SECTION 6.2, and none of the properties or leasehold interests of either Borrower or any Subsidiary is subject to any Lien, except as of the Closing Date, the Liens disclosed on
SCHEDULE 8.2 and at all times after the Closing Date, as permitted by SECTION
8.2.

                  Section 6.7. Enforceability.

                  This Agreement constitutes, and the other Loan Documents to which each Borrower is party, when executed and delivered, shall constitute the legal, valid, and binding obligations of the applicable Borrower, enforceable against it in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights and general principles of equity. The Loan Documents to which each Obligated Party is party, when executed and delivered, shall constitute the legal, valid, and binding obligations of such Obligated Party, enforceable against such Obligated Party in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

                  Section 6.8. Approvals.

                  No authorization, approval, or consent of, and no filing or registration with, any Governmental Authority or third party is or will be necessary for the execution, delivery, or performance by either Borrower or any Obligated Party of the Loan Documents to which it is or may become a party or for the validity or enforceability thereof except for such approvals or consents which have been obtained or made and disclosed in writing to the Banks.

                  Section 6.9. Debt.

                  Borrowers and their respective Subsidiaries have no Debt, except, as of the Closing Date, as reflected on SCHEDULE 8.1 and, at any time after the Closing Date, Debt otherwise permitted by SECTION 8.1.

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

                  Section 6.10. Taxes.

                  Borrowers and each Subsidiary have filed all tax returns (federal, state, and local) required to be filed, including all income, franchise, employment, property, and sales tax returns, and have paid all of their respective liabilities for taxes, assessments, governmental charges, and other levies that are due and payable except for those liabilities whose amount, applicability, or validity is being contested in good faith by appropriate proceedings being diligently pursued, and for which adequate reserves have been established. Neither Borrower knows of any pending investigation of either Borrower or any Subsidiary by any taxing authority or of any pending but unassessed material tax liability of either Borrower or any Subsidiary.

                  Section 6.11. Margin Securities.

                  Neither Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

                  Section 6.12. ERISA.

                  Borrowers and each Subsidiary are in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan. No notice of intent to terminate a Plan has been filed, nor has any Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings. Neither Borrower nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. Borrower and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans, and the present value of all vested benefits under each Plan do not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with ERISA. Neither Borrower nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.

                  Section 6.13. Disclosure.

                  No statement, information, report, representation, or warranty made by either Borrower or any Obligated Party in any Loan Document or furnished to the Bank in connection with this Agreement or any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which such statement, information, report, representation or warranty was provided. There is no fact known to either Borrower which has had a Material Adverse Effect, or which could have a Material Adverse Effect in the future that has not been disclosed to the Bank.

                  Section 6.14. Subsidiaries.

                  As of the date hereof, Borrowers have no Subsidiaries other than those listed on SCHEDULE 6.14, and SCHEDULE 6.14 sets forth the type of entity, the jurisdiction of incorporation or organization of each Subsidiary, Borrowers' or the Subsidiaries' percentage interest of the ownership of each Subsidiary listed thereon, the authorized, issued, and outstanding Equity Interests of each such Subsidiary and whether or not such Subsidiary is a Regular Subsidiary. All of the outstanding Equity Interests of each Subsidiary listed on SCHEDULE 6.14 has been validly issued, is fully paid, and is non-assessable. There are no outstanding subscriptions, options, warrants, calls, or rights (including preemptive rights) to acquire, and no outstanding securities or instruments convertible into, Equity Interests of any Subsidiary listed on SCHEDULE 6.14 except as specified on SCHEDULE 6.14.

                  Section 6.15. Agreements.

                  Neither Borrower nor any Subsidiary is a party to any indenture, loan, or credit agreement, or any servicing or purchase agreement or to any lease or other agreement or instrument (including, without limitation, any servicing or purchase agreement or any Student Loan Guaranty Agreement), or subject to any charter or corporate restriction that could have a Material Adverse Effect in absence of a default thereunder. Neither Borrower nor any Subsidiary is in default in any material respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party.

                  Section 6.16. Compliance with Laws.

                  Neither Borrower nor any Subsidiary is in violation in any material respect of any applicable standards, guidelines or requirements of the Higher Education Act or any other applicable law, rule, regulation (including, without limitation, any Environmental Law), order, or decree of any Governmental Authority (including without limitation, the DOE) or arbitrator.

                  Section 6.17. Investment Company Act.

                  Neither Borrower nor any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  Section 6.18. Public Utility Holding Company Act.

                  Neither Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  Section 6.19. Environmental Matters.

                  Except for instances of noncompliance with or exceptions to the following that could not have, individually or in the aggregate, a Material Adverse Effect: (i) no Hazardous Materials exist on, about, or within or have been used, generated, stored, transported, disposed of on, or released from any of the properties of either Borrower or any Subsidiary except in compliance with applicable Environmental Laws and (ii) the use which either Borrower and the Subsidiaries make and intend to make of their respective properties will not result in the use, generation, storage, transportation, accumulation, disposal, or release of any Hazardous Material on, in, or from any of their properties except in compliance with applicable Environmental Laws.

                  Section 6.20. Labor Disputes and Acts of God.

                  Neither the business nor the properties of either Borrower or any Subsidiary are affected by any fire, explosion, accident, strike, lockout, or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy, or other casualty (whether or not covered by insurance) that is having or could have a Material Adverse Effect.

                  Section 6.21. Solvency.

                  As of and from and after the date of this Agreement and after giving effect to the consummation of the transactions contemplated by the Loan Documents and any transaction permitted hereby, Borrowers and each of their respective Subsidiaries individually and on a consolidated basis: (a) owns and will own assets the fair saleable value of which are (i) greater than the total amount of their consolidated liabilities (including contingent liabilities) and
(ii) greater than the amount that will be required to pay the probable liabilities of its then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to it; (b) has capital that is not unreasonably small in relation to its business as presently conducted or any contemplated or undertaken transaction; and (c) does not intend to incur and does not believe that it will incur debts beyond its ability to pay such debts as they become due.

                  Section 6.22. Loan Loss Reserve.

                  The Loan Loss Reserve determined as of June 30, 2003, was at least 0.060% of Total Student Loans, as set forth in SCHEDULE 6.22, and was at least at such level as of the Closing Date.

                  Section 6.23. Financial Covenants.

                  The ratio of Funded Debt determined as of June 30, 2003 to the Leverage Denominator calculated for the four (4) fiscal quarters then ended, as set forth in SCHEDULE 6.23, was not greater than 2.25 to 1 and such ratio as of the Closing Date, based upon the four most recently completed fiscal quarters, was not greater than 2.25 to 1 either.

                                  ARTICLE VII

                               POSITIVE COVENANTS

                  Each Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or the Banks have any commitment or other obligation hereunder, each Borrower will perform and observe the following positive covenants unless the Banks otherwise agree:

                  Section 7.1. Reporting Requirements

                  Borrowers will furnish to the Banks:

                           (a)      Annual Financial Statements. As soon as
available, and in any event within ninety (90) days after the end of each fiscal year of Borrowers, beginning with the fiscal year ending December 31, 2003, a copy of the annual audit report of Borrowers and their respective Subsidiaries for such fiscal year containing, on a consolidated and consolidating basis, balance sheets and statements of income, stockholders' equity, and cash flow as at the end of such fiscal year and for the twelve (12) month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified without qualification by independent certified public accountants of recognized standing acceptable to the Agent, to the effect that such report has been prepared in accordance with GAAP;

                           (b)      Quarterly Financial Statements. As soon as
available, and in any event within forty-five (45) days after the end of each of the quarters of each fiscal year of Borrowers, a copy of an unaudited financial report of Borrowers and their respective Subsidiaries as of the end of such fiscal quarter and for the portion of the fiscal year then ended containing, on a consolidated and consolidating basis, balance sheets and statements of income, stockholders' equity, and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by the chief financial officer of Borrowers to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of Borrowers and their respective Subsidiaries, on a consolidated and consolidating basis, at the date and for the periods indicated therein;

                           (c)      Quarterly Reporting of Permissible
Withdrawal Amounts and SLIMS Commitment Amounts. As soon as available, and in any event within 45 days after the end of each of the quarters of each fiscal year of Borrowers, a copy of a report listing the Permissible Withdrawal Amounts and the SLIMS Commitment Amounts as of the end of such fiscal quarter with respect to each Asset Securitization of the Borrowers and any of their Subsidiaries, including in such report the calculations required under the applicable Securitization Documents to determine whether Permissible Withdrawal Amounts exist. With respect to each Tax-Exempt Asset Securitization, such report also shall include (i) the outstanding principal balance plus accrued interest relating to the Student Loans allocated to such Tax-Exempt Asset Securitization as of the end of such fiscal quarter, (ii) the value of such Student Loans based on cost plus unamortized premiums, if any, as of the end of such fiscal quarter, and (iii) an identification of the most recent reports (which reports may have been prepared as of a date prior to such fiscal quarter) of the calculations of arbitrage rebate and excess earnings upon which such determination of Permitted Withdrawal Amount is based.

                           (d)      Annual Forecast. Concurrently with the
delivery of the annual financial statements referred to in SECTION 7.1(a), a forecast of the Borrowers and their Subsidiaries in a form acceptable to the Agent regarding the Borrowers' and their Subsidiaries' operations and business for the then current year, that is, the year following the end of the annual financial statements referred to in SECTION 7.1(a).

                           (e)      Compliance Certificate. Concurrently with
the delivery of each of the financial statements referred to in SUBSECTIONS 7.1(a), 7.1(b) AND 7.1(c), a Compliance Certificate;

                           (f)      Management Letters. Promptly upon receipt
thereof, a copy of any management letter or written report submitted to either Borrower or any Subsidiary by independent certified public accountants with respect to the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of either Borrower or any Subsidiary;

                           (g)      Notice of Litigation. Promptly after the
commencement thereof, notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting either Borrower or any Subsidiary which, if determined adversely to either Borrower or such Subsidiary, could have a Material Adverse Effect;

                           (h)      Notice of Default. As soon as possible and
in any event within five (5) days after either Borrower becomes aware of any Default, a written notice setting forth the details of such Default and the action that Borrowers have taken and proposes to take with respect thereto;

                           (i)      ERISA Reports. (i) Upon any Bank's request,
copies of all reports, including annual reports, and notices which either Borrower or any Subsidiary files with or receives from the PBGC or the U.S. Department of Labor under ERISA; and (ii) as soon as possible and in any event within five (5) days after either Borrower has determined that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or within five (5) days after either Borrower or any Subsidiary has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, a certificate of the chief financial officer of such Borrower setting forth the details as to such Reportable Event or Prohibited Transaction or Plan termination and the action that Borrowers propose to take with respect thereto;

                           (j)      Reports to Other Creditors. Promptly after
the furnishing thereof, copies of any statement or report furnished by either Borrower or any Subsidiary to any other party pursuant to the terms of any indenture, loan, or credit or similar agreement and not otherwise required to be furnished to the Bank pursuant to any other clause of this section;

                           (k)      Notice of Material Adverse Effect. As soon
as possible and in any event within ten (10) days after either Borrower becomes aware of occurrence thereof, written notice of any matter that could have a Material Adverse Effect;

                           (l)      Proxy Statements, etc. Upon any Bank's
request, as soon as available, one copy of each financial statement, report, notice or proxy statement sent by either Borrower or any Subsidiary to its security holders generally and one copy of each regular, periodic or special report, registration statement, or prospectus filed by either Borrower or any Subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency;

                           (m)      Student Loan Reporting.

                                    (i)      As soon as available, and in any
         event within forty-five (45) days after the end of each of the quarters of each fiscal year of Borrowers, a report on Borrowers' and the Subsidiaries' Student Loan portfolio, which shall include an identification of each type of Student Loan outstanding, the performance of each such Student Loan and the default rates applicable thereto; and

                                    (ii)     Promptly upon the receipt thereof,
         and in any event on at least an annual basis, the audited financial statements, the SAS 70 reports and the servicer attestation reports provided to either Borrower or any Subsidiary by the servicers of the Student Loans of either Borrower or any Subsidiary, any lender attestation reports relating to any Student Loans owned by or on behalf of either Borrower or any Subsidiary and such other information and reports as the Agent may request to determine compliance with SECTION 7.12; and

                           (n)      DOE and Guaranty Agency Audit Materials.
Within forty-five (45) days after the last day of each fiscal quarter, notice of all DOE audits and guaranty agency audits of, or any other actions of a material nature by, the DOE or a guaranty agency with respect to, either Borrower, any Subsidiary or any Affiliate thereof and, to the extent that it has knowledge thereof, of any servicer or Student Loan guarantor applicable to any Student Loans owned by either Borrower or any Subsidiary, and, in each case, notice of the results thereof (including, but not limited to, the rate of reimbursement by the DOE for such Student Loan guarantors to the extent that such rate is below the maximum permitted under the Higher Education Act);

                           (o)      General Information. Promptly, such other
information concerning either Borrower or any Subsidiary as the Banks may from time to time reasonably request.

                  Section 7.2. Maintenance of Existence; Conduct of Business.

                  Except as permitted by SECTION 8.3, Borrowers will, and will cause each Subsidiary to, preserve and maintain its corporate existence and all of its agreements, leases, privileges, licenses, permits, franchises, qualifications, and rights (including, without limitation, all agreements, authorizations, licenses and approvals provided by the DOE, a guaranty agency or otherwise under the Higher Education Act) that are necessary or desirable in the ordinary conduct of its business. Borrowers will, and will cause each Subsidiary to, conduct its business in an orderly and efficient manner in accordance with good business practices.

                  Section 7.3. Maintenance of Properties.

                  Borrowers will, and will cause each Subsidiary to, maintain, keep, and preserve all of its properties necessary or useful in the proper conduct of its business in good repair, working order, and condition and make all necessary repairs, renewals, replacements, betterments, and improvements thereof.

                  Section 7.4. Taxes and Claims.

                  Borrowers will, and will cause each Subsidiary to, pay or discharge at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; provided, however, that neither Borrower nor any Subsidiary shall be required to pay or discharge any tax, levy, assessment, or governmental charge or claim for labor, material, or supplies whose amount, applicability, or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established.

                  Section 7.5. Insurance.

                  Borrowers will, and will cause each Subsidiary to, keep insured by financially sound and reputable insurers all property of a character usually insured by Persons engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such Persons and carry such other insurance as is usually carried by such Persons.

                  Section 7.6. Inspection Rights.

                  Prior to the occurrence of a Default, each Borrower will, and will cause each Subsidiary to, permit representatives of the Banks, during normal business hours and upon no less than two (2) Business Days prior notice, to examine, copy, and make extracts from its books and records, to visit and inspect its properties, and to discuss its business, operations, and financial condition with its officers, employees, and independent certified public accountants. If a Default exists, each Borrower will, and will cause each Subsidiary to, permit representatives of the Banks, during normal business hours but without prior notice, to examine, copy, and make extracts from its books and records, to visit and inspect its properties, and to discuss its business, operations, and financial condition with its officers, employees, and independent certified public accountants.

                  Section 7.7. Keeping Books and Records.

                  Borrowers will, and will cause each Subsidiary to, maintain proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

                  Section 7.8. Compliance with Laws.

                  Borrowers will, and will cause each Subsidiary to, comply in all material respects with all applicable standards, guidelines or requirements of the Higher Education Act and all other applicable laws, rules, regulations, orders, and decrees of any Governmental Authority or arbitrator.

                  Section 7.9. Compliance with Agreements.

                  Borrowers will, and will cause each Subsidiary to, comply in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or business, including, without limitation, all Securitization Documents, all Student Loan servicing and purchase agreements and all Student Loan Guaranty Agreements.

                  Section 7.10. Further Assurances; Subsidiary Joinder.

                  Borrowers will, and will cause each Subsidiary to, execute and deliver such further documents and take such further action as may be requested by the Agent or the Banks to carry out the provisions and purposes of this Agreement and the other Loan Documents. Without limiting the generality of the forgoing, within forty-five (45) days after the end of each fiscal quarter or, in connection with an acquisition, as of the date of the acquisition, Borrowers shall cause each Subsidiary that is not a Special Purpose Vehicle and that is created or acquired during the fiscal quarter then ending or, in the case of acquisition, then being acquired, to execute and deliver to Bank a Subsidiary Joinder Agreement and such other documentation as the Agent may reasonably request to cause such Subsidiary to enter into and implement the guaranty for the repayment of the Obligations contemplated by the Guaranty.

                  Section 7.11. ERISA.

                  Borrowers will, and will cause each Subsidiary to, comply with all minimum funding requirements and all other material requirements of ERISA, if applicable, so as not to give rise to any liability under ERISA or any Plan.

                  Section 7.12. Servicing Performance.

                  Borrowers will, and will cause each Subsidiary and each servicer of Student Loans in which it or any Subsidiary has an ownership interest to maintain annual error rates applicable to its servicing of Student Loans lower than the DOE thresholds which would reduce the guarantee applicable to such Student Loans to an amount below ninety-eight percent (98%).

                  Section 7.13. Management.

                  Michael Dunlap and Stephen Butterfield shall at all times be active in the Borrowers' business.

                  Section 7.14. F&M Replacement Facility.

                  If the 2003 Public Offering is not successfully closed by December 31, 2003, the Borrowers shall cause to be in place the F&M Replacement Facility by the later of 90 days after termination of the 2003 Public Offering or March 31, 2004, on terms reasonably satisfactory to the Banks, which F&M Replacement Facility shall be subordinated to this Agreement pursuant to the an agreement reasonably acceptable to the Banks.

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

                  Each Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or the Banks have any commitment or other obligation hereunder, it will perform and observe the following negative covenants unless the Banks otherwise agree:

                  Section 8.1. Debt.

                  Borrowers will not, and will not permit any Subsidiary to, incur, create, assume, or permit to exist any Debt, except:

                           (a)      Debt to the Banks pursuant to the Loan
Documents;

                           (b)      Existing Debt in the amount disclosed on
SCHEDULE 8.1 (including any advances made on or after the Closing Date pursuant to the commitments to lend disclosed on SCHEDULE 8.1) hereto and any extensions, renewals or refinancings of such existing Debt so long as (i) the principal amount of such Debt after such renewal, extension or refinancing shall not exceed the principal amount of such Debt which was outstanding immediately prior to such renewal, extension or refinancing, and (ii) such Debt shall not be secured by any assets other than assets securing such Debt, if any, prior to such renewal, extension or refinancing;

                           (c)      Debt of either Borrower to any Subsidiary or
of any Subsidiary to either Borrower or another Subsidiary; provided that (i) the obligations of each Subsidiary that is an Obligated Party for the Debt created thereby shall be subordinated in right of payment to such Subsidiary's Obligations under the Loan Documents from and after such time as any portion of such Obligations shall become due and payable (whether at stated maturity, by acceleration or otherwise); and (ii) no Default exists or would result therefrom;

                           (d)      Debt under Hedging Agreements entered into
to mitigate the interest rate risk of Debt actually incurred; provided that each counterparty shall be rated in one of the three highest rating categories of Standard & Poor's Rating Group or Moody's Investors Service, Inc.;

                           (e)      Debt of a Subsidiary incurred in the
ordinary course of its Student Loan operations, provided that (i) the repayment of principal of and interest on such Debt is fully secured by Student Loans or
(ii) such Debt represents unfunded commitments to provide Student Loans, and in either event, the repayment of principal of and interest on such Debt is limited to the assets financed thereby;

                           (f)      Guarantees given in the ordinary course of
business with respect to indemnification obligations arising in connection with the issuance of Debt described in SECTION 8.1(e) and surety and appeal bonds, performance and return-of-money bonds and other similar obligations (other than for borrowed money);

                           (g)      Debt constituting obligations to reimburse
worker's compensation insurance companies for claims paid by such companies on either Borrower's or a Subsidiary's behalf in accordance with the policies issued to either Borrower and their respective Subsidiaries;

                           (h)      Guarantees by either Borrower or any
Subsidiary of Debt of a Subsidiary permitted hereby or of operating leases of a Subsidiary entered into in the ordinary course of business;

                           (i)      Debt (including Capital Lease Obligations)
secured by purchase money Liens permitted by SECTION 8.2(f); provided that (x) the purchase of the asset financed thereby is permitted by SECTION 9.4; and (y) at the time of the incurrence, creation, or assumption of any of such Debt, no Default shall have occurred and be continuing; and

                           (j)      Debt of any Person (or any of such Person's
subsidiaries) existing at the time such Person becomes a Subsidiary (or is merged into or consolidated with any Subsidiary), but only to the extent that such Debt was not incurred in connection with, as a result of or in contemplation of such Person becoming a Subsidiary (or being merged into or consolidated with any Subsidiary) and any Guarantee of such Debt given by either Borrower or any Subsidiary as a condition to the acquisition of such Person, provided, however, that immediately after such acquired Person becomes a Subsidiary (or is merged into or consolidated with any Subsidiary), no Default exists.

                  Section 8.2. Limitation on Liens.

                  Borrowers will not, and will not permit any Subsidiary to, incur, create, assume, or permit to exist any Lien upon any of its property, whether now owned or hereafter acquired, except the following, none of which (other than as disclosed on SCHEDULE 8.2) shall attach to or otherwise encumber:
(i) the Collateral, or (ii) any Securitization Residual other than in connection with any SLIMS issued in accordance with Section 9.3 hereof:

                           (a)      Liens disclosed on SCHEDULE 8.2 hereto, and
Liens created and existing in connection with any extensions, renewals or refinancings of the Debt secured by such Liens as permitted under SECTION 8.1(b), provided that (i) no such Lien is expanded to cover any additional property (other than after acquired title in or on such property and proceeds of the existing collateral and other than property having no greater fair market value than the existing collateral for which such property is being substituted as new collateral) after the date hereof, and (ii) no such Lien is spread to secure any additional Debt after the date hereof;

                           (b)      Encumbrances consisting of easements, zoning
restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the property encumbered thereby or materially impair the ability of either Borrower or the Subsidiaries to use such property in their respective businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

                           (c)      Liens (other than Liens relating to
liabilities resulting from the violation of Environmental Laws or ERISA) for taxes, assessments, or other governmental charges that are not delinquent or which are being contested in good faith and for which adequate reserves have been established;

                           (d)      Liens of mechanics, materialmen,
warehousemen, carriers, or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith and for which adequate reserves have been established;

                           (e)      Liens resulting from good faith deposits to
(i) secure payments of workmen's compensation or other social security programs, and (ii) secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, contracts (other than for payment of Debt), or leases made in the ordinary course of business;

                           (f)      Purchase-money Liens on any property
hereafter acquired or a Lien incurred in connection with any conditional sale or other title retention agreement or Capital Lease Obligation; provided that:

                                    (i)      any property subject to the
         foregoing is acquired by either Borrower or any Subsidiary in the ordinary course of its business (and not in a Permitted Acquisition) and the Lien on the property attaches concurrently or within sixty (60) days after the acquisition thereof,

                                    (ii)     the Debt secured by any Lien so
         created, assumed, or existing shall not exceed the lesser of the cost or fair market value at the time of acquisition of the property covered thereby;

                                    (iii)    each such Lien shall attach only to
         the property so acquired; and

                                    (iv)     the Debt incurred is permitted by
         SECTION 8.1(i);

                           (g)      Liens on Student Loans and fixed assets of a
Person existing at the time such Person becomes a Subsidiary (or such Person is merged into or consolidated with any Subsidiary) in accordance with the provisions of SECTION 8.5 hereof, provided, however, that such Liens (i) only secure the Debt permitted by SUBSECTION 8.1(j) above, (ii) were in existence prior to such acquired Person becoming a Subsidiary (or prior to the contemplation of such merger or consolidation), (iii) do not cover any property other than the property of such acquired Person which is subject to such Liens prior to such acquired Person becoming a Subsidiary (or prior to the contemplation of such merger or consolidation) and (iv) do not cover Collateral;

                           (h)      Any extension, renewal or replacement of any
of the Liens described in CLAUSES (d) through (g), provided that Liens permitted thereby shall not be spread to cover any additional Debt or property (other than after acquired title in or on such property and proceeds of the existing collateral and other than property having no greater fair market value than the existing collateral for which such property is being substituted as collateral);

                           (i)      Any attachment or judgment Lien not
constituting an Event of Default;

                           (j)      Liens against equipment arising from
precautionary UCC financing statement filings regarding operating leases which are not Debt entered into by Borrowers and their respective Subsidiaries in the ordinary course of business;

                           (k)      Liens on Student Loans, the proceeds
thereof, the documents evidencing such Student Loans and all cash and other deposits relating specifically thereto securing Debt permitted by clause (e) of
SECTION 8.1; and

                           (l)      Liens granted in favor of the Agent or the
Banks for the benefit of the Secured Parties under the Loan Documents.

Neither Borrower nor any Regular Subsidiary shall enter into or assume any agreement (other than the Loan Documents) prohibiting the creation or assumption of any Lien upon its properties, whether now owned or hereafter acquired unless such agreement permits the granting of Liens to secure the Obligations; provided that, in connection with any Debt permitted to be incurred under SECTION 8.1 which is used to finance the acquisition of an asset, any Debt permitted to be incurred under SECTION 8.1(e) and any Lien securing the payment of either type of such Debt permitted by this SECTION 8.2, either Borrower or the Subsidiary may agree that it will not permit any other Liens to encumber the asset securing the payment thereof. Except as provided herein, as may be provided in any Securitization Documents, as disclosed in SCHEDULE 8.2, and as may be imposed by any applicable laws and regulations, Borrowers will not and will not permit any Regular Subsidiaries directly or indirectly to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Regular Subsidiary to: (1) pay dividends or make any other distribution on any of such Regular Subsidiary's Equity Interests owned by either Borrower or any other Subsidiary; (2) subject to subordination provisions, pay any Debt owed to either Borrower or any other Subsidiary; (3) make loans or advances to either Borrower or any other Subsidiary; or (4) transfer any of its property or assets to either Borrower or any other Subsidiary.

                  Section 8.3. Mergers, etc.

                  Borrowers will not, and will not permit any Subsidiary to, become a party to a merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets of a Person or the assets of a division or branch of such Person or any shares, equity securities or other evidence of beneficial ownership of any Person, or wind-up, dissolve, or liquidate itself, provided that as long as no Default exists or would result therefrom, Borrowers give the Banks prior written notice and NELNET takes all action required hereby and by the Security Agreement to continue the perfection and priority of the Liens created thereby:

                           (a)      Borrowers or any other Regular Subsidiary
may acquire shares, equity securities or other evidence of beneficial ownership of a Person (including a Subsidiary) or property of a Person (including a Subsidiary) in accordance with the restrictions set forth in SECTION 8.5;

                           (b)      A Regular Subsidiary may wind-up, dissolve
or liquidate if its assets are transferred to a Borrower or another Regular Subsidiary or disposed of pursuant to SECTION 8.7 and any Subsidiary (other than a Regular Subsidiary) may wind-up, dissolve or liquidate if its assets are transferred to a Borrower or another Subsidiary or disposed of pursuant to
SECTION 8.7;

                           (c)      Any Subsidiary may merge or consolidate with
a Borrower or a Guarantor (provided such Borrower or such Guarantor is the surviving entity) and any Regular Subsidiary may merge or consolidate with any other Regular Subsidiary and any Subsidiary other than a Regular Subsidiary may merge or consolidate with any other Subsidiary;

                           (d)      Either Borrower may merge with any Target in
connection with any acquisition permitted by SECTION 8.5 (provided the applicable Borrower is the surviving entity) and any Subsidiary other than NETWORK may merge with any Target in connection with any acquisition permitted by SECTION 8.5.

                           (e)      Either Borrower or any Subsidiary may make
any Investment permitted pursuant to SECTION 8.5.

                  Section 8.4. Restricted Payments.

                  NELNET (so long as it is the sole shareholder of NETWORK) or NETWORK (so long as it is the sole shareholder of NELNET) (such Person, the "PARENT") will not declare or pay any dividends or make any other payment or distribution (whether in cash, property, or obligations) on account of its Equity Interests, or redeem, purchase, retire, or otherwise acquire any of its Equity Interests, or permit any of the Subsidiaries to purchase or otherwise acquire any Equity Interests of Parent, or set apart any money for a sinking or other analogous fund for any dividend or other distribution on its Equity Interests or for any redemption, purchase, retirement, or other acquisition of any of its Equity Interests; provided, however, that if no Default exists or would result after giving pro forma effect thereto, (a) Parent may declare and pay dividends on account of its Equity Interests and (b) Parent may redeem, purchase, retire, or otherwise acquire its Equity Interests, provided that the aggregate amount paid by Parent for the redemption, purchase, retirement or other acquisition of its Equity Interests, plus the aggregate amount of the prepayments made under the permissions of SECTION 8.10 during the entire term of this Agreement, shall not exceed an aggregate amount equal to One Million Dollars ($1,000,000).

                  Section 8.5. Investments.

                  Borrowers will not, and will not permit any Regular Subsidiary to, make or permit to remain outstanding any advance, loan, extension of credit, or capital contribution to or investment in any Person, or purchase or own any stock, bonds, notes, debentures, or other securities of any Person, or be or become a joint venturer with or partner of any Person or purchase all the properties of a Person or purchase properties of a Person with a book value in excess of five percent (5%) of the book value of all properties of such Person determined as of the date of acquisition (all such transactions being herein called "INVESTMENTS"), except:

                           (a)      Borrowers and any Regular Subsidiary may
make Investments in readily marketable direct obligations of the United States of America or any agency thereof or readily marketable direct obligations guaranteed or insured as to principal and interest by the United States of America or any agency thereof.

                           (b)      Borrowers and any Regular Subsidiary may
make Investments in (i) fully insured certificates of deposit; and (ii) other certificates of deposit issued by any commercial bank operating in the United States of America having capital and surplus in excess of $500,000,000 and rated in one of the four highest unsecured long-term debt ratings of Standard & Poor's Rating Group or Moody's Investors Service, Inc.

                           (c)      Borrowers and any Regular Subsidiary may
make Investments in commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest ratings of Standards & Poor's Ratings Group or Moody's Investors Service, Inc.

                           (d)      Borrowers and any Regular Subsidiary may own
stock of the Subsidiaries existing on the date hereof, Borrowers and any Regular Subsidiary may make loans to Borrowers or other Subsidiaries and enter into Guarantees, in each case, as permitted by SECTION 8.1 and, if no Default exists, Borrowers and any Regular Subsidiary may make capital contributions to or investments in, or purchase any stock or other equity securities of a Subsidiary or a newly created Person organized by Borrowers or a Subsidiary that, immediately after such investment or purchase, will be a Subsidiary provided that the contributions, investments and purchases made under the permissions of this clause (d) are made with cash or Student Loans and if made with cash, the aggregate amount thereof after the Closing Date shall not exceed the amount which is the sum of: (i) the amount determined in Borrower's reasonable business judgment to be the necessary amount to facilitate tax planning and minimization of Borrowers' and their respective Subsidiaries tax liability; (ii) the amount necessary to finance the acquisition of Student Loans; and (iii) the amount necessary to pay the reasonable expenses of any securities offering by such Subsidiaries.

                           (e)      Borrowers and any Subsidiary may in the
ordinary course of business make loans to officers, directors, agents and employees provided that the aggregate amount of the loans made pursuant to this clause (e) shall never exceed One Hundred Thousand Dollars ($100,000) in the aggregate at any time.

                           (f)      Borrowers and any Subsidiary may hold
Investments received in connection with the bankruptcy or reorganization of vendors, suppliers and customers and in connection with the settlement of delinquent obligations of, and disputes with, vendors, customers and suppliers arising in the ordinary course of business.

                           (g)      Borrowers and any Subsidiary may make
extensions of trade credit in the ordinary course of business.

                           (h)      Borrowers and any Subsidiary may extend
credit in the form of Student Loans.

                           (i)      either Borrower or any other Regular
Subsidiary may acquire shares, other equity securities or other evidence of beneficial ownership of a Person or, for purposes of SECTION 8.3, all or substantially all of a Person's assets or the assets of a division or branch of such Person, or become a joint venturer with or partner of any Person if, with respect to each such transaction:

                                    (i)      Default. No Default exists or would
         result therefrom;

                                    (ii)     Consideration. Either (a) the
         consideration, regardless of form, including assumption of debt, given by the purchaser in connection with the transaction, is less than $25,000,000 on any one transaction and, if aggregated with all other transactions under this subsection during any prior 12 month period is less than $25,000,000 or (b) no Loan Obligations are outstanding hereunder; provided, however, that purchasers of portfolios of Student Loans in the normal course of business, without any payment of goodwill, going concern value or the like shall not be counted for purposes of the $25,000,000 limits;

                                    (iii)    Delivery Requirements. Borrowers
         shall provide the Banks fifteen (15) days prior to the consummation of the transaction the following: (A) notice of the transaction, (B) the most recent financial statements of the Target that Borrowers have available, (C) such other documentation and information relating to the Target and the transaction as the Banks may reasonably request, and (D) evidence certified by the chief executive or chief financial officer of Borrowers that they shall be in compliance with the covenants contained in ARTICLE IX on a pro forma basis for the four (4) Fiscal Quarter period then most recently ending (assuming (1) the consummation of the acquisition in question; (2) that the incurrence or assumption of any Debt in connection therewith occurred on the first day of such period;
         (3) to the extent such Debt bears interest at a floating rate, the rate in effect for the entire period of calculation was the rate in effect at the time of calculation; and (4) any sale of Subsidiaries or lines of business which occurred during such period occurred on the first day of such period);

                                    (iv)     Diligence. Borrowers or the
         applicable purchaser shall have completed due diligence on the Target or the assets to be acquired;

                                    (v)      U.S. Acquisitions. The Target,
         joint venture, or partnership is organized under the laws of a state in the United States of America and is involved in the same type of business activities as Borrowers and their respective Subsidiaries;

                                    (vi)     Structure. If the proposed
         acquisition is an acquisition of the stock of a Target, the acquisition will be structured so that the Target will become a wholly owned Subsidiary directly owned by either Borrower. If the proposed acquisition is an acquisition of assets, the acquisition will be structured so that either Borrower or a wholly owned Subsidiary directly owned by either Borrower shall acquire the assets; and

                                    (vii)    No Hostile Acquisitions. The
         proposed acquisition has been: (A) in the event a corporation or its assets is the Target, either (x) approved by the Board of Directors of the corporation which is the Target, or (y) recommended by such Board of Directors to the shareholders of such Target, (B) in the event a partnership is the Target, approved by a majority (by percentage of voting power) of the partners of the Target, or (C) in the event an organization or entity other than a corporation or partnership is the Target, approved by a majority (by percentage of voting power) of the governing body, if any, or by a majority (by percentage of ownership interest) of the owners of the Target;

provided, however, that if any acquisitions are made pursuant to clause (ii) above, a condition precedent to any future Loan Obligations hereunder shall require compliance with the terms of this Agreement, including specifically SECTIONS 9.1 - 9.4.

                           (j)      Other Investments which as of the date of
incurrence, when aggregated with the amount of other Investments previously made under this SECTION 8.5(j) (each valued as the amount of such Investment when originally made) does not exceed five percent (5%) of the then existing consolidated book value of all properties of Borrowers and their Subsidiaries; provided, however, that Borrowers and their Subsidiaries shall not make any loan, extension of credit (other than trade credit permitted under CLAUSE (g) above), advance or additional capital contribution (beyond the capital contributions existing on the date hereof) to 5280 Solutions, Inc., a Colorado corporation, nor to FirstMark Services, L.L.C., a Colorado limited liability company, except that NETWORK may advance funds to FirstMark Services, L.L.C. in an aggregate amount of up to $2,500,000 pursuant to NETWORK's commitment existing on the date hereof.

                  Section 8.6. Transactions With Affiliates.

                  Borrowers will not, and will not permit any Subsidiary to, enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of either Borrower or such Subsidiary, except (i) transactions among Obligated Parties and Special Purpose Vehicles; and (ii) transactions in the ordinary course of and pursuant to the reasonable requirements of such Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to such Borrower or such Subsidiary than would be obtained in a comparable arms-length transaction with a Person not an Affiliate of such Borrower or such Subsidiary.

                  Section 8.7. Disposition of Property.

                  Borrowers will not, and will not permit any Subsidiary to, sell, lease, assign, transfer, or otherwise dispose of any of its property, except (a) dispositions of Student Loans in the ordinary course of business, including any sale or other transfer pursuant to an Asset Securitization or similar transaction; (b) dispositions of assets reasonably and in good faith determined by such Borrower or such Subsidiary to be obsolete or no longer necessary to its business if no Default exists or would result therefrom; (c) any sale, lease, assignment, transfer or other disposition of assets of a Subsidiary as a result of a transaction permitted by SECTION 8.3; (d) the sale, lease, assignment, transfer or other disposition of assets of (i) a Regular Subsidiary or a Special Purpose Vehicle to either Borrower or any other Regular Subsidiary or Special Purpose Vehicle, and (ii) a Subsidiary other than a Regular Subsidiary to either Borrower or to another Subsidiary. Upon the sale of any property by Borrowers or a Subsidiary under the permissions of this SECTION
8.7 and delivery of the proceeds therefrom in accordance with the terms of this Agreement, the Banks shall, without the requirement of any consent or approval of any other Secured Party, execute and deliver to the buyer thereof such documentation as may be necessary to evidence the termination of the Liens of the Banks for the benefit of the Secured Parties therein and, if the stock of a Subsidiary is sold, the release of such Subsidiary from the obligations arising under the Loan Documents to which it is a party.

                  Section 8.8. Lines of Business.

                  Borrowers will not, and will not permit any Subsidiary to, engage in any line or lines of business activity other than the businesses in which they are engaged on the date hereof and any businesses reasonably related thereto.

                  Section 8.9. Environmental Protection.

                  Borrowers will not, and will not permit any Subsidiary to, (a) use (or permit any tenant to use) any of its properties for the handling, processing, storage, transportation, or disposal of any Hazardous Material except in compliance with applicable Environmental Laws,

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(b) generate any Hazardous Material except in compliance with applicable
Environmental Laws, (c) conduct any activity that is likely to cause a release or threatened release of any Hazardous Material in violation of any Environmental Law, or (d) otherwise conduct any activity or use any of its properties in any manner that is likely to violate any Environmental Law or create any liabilities with respect thereto for which either Borrower or any of the Subsidiaries would be responsible, except for circumstances or events described in clauses (a) through (d) of this section that could not have a Material Adverse Effect.

                  Section 8.10. Prepayment or Payment of Debt.

                  Neither Borrower shall prepay, and shall not permit any Regular Subsidiary to prepay, any Debt, except (i) the Obligations and (ii) if no Default exists or would result therefrom, Borrowers and their respective Regular Subsidiaries may pay any Debt if the aggregate amount of the payment made under the permissions of this SECTION 8.10 during the entire term of this Agreement plus the aggregate amount paid by Borrowers for the redemption, purchase, retirement or other acquisition of its Equity Interests under the permissions of SECTION 8.4 during the entire term of this Agreement, shall not exceed an aggregate amount equal to One Million Dollars ($1,000,000). In addition, provided that Borrowers deliver a certificate to Banks certifying that no Default or Event of Default exists.

                  Section 8.11. Portfolio Default Rates.

                  The Borrowers shall not permit the default rate applicable to the portfolio of Student Loans they and their respective Subsidiaries own to exceed fifteen percent (15%), calculated based on the principal amount of such Student Loans in default to the Total Student Loans.

                                   ARTICLE IX

                               FINANCIAL COVENANTS

                  Each Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or the Banks have any commitment or other obligation hereunder, it will perform and observe the following financial covenants unless the Banks otherwise agree:

                  Section 9.1. Consolidated Tangible Net Worth.

                  Borrowers and their Subsidiaries will at all times maintain Consolidated Tangible Net Worth in an amount not less than the sum of (a) Seventy-four Million Five Hundred Thousand Dollars ($74,500,000) plus (b) seventy-five percent (75%) of the positive Consolidated Net Income of Borrowers and their Subsidiaries for each fiscal quarter to have completely elapsed since December 31, 2002; provided, however, that after the successful conclusion of the 2003 Public Offering, the amount of the Consolidated Tangible Net Worth shall be the foregoing amount plus an additional Thirty Million Dollars ($30,000,000).

                  Section 9.2. Maximum Leverage Ratio.

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

                  As of the end of each fiscal quarter beginning with the fiscal quarter ending September 30, 2003, Borrowers will not permit the ratio of Funded Debt determined as of the end of such fiscal quarter to the Leverage Denominator calculated for the four (4) fiscal quarters then ending to be greater than 2.25 to 1.00.

                  Section 9.3. Issuance of SLIMS or Securities Evidencing a Securitization Residual

                  Borrowers will not, and will not permit any Subsidiary to, incur, create, assume, or permit to exist any SLIMS or securities evidencing a Securitization Residual without the prior written consent of the Agent, which consent shall not be unreasonably withheld, other than:

                           (a)      SLIMS outstanding as of the date of this
Agreement which are listed in Schedule 8.1 hereto; and

                           (b)      SLIMS or securities evidencing a
Securitization Residual which are issued or incurred when no Loan Obligations are outstanding hereunder;

provided, however, that if any SLIMS or securities evidencing a Securitization Residual are issued or incurred pursuant to clause (b) above, a condition precedent to any future Loan Obligations hereunder shall require compliance with the terms of this Agreement, including specifically SECTIONS 9.1-9.4.

                  Section 9.4. Minimum Loan Loss Reserve to Total Student Loans.

                  As of the end of each fiscal quarter beginning with the quarter ended September 30, 2003, Borrowers and their Subsidiaries will maintain a Loan Loss Reserve of at least 0.060% of Total Student Loans.

                                   ARTICLE X

                                    DEFAULT

                  Section 10.1. Events of Default.

                  Each of the following shall be deemed an "EVENT OF DEFAULT":

                           (a)      Either Borrower shall fail to pay (i) when
due any principal payable under any Loan Document or any part thereof, (ii) within three (3) Business Days of the date due any interest or fees payable under the Loan Documents or any part thereof, and (iii) within five (5) Business Days after the date either Borrower receives written notice of the failure to pay when due any other Obligation or any part thereof.

                           (b)      Any representation, warranty or
certification made or deemed made by either Borrower or any Obligated Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with this Agreement shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

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

                           (c)      Either Borrower shall fail to perform,
observe, or comply with any covenant, agreement, or term contained in ARTICLE VIII or ARTICLE IX of this Agreement. Either Borrower or any Obligated Party shall fail to perform, observe, or comply with any other covenant, agreement, or term contained in this Agreement or any other Loan Document (other than covenants to pay the Obligations) and such failure shall continue for a period of ten (10) days after the earlier of (i) the date the Agent provides Borrowers with notice thereof or (ii) the date a Borrower should have notified the Banks thereof in accordance with SECTION 7.1(g) hereof.

                           (d)      Either Borrower, any Obligated Party or any
other Subsidiary shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due.

                           (e)      Either Borrower, any Obligated Party or any
other Subsidiary shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, rehabilitator, conservator, custodian, trustee, liquidator or the like of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect, the "BANKRUPTCY CODE"), (iv) institute any proceeding or file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or under any other such law, or
(vi) take any corporate or other action for the purpose of effecting any of the foregoing.

                           (f)      A proceeding or case shall be commenced,
without the application, approval or consent of either Borrower, any Obligated Party or any other Subsidiary, in any court of competent jurisdiction, seeking
(i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, rehabilitator, conservator, custodian, trustee, liquidator or the like of either Borrower, any Obligated Party or any other Subsidiary or of all or any substantial part of its property, or (iii) similar relief in respect of either Borrower, any Obligated Party or any other Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) or more days; or an order for relief against either Borrower, any Obligated Party or any other Subsidiary shall be entered in an involuntary case under the Bankruptcy Code.

                           (g)      Either Borrower, any Obligated Party or any
other Subsidiary shall fail to discharge within a period of thirty (30) days after the commencement thereof any unstayed attachment, sequestration, forfeiture, or similar proceeding or proceedings involving an aggregate amount in excess of Four Million Dollars ($4,000,000) against any of its properties.

                           (h)      A final judgment or judgments for the
payment of money in excess of Four Million Dollars ($4,000,000) in the aggregate shall be rendered by a court or courts against either Borrower, any Obligated Party or any other Subsidiary and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof

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

shall not be procured, within thirty (30) days from the date of entry thereof and the relevant Borrower, Obligated Party or Subsidiary shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

                           (i)      Either Borrower, any Obligated Party or any
other Subsidiary shall fail to pay when due any principal of or interest on any Debt (other than the Obligations) in excess of Four Million Dollars ($4,000,000), or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid in full prior to the stated maturity thereof, or any event shall have occurred that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

                           (j)      This Agreement or any other Loan Document
shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by either Borrower, any Obligated Party or any other Subsidiary or any of their respective shareholders, or either Borrower or any Obligated Party shall deny that it has any further liability or obligation under any of the Loan Documents, or any lien or security interest created by the Loan Documents shall for any reason (other than the negligence of the Bank or the release thereof in accordance with the Loan Documents) cease to be a valid, first priority perfected security interest in any of the Collateral purported to be covered thereby.

                           (k)      Any of the following events shall occur or
exist with respect to either Borrower or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; or (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of the Bank subject either Borrower or any Obligated Party to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed Four Million Dollars ($4,000,000).

                           (l)      So long as NELNET is the Parent, the
acquisition of ownership, directly or indirectly, beneficially or of record, by any Person other than NELNET of any Equity Interest in NETWORK; and so long as NETWORK is the Parent, the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person other than NETWORK of any Equity Interest in NELNET.

                           (m)      The failure by Michael Dunlap and Stephen
Butterfield to own, directly or indirectly (through Farmers & Merchants Investments Inc., Packers Service Group, Inc. or otherwise), beneficially and of record, Equity Interests in Parent representing in the

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aggregate at least 51%, and individually at least 15% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in NELNET.

                           (n)      Without limiting the provisions of SECTION
10.1(i), an event of default or any other event shall have occurred under any Securitization Document or document relating to SLIMS or securities evidencing a Securitization Residual that permits (or, with the giving of notice or lapse of time or both, would permit): (i) any holder or holders of the Debt issued thereunder, or any Person acting on behalf of such holder or holders, to accelerate the maturity thereof or require any prepayment thereof or (ii) any holder or holders of the other securities issued thereunder, or any Person acting on behalf of such holder or holders, to require the repurchase thereof, provided that such event has a Material Adverse Effect on the value of the Collateral or any Person asserts or otherwise attempts to create or claim any liability on the part of either Borrower or any Regular Subsidiary for the indebtedness, obligations, and liabilities evidenced by the Securitization Documents.

                           (o)      At any time, neither of the following is
true: (1) the 2003 Public Offering was successfully concluded by December 31, 2003, and NELNET remains Publicly Held or (2) the 2003 Public Offering was not successfully concluded by December 31, 2003, but the F&M Replacement Facility was in effect by the later of 90 days after the 2003 Public Offering was terminated or March 31, 2004, and remains in effect.

                           (p)      If NELNET is not Publicly Held and clause
(2) of subsection (o) above is used to satisfy such subsection, the F&M Replacement Facility shall be in default or mature, any lender shall give NELNET or NETWORK notice of its intention not to renew the F&M Replacement Facility, shall fail to renew the F&M Replacement Facility, or shall give NELNET or NETWORK notice that the credit limit shall be less than $30,000,000

                           (q)      The Bank of America Facility shall be in
default or mature, Bank of America shall give NETWORK notice of its intention not to renew the Bank of America Facility, shall fail to renew the Bank of America Facility, or shall give NETWORK notice that the Credit Limit (as defined therein) shall be less than $30,000,000; provided, however, that this sub-section shall not be applicable if, as of the time that one or more of the foregoing events occurs, the amount due under the B of A Facility is $0.

                  Section 10.2. Remedies.

                  If any Event of Default exists, the Required Banks (or the Agent with the consent of the Required Banks) may do any one or more of the following:

                           (a)      Acceleration. By notice to Borrowers,
declare all outstanding principal of and accrued and unpaid interest on the Note, if any, and all other amounts payable by Borrowers under the Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without any other notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrowers.

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

                           (b)      Termination of Commitments. Terminate the
Commitment without notice to either Borrower.

                           (c)      Judgment. Reduce any claim to judgment.

                           (d)      Foreclosure. Foreclose or otherwise enforce
any Lien granted to the Bank for the benefit of the Secured Parties to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents.

                           (e)      Rights. Exercise any and all rights and
remedies afforded by the laws of the State of Wisconsin or any other jurisdiction, by any of the Loan Documents, by equity, or otherwise.

Provided, however, that upon the occurrence of an Event of Default under SECTION 10.1(d), (e) or (f), the Total Commitment of the Banks shall automatically terminate, and the outstanding principal of and accrued and unpaid interest on the Note, if any, and all other amounts payable by Borrowers under the Loan Documents including ARTICLE I (Revolving Credit Facility) and ARTICLE II (Commercial Paper Facility) shall thereupon become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrowers.

                  Section 10.3. Performance by the Banks.

                  If either Borrower or any Obligated Party shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents, the Banks may perform or attempt to perform such covenant or agreement on behalf of Borrowers or the applicable Obligated Party. In such event, Borrowers shall, at the request of the Banks, promptly pay any amount expended by the Banks in connection with such performance or attempted performance to the Banks at the Principal Office, together with interest thereon at the applicable Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Banks shall have no liability or responsibility for the performance of any obligation of Borrowers or any Obligated Party under this Agreement or any of the other Loan Documents.

                  Section 10.4. Continuance of Default.

                  For purposes of all Loan Documents, (a) a Default which is capable of being remedied shall be deemed to exist until the Bank shall have actually received evidence reasonably satisfactory to Banks that such Default shall have been remedied and (b) a Default not capable of being remedied shall be deemed to exist until waived in accordance with the Loan Document.

                  Section 10.5. Setoff.

                  If an Event of Default exists, the Banks are hereby authorized at any time and from time to time, without notice to either Borrower (any such notice being hereby expressly

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

waived by each Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Banks to or for the credit or the account of either Borrower against any and all of the Obligations, irrespective of whether or not the Banks shall have made any demand under any Loan Document and although such Obligations may be unmatured. The Banks agree promptly to notify Borrowers after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of the Banks hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Banks may have.

                  Section 10.6. Amendments, Etc.

                  No waiver, amendment, settlement or compromise of any of the rights of any Bank under this Agreement, any Note or any of the Loan Documents shall be effective for any purpose unless it is in a written instrument executed and delivered by the parties authorized to act by this section. Subject to the provisions of this section, the Required Banks (or the Agent with the written consent of the Required Banks) and the Borrowers may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to this Agreement, the Notes, or the Loan Documents or changing in any manner the rights of the Banks or the Borrowers hereunder or thereunder or waiving any Event of Default hereunder; provided, however, that no such supplemental agreement shall, without the consent of all of the Banks:

                           (a)      Extend the maturity of any Note or reduce
the principal amount thereof, or reduce the rate or amount or change the time of payment of principal, interest or fees payable on any Note or otherwise under this Agreement;

                           (b)      Amend the definition of Required Banks;

                           (c)      Extend the Maturity Date or the Termination
Date, or increase the amount of the Commitment of any Bank hereunder, or permit any Borrower to assign its rights under this Agreement;

                           (d)      Release any of the collateral under the Loan
Documents;

                           (e)      Amend any provision of this Agreement
requiring a pro rata sharing among the Banks; or

                           (f)      Amend this section.

No amendment of any provision of this Agreement relating to the Agent or M&I in its capacity assisting the Borrowers with the issuance of Commercial Paper pursuant to ARTICLE II shall be effective without the written consent of the Agent.

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                                   ARTICLE XI

                                 MISCELLANEOUS

                  Section 11.1. Expenses; Indemnity.

                           (a)      The Borrowers shall pay or reimburse each
(i) the Agent for all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, including the fees and expenses of in-house counsel) paid or incurred by the Agent in connection with the negotiation, preparation, execution, delivery, and administration of this Agreement, the Notes, the Loan Documents and any other document required hereunder or thereunder, including without limitation any amendment, supplement, modification or waiver of or to any of the foregoing; (ii) the Agent and each Bank for all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, including the fees and expenses of in-house counsel) paid or incurred by the Agent or such Bank before and after judgment in enforcing, protecting or preserving its rights under this Agreement, the Notes, the Loan Documents and any other document required hereunder or thereunder, including without limitation the enforcement of rights against, or realization on, any collateral or security therefor or in defending against any claim made against the Agent or such Bank by the Borrowers, any Subsidiary or any third party as a result of or in any way relating to any matter referred to in subsection (i) or (ii) of this section; and (iii) the Agent and each Bank for any and all recording and filing fees and any and all stamp, excise, intangibles and other taxes, if any, (including, without limitation, any sales, occupation, excise, gross receipts, franchise, general corporation, personal property, privilege or license taxes, but not including taxes levied upon the net income of such Bank by the federal government or the state (or political subdivision of a state) where such Bank's principal office is located), which may be payable or determined to be payable in connection with the negotiation, preparation, execution, delivery, administration or enforcement of this Agreement, the Notes, the Loan Documents or any other document required hereunder or thereunder or any amendment, supplement, modification or waiver of or to any of the foregoing, or consummation of any of the transactions contemplated hereby or thereby, whether such taxes are levied by reason of the acts to be performed by the Borrowers hereunder or are levied upon the Agent, a Bank, the Borrowers, any subsidiary, the property of a Bank or otherwise, including all costs and expenses incurred in contesting the imposition of any such tax, and any and all liability with respect to or resulting from any delay in paying the same, whether such taxes are levied upon the Agent, such Bank, the Borrowers, any subsidiary, or otherwise.

                           (b)      The Borrowers agree to indemnify the Agent
and each Bank against any and all losses, claims, damages, liabilities and expenses, (including, without limitation, reasonable attorneys' fees and expenses, including the fees and expenses of in-house counsel), incurred by the Agent or such Bank arising out of, in any way connected with, or as a result of
(i) any acquisition or attempted acquisition of stock or assets of another person or entity by the Borrowers or any subsidiary, (ii) the use of any of the proceeds of any loans made hereunder by the Borrowers or any subsidiary for the making or furtherance of any such acquisition or attempted acquisition, (iii) any breach or alleged breach by the Borrowers or any subsidiary of or any liability or alleged liability of the Borrowers or any subsidiary under any Environmental Law, or any liability or alleged liability incurred by the Agent or such Bank under any Environmental Law in connection with this Agreement, any Loan Document or the transactions contemplated hereunder or thereunder, (iv) the negotiation, preparation, execution, delivery, administration, and enforcement of this Agreement, the Notes, the Loan Documents and any other document required hereunder or thereunder, including without limitation any amendment, supplement, modification or waiver of or to any of the foregoing or the consummation or failure to consummate the transactions contemplated hereby or thereby, or the performance by the parties of their obligations hereunder or thereunder, (v) any claim, litigation, investigation or proceedings related to any of the foregoing, whether or not the Agent or any Bank is a party thereto; provided, however, that such indemnity shall not apply to any such losses, claims, damages, liabilities or related expenses arising from the negligence or misconduct of the Agent or such Bank.

                           (c)      The foregoing agreements and indemnities
shall remain operative and in full force and effect regardless of termination of this Agreement, the consummation of or failure to consummate either the transactions contemplated by this Agreement or any amendment, supplement, modification or waiver, the repayment of any loans made hereunder, the invalidity or unenforceability of any term or provision of this Agreement or any of the Notes or any Loan Document, or any other document required hereunder or thereunder, any investigation made by or on behalf of the Agent, any Bank, the Borrowers or any Subsidiary, or the content or accuracy of any representation or warranty made under this Agreement, any Loan Document or any other document required hereunder or thereunder.

                  Section 11.2. Limitation of Liability.

                  None of the Agent, the Banks, or any Affiliate, officer, director, employee, attorney, or agent thereof, shall have any liability with respect to, and each Borrower and each Obligated Party hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, consequential, exemplary or punitive damages suffered or incurred by either Borrower or any Obligated Party in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

                  Section 11.3. No Duty.

                  All attorneys, accountants, appraisers, and other professional Persons and consultants retained by the Agent or the Banks shall have the right to act exclusively in the interest of the Banks and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to either Borrower, any Obligated Party, any other Subsidiary or any of Borrowers' shareholders or any other Person.

                  Section 11.4. No Fiduciary Relationship.

                  The relationship between Borrowers and the Obligated Parties on the one hand and the Agent and the Banks on the other is solely that of debtor and creditor, and the Agent and the Banks have no fiduciary or other special relationship with either Borrower or any Obligated Party, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between Borrowers and the Obligated Parties on the one hand and the Agent and the Banks on the other to be other than that of debtor and creditor. No joint venture or

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

partnership is created by this Agreement among Borrowers and the Obligated Parties on the one hand and the Agent and the Banks on the other.

                  Section 11.5. Equitable Relief.

                  Each Borrower and each Obligated Party recognizes that in the event either Borrower or any Obligated Party fails to pay, perform, observe, or discharge any or all of their respective obligations under the Loan Documents, any remedy at law may prove to be inadequate relief to the Agent and the Banks. Each Borrower and each Obligated Party therefore agrees that the Agent and the Banks shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                  Section 11.6. No Waiver; Cumulative Remedies.

                  No failure on the part of the Banks to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

                  Section 11.7. Successors and Assigns.

                           (a)      This Agreement shall be binding upon and
inure to the benefit of the parties hereto and their respective successors and assigns. Neither Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

                           (b)      The Banks may, in the ordinary course of its
commercial banking business and in accordance with applicable Law, at any time sell to one or more financial institutions (each a "PARTICIPANT") participating interests in the Loan Obligations. In the event of any such sale to a Participant, (i) Banks' obligations under this Agreement shall remain unchanged,
(ii) Banks shall remain solely responsible for the performance thereof, (iii) Banks shall remain the holder of the Loan Obligations for all purposes under this Agreement, and (iv) Borrowers shall continue to deal solely and directly with Banks in connection with Banks' rights and obligations under the Loan Documents. Participants shall have no rights under the Loan Documents other than certain voting rights as provided below. Subject to the following, the Banks shall be entitled to obtain (on behalf of its Participants) the benefits of
ARTICLE IV with respect to all participations in the Obligations outstanding from time to time so long as Borrowers shall not be obligated to pay any amount in excess of the amount that would be due to such Bank under ARTICLE IV calculated as though no participation had been made. Banks shall not sell any participating interest under which the Participant shall have any rights to approve any amendment, modification, or waiver of any Loan Document, except to the extent such amendment, modification, or waiver extends the due date for payment of any amount in respect of principal, interest, or fees due under the Loan Documents, reduces the interest rate or the amount of principal or fees applicable to the Obligations (except such reductions as are contemplated by this Agreement), or releases any Guaranty or Collateral, if any, for the Obligations.

Subject to giving prior notice to Borrowers and receiving Borrowers' consent, which will not be unreasonably withheld, Banks may disclose to any Participant and any prospective participant any and all financial and other information in Bank's possession concerning Borrowers and their respective Subsidiaries and affiliates which has been or may be delivered to Banks by or on behalf of either Borrower in connection with this Agreement or any other Loan Document or Banks' credit evaluation of Borrowers and their respective Subsidiaries.

                  Section 11.8. Survival.

                  All representations and warranties made or deemed made in this Agreement or any other Loan Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of the Loans, and no investigation by the Banks or any closing shall affect the representations and warranties or the right of the Banks to rely upon them. Without prejudice to the survival of any other obligation of Borrowers hereunder, the obligations of Borrowers under ARTICLE IV and SECTIONS 11.1 and
11.2 shall survive repayment of the Note (if any) and termination of the Commitment.

                  Section 11.9. ENTIRE AGREEMENT.

                  THIS AGREEMENT, THE NOTE (IF ANY), AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES THERETO.

                  Section 11.10. Amendments.

                  No amendment or waiver of any provision of this Agreement, the Note (if any), or any other Loan Document to which either Borrower is a party, nor any consent to any departure by either Borrower therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Banks and Borrowers, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No Affiliate of the Bank that is a Secured Party shall have any right to consent or agree to any changes to any Loan Document.

                  Section 11.11. Maximum Interest Rate.

                           (a)      No interest rate specified in this Agreement
or any other Loan Document shall at any time exceed the Maximum Rate. If at any time the interest rate (the "CONTRACT RATE") for any Obligation shall exceed the Maximum Rate, thereby causing the interest accruing on such Obligation to be limited to the Maximum Rate, then any subsequent reduction in the Contract Rate for such Obligation shall not reduce the rate of interest on such Obligation below the Maximum Rate until the aggregate amount of interest accrued on such Obligation equals the aggregate amount of interest which would have accrued on such Obligation if the Contract Rate for such Obligation had at all times been in effect.

                           (b)      Notwithstanding anything to the contrary
contained in this Agreement or the other Loan Documents, none of the terms and provisions of this Agreement or the other Loan Documents shall ever be construed to create a contract or obligation to pay interest at a rate in excess of the Maximum Rate; and the Bank shall never charge, receive, take, collect, reserve or apply, as interest on the Obligations, any amount in excess of the Maximum Rate. The parties hereto agree that any interest, charge, fee, expense or other obligation provided for in this Agreement or in the other Loan Documents which constitutes interest under applicable law shall be, ipso facto and under any and all circumstances, limited or reduced to an amount equal to the lesser of (i) the amount of such interest, charge, fee, expense or other obligation that would be payable in the absence of this SECTION 11.12(b), or (ii) an amount, which when added to all other interest payable under this Agreement or the other Loan Documents, equals the Maximum Rate. If, notwithstanding the foregoing, any Bank ever contracts for, charges, receives, takes, collects, reserves or applies as interest any amount in excess of the Maximum Rate, such amount which would be deemed excessive interest shall be deemed a partial payment or prepayment of principal of the Obligations and treated hereunder as such; and if the Obligations, or applicable portions thereof, are paid in full, any remaining excess shall promptly be paid to the applicable Borrower. In determining whether the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, Borrowers and the Banks shall, to the maximum extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate and spread in equivalent unequal parts the total amount of interest throughout the entire contemplated term of the Obligations, or applicable portions thereof, so that the interest rate does not exceed the Maximum Rate at any time during the term of the Obligations; provided that, if the unpaid principal balance is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, the Banks shall refund to the applicable Borrower the amount of such excess and, in such event, the Banks shall not be subject to any penalties provided by any laws for contracting for, charging, receiving, taking, collecting, reserving or applying interest in excess of the Maximum Rate.

                  Section 11.12. Notices.

                  All notices and other communications provided for in this Agreement and the other Loan Documents shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "ADDRESS FOR NOTICES" specified below its name on the signature pages hereof and with respect to each Obligated Party, at the address of Borrowers specified below its name on the signature pages hereof, or, as to any party, at such other address as shall be designated by such party in a notice to each other party given in accordance with this section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  Section 11.13. Governing Law; Submission to Jurisdiction.

                  This Agreement, the Notes, the Guaranty, the Security Agreement and the other Loan Documents shall be governed by, and construed in accordance with, the laws of the State of Wisconsin and applicable laws of the United States of America. BORROWERS (AND BY EXECUTION OF THE LOAN DOCUMENT TO WHICH IT IS A PARTY, EACH OBLIGATED PARTY) HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS SITTING IN MILWAUKEE COUNTY, WISCONSIN, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BORROWERS (AND BY EXECUTION OF THE LOAN DOCUMENT TO WHICH If IS A PARTY, EACH OBLIGATED PARTY) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH BORROWER AND EACH OBLIGATED PARTY AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 11.13 OF THIS AGREEMENT. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST EITHER BORROWER OR ANY OBLIGATED PARTY OR WITH RESPECT TO ANY OF THEIR RESPECTIVE PROPERTIES IN COURTS IN OTHER JURISDICTION. ANY ACTION OR PROCEEDING BY EITHER BORROWER OR ANY OBLIGATED PARTY AGAINST THE BANK SHALL BE BROUGHT ONLY IN A FEDERAL COURT LOCATED IN MILWAUKEE COUNTY, WISCONSIN.

                  Section 11.14. Counterparts.

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

                  Section 11.15. Severability.

                  Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

                  Section 11.16. Headings.

                  The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

                  Section 11.17. Construction.

                  Each Borrower, each Obligated Party, and the Banks acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the parties hereto.

                  Section 11.18. Independence of Covenants.

                  All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

                  Section 11.19. WAIVER OF JURY TRIAL.

                  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO (AND BY EXECUTION OF THE LOAN DOCUMENT TO WHICH IT IS A PARTY, EACH OBLIGATED PARTY) HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

                  Section 11.20. Securities Act of 1933.

                  Each Bank represents that it is acquiring the Notes payable to it without any present intention of making a sale or other distribution of such Notes, provided each Bank reserves the right to sell participations in its Notes to the extent permitted by Section 10.09.

                  Section 11.21. No Agency.

                  Except as expressly provided herein, nothing in this Agreement and no action taken pursuant hereto shall cause any Bank to be treated as the agent of any other Bank, or shall be deemed to constitute the Banks a partnership, association, joint venture or other entity.

                                   ARTICLE XII

                                    THE AGENT

                  Section 12.1. Appointment and Powers.

                  Each of the Banks hereby appoints M&I Marshall & Ilsley Bank (the "Agent") as agent for the Banks hereunder, and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers as are specifically delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The duties of the Agent shall be entirely ministerial; the Agent shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, the Notes or any related document, or to enforce such performance, or to inspect the property (including the books and records) of the Borrowers or any of their Subsidiaries; and the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or the Notes or applicable law. M&I Marshall & Ilsley Bank agrees to act as Agent upon the express terms and conditions contained in this ARTICLE IX.

                  Section 12.2. Responsibility.

                  The Agent (i) makes no representation or warranty to any Bank and shall not be responsible to any Bank for any oral or written recitals, reports, statements, warranties or representations made in or in connection with this Agreement or any Note; (ii) shall not be responsible for the due execution, legality, validity, enforceability, genuineness, sufficiency, collectibility or value of this Agreement or any Note or any other instrument or document furnished pursuant thereto; (iii) may treat the payee of any Note as the owner thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Agent; (iv) may execute any of its duties under this Agreement by or through employees, agents and attorneys in fact and shall not be answerable for the default or misconduct of any such employee, agent or attorney in fact selected by it with reasonable care; (v) may (but shall not be required to) consult with legal counsel (including counsel for the borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with advice of such counsel, accountants or experts; (vi) shall be entitled to rely upon any Note, notice, consent, waiver, amendment, certificate, affidavit, letter, telegram, telex, cable or other document or communication believed by it to be genuine and signed or sent by the proper party or parties, and may rely on statements contained therein without further inquiry or investigation. Neither the Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the Notes, except for its or their own gross negligence or willful misconduct.

                  Section 12.3. Agent's Indemnification.

                  The Banks agree to indemnify and reimburse the Agent (to the extent not reimbursed by the Borrowers), ratably in accordance with their respective commitments from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent as such in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent under this Agreement, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, administration or enforcement of, or the preservation of any rights under, this Agreement to the extent that the Agent is not reimbursed for such expenses by the Borrowers.

                  Section 12.4. Rights as a Bank.

                  With respect to its Revolving Commitment and CP Commitment and the Notes issued to it, M&I Marshall & Ilsley Bank, in its individual capacity as a Bank, shall have, and may exercise, the same rights and powers under this Agreement and the Notes payable to it as any other Bank has under this Agreement and Notes, and the terms "Bank" and "Banks", unless the context otherwise requires, shall include M&I Marshall & Ilsley Bank, in its individual capacity as a Bank. M&I Marshall & Ilsley Bank and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of lending or trust business with, the Borrowers or any of their subsidiaries and any person, firm or corporation who may do business with or own securities of the Borrowers or any Subsidiary, all as if it were not the Agent, and without any duty to account therefor to the Banks.

                  Section 12.5. Credit Investigation.

                  Each of the Banks severally represents and warrants to each of the other Banks and to the Agent that it has made its own independent investigation and evaluation of the financial condition and affairs of the Borrowers and their Subsidiaries in connection with such Bank's execution and delivery of this Agreement and the making of its loans and has not relied on any information or evaluation provided by any other Bank or the Agent in connection with any of the foregoing (other than information provided by the Borrowers to the Agent for transmittal to the Banks in connection with the foregoing); and each Bank represents and warrants to each other Bank and to the Agent that it shall continue to make its own independent investigation and evaluation of the credit-worthiness of the Borrowers and their Subsidiaries while the Commitments and/or the Notes are outstanding.

                  Section 12.6. Resignation.

                  The Agent may resign as such at any time upon ten calendar days' prior written notice to the Borrowers and the Banks, effective at the end of said ten days or upon the earlier appointment of a successor. If the Agent resigns, the Required Banks shall appoint a successor which shall be one of the Banks, and such Bank, upon its acceptance of such appointment, shall become the Agent upon the express conditions contained in this ARTICLE IX. If at any time there is no Agent acting hereunder, the Borrowers shall make all required payments to, and otherwise deal directly with, the Banks and/or the holders of the Notes, as the case may be.

                  Section 12.7. Withholding Tax

                           (a)      If any Bank is a "foreign corporation,
partnership or trust" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees with and in favor of the Agent and the Borrowers, to deliver to the Agent and the Borrowers:

                                    (i)      if such Bank claims an exemption
         from, or a reduction of, withholding tax under a United States tax treaty, two properly completed and executed copies of IRS Form 1001 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                                    (ii)     if such Bank claims that interest
         paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement; and

                                    (iii)    such other form or forms as may be
         required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Bank agrees to promptly notify the Agent and the Borrowers of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                           (b)      If any foreign Bank claims exemption from
U.S. federal withholding tax and under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", such Bank agrees with and in favor of the Agent and the Borrowers to deliver to the Agent and the Borrowers a Form W-8 BEN, or any subsequent versions thereof or successors thereto (and, if such Bank delivers a Form W-8 BEN, a certificate representing that such Bank is not a "bank" for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrowers and is not a controlled foreign corporation related to the Borrowers (within the meaning of Section 864(d)(4) of the Code)).

                           (c)      If any Bank claims exemption from, or
reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrowers to such Bank, such Bank agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrowers to such Bank. To the extent of such percentage amount, the Agent will treat such Bank's IRS Form 1001 as no longer valid.

                           (d)      If any Bank claiming exemption from United
States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrowers to such Bank, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                           (e)      If any Bank is entitled to a reduction in
the applicable withholding tax, the Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. However, if the forms or other documentation required by subsection (a) of this section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction.

                           (f)      If the IRS or any other Governmental
Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered or was not properly executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this section, together with all costs and expenses (including Attorney Costs). The obligation of the Banks under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                         BORROWERS:

                                         NELNET, INC.

                                         By:  /s/ Terry Heimes
                                              ----------------------------------
                                             Name: Terry Heimes

                                         NATIONAL EDUCATION LOAN NETWORK, INC.

                                         By:  /s/ Terry Heimes
                                              ----------------------------------
                                             Name: Terry Heimes

                                         Address for Notices:

                                         121 South 13th Street
                                         Suite 201
                                         Lincoln, Nebraska 68508

                                         Telephone No.: 402.458.2303
                                         Telecopy No.:  402.458.2399
                                         Attention:     Chief Financial Officer

                   [Signature Page 1 of 3 to Credit Agreement]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                         M&I MARSHALL & ILSLEY BANK, for itself
                                         and as Agent

                                         By: /s/ Patrick J. Haney
                                             -----------------------------------

                                         Attest: /s/ Brenden P. Moran
                                                 -------------------------------

                                         Address for Notices and Lending Office:

                                         770 North Water Street
                                         Milwaukee, Wisconsin 53202

                                         Telephone No.: 414.765.8282
                                         Telecopy No.:  414.765.7927
                                         Attention:     Patrick J. Haney

                                         SUNTRUST BANK

                                         By: /s/ [Illegible]
                                             -----------------------------------

                                         Address for Notices and Lending Office:

                                         200 West Forsyth Street
                                         Jacksonville, Florida  32202

                                         Telephone No.: 904.632.2805
                                         Telecopy No.:  904.632.2874
                                         Attention:     Michael A. Green

                   [Signature Page 2 of 3 to Credit Agreement]

                                         FIRST NATIONAL BANK OF OMAHA

                                         By: /s/ Brock Taylor
                                             -----------------------------------

                                         Address for Notices and Lending Office:

                                         1620 Dodge Street, Stop 1196
                                         Omaha, Nebraska 68197

                                         Telephone No.: 402.633.3181
                                         Telecopy No.:  402.633.3518
                                         Attention:     Brock Taylor

                                         FIFTH THIRD BANK, INDIANA

                                         By: /s/ Andrew Cardimen
                                             -----------------------------------

                                         Address for Notices and Lending Office:

                                         251 North Illinois Street, Suite 1000
                                         Indianapolis, Indiana  46204

                                         Telephone No.: 317.383.2440
                                         Telecopy No.:  317.383.2320
                                         Attention:     Andrew Cardimen

                   [Signature Page 3 of 3 to Credit Agreement]

                                INDEX TO EXHIBITS

Exhibit           Description of Exhibit                                        Section
-------           ----------------------                                        -------
"A"               Form of Note (Revolving and CP)                               1.1, 2.4
"B"               Matters to be Addressed by Opinion of Counsel                 5.1(l)
"C"               Borrowing Request                                             2.5
"D"               Compliance Certificate                                        7.1(c)
"E"               Guaranty                                                      5.1(g)
"F"               Subsidiary Joinder Agreement                                  1.1
"G-1"             NELNET Security Agreement                                     5.1(h)
"G-2"             NETWORK Security Agreement                                    5.1(h)
"H"               Schedule of Banks                                             2.1
"I"               Intercreditor Agreement                                       5.1(m)

                               INDEX TO SCHEDULES

Schedule          Description of Schedule
--------          -----------------------
6.14              Subsidiaries
6.22              Loan Loss Reserve as of 3/31/03
6.23              Funded Debt to Leverage Denominator as of 3/31/03
8.1               Existing Debt
8.2               Existing Liens; Restrictions on Subsidiaries

                                   EXHIBIT "A"
                                       to
                                  NELNET, INC.
                      NATIONAL EDUCATION LOAN NETWORK, INC.
                                CREDIT AGREEMENT

                                  Form of Note

                                 PROMISSORY NOTE
                             REVOLVING CREDIT LOANS

$__________                                                        ____ __, 2003

                  FOR VALUE RECEIVED, the undersigned, NELNET, INC. and NATIONAL EDUCATION LOAN NETWORK, INC. ("BORROWERS"), hereby, jointly and severally, promise to pay to the order of ________________________ (the "BANK"), at the Principal Office (defined in the Credit Agreement referred to below), in lawful money of the United States of America and in immediately available funds, the principal amount of _______________ Million Dollars ($__________) or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Loans made by the Bank to Borrowers under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

                  Borrowers hereby authorize the Bank to record in its records the amount of each Loan made to Borrowers by the Bank and all payments of principal in respect to each such Loan, which records shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all such Loans; provided, however, that the failure to make such records with respect to any such Loan or payment shall not limit or otherwise affect the obligations of Borrowers under the Credit Agreement or this Note.

                  This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of ____ __, 2003, among Borrowers, the Bank, M&I Marshall & Ilsley Bank, as Agent, and certain other lenders (such Credit Agreement, as the same may be amended or otherwise modified from time to time, being referred to herein as the "CREDIT AGREEMENT"), and evidences Loans made by the Bank thereunder. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayments of Revolving Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

                  This Note shall be governed by and construed in accordance with the laws of the State of Wisconsin and the applicable laws of the United States of America. This Note is performable in Milwaukee County, Wisconsin. Borrowers and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind except for those specifically provided for in the Credit Agreement, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute any such party or part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

                                          NELNET, INC.

                                          By: __________________________________
                                               Name: ___________________________
                                                         Authorized Officer

                                          NATIONAL EDUCATION LOAN NETWORK, INC.

                                          By: __________________________________
                                               Name: ___________________________
                                                         Authorized Officer

                                 PROMISSORY NOTE
                             COMMERCIAL PAPER LOANS

$__________                                                        ____ __, 2003

                  FOR VALUE RECEIVED, the undersigned, NELNET, INC. and NATIONAL EDUCATION LOAN NETWORK, INC. ("BORROWERS"), hereby, jointly and severally, promise to pay to the order of ________________________ (the "BANK"), at the Principal Office (defined in the Credit Agreement referred to below), in lawful money of the United States of America and in immediately available funds, the principal amount of _______________ Million Dollars ($__________) or such lesser amount as shall equal the aggregate unpaid principal amount of the CP Loans made by the Bank to Borrowers under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

                  Borrowers hereby authorize the Bank to record in its records the amount of each Loan made to Borrowers by the Bank and all payments of principal in respect to each such Loan, which records shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all such Loans; provided, however, that the failure to make such records with respect to any such Loan or payment shall not limit or otherwise affect the obligations of Borrowers under the Credit Agreement or this Note.

                  This Note is one of the CP Notes referred to in the Credit Agreement dated as of ____ __, 2003, among Borrowers, the Bank, M&I Marshall & Ilsley Bank, as Agent, and certain other Lenders (such Credit Agreement, as the same may be amended or otherwise modified from time to time, being referred to herein as the "CREDIT AGREEMENT"), and evidences Loans made by the Bank thereunder. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayments of CP Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

                  This Note shall be governed by and construed in accordance with the laws of the State of Wisconsin and the applicable laws of the United States of America. This Note is performable in Milwaukee County, Wisconsin. Borrowers and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind except for those specifically provided for in the Credit Agreement, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute any such party or part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

                                                   NELNET, INC.

                                                   By:__________________________
                                                      Name:_____________________
                                                             Authorized Officer

                                                   NATIONAL EDUCATION LOAN
                                                   NETWORK, INC.

                                                   By:__________________________
                                                      Name:_____________________
                                                             Authorized Officer

                                   EXHIBIT "B"
                                       to
                                  NELNET, INC.
                      NATIONAL EDUCATION LOAN NETWORK, INC.
                                CREDIT AGREEMENT

                  Matters to be Addressed by Opinion of Counsel

         1. Each Borrower and each Obligated Party is a corporation validly existing and in good standing under the laws of the State of its incorporation and is in good standing and is duly qualified to transact business in the State of Nebraska and in all other jurisdictions in which the nature of is business requires it to be so qualified.

         2. Each Borrower and each Obligated Party has the corporate power and authority to execute, deliver, and perform the Loan Documents to which it is a party. The execution, delivery, and performance by each Borrower and each Obligated Party of the Loan Documents to which it is a party and its compliance with the terms and provisions thereof have been duly authorized by all requisite corporate action on the part of each Borrower and each Obligated Party and do not and will not violate, or result in a breach of, or require any consent under
(i) the certificate of incorporation or bylaws of either Borrower or any Obligated Party or (ii) the Securitization Documentation or, to our knowledge, any other agreement to which either Borrower or any Obligated Party is a party or (iii) any applicable law, rule, or regulation or, to our knowledge, any order, writ, injunction, or decree of any Governmental Authority or arbitrator applicable to either Borrower or any Obligated Party.

         3. The Loan Documents to which each Borrower is a party have been duly executed and delivered by each Borrower and constitute the legal, valid, and binding obligations of such Borrower enforceable against it in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws affecting the enforcement of creditors' rights generally. The Loan Documents to which each Obligated Party is a party have been duly executed and delivered by each Obligated Party and constitute the legal, valid, and binding obligations of the applicable Obligated Party enforceable against such party in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws affecting the enforcement of creditors' rights generally.

         4. To our knowledge, there are no legal or arbitral proceedings, and no proceedings by or before any Governmental Authority, pending or threatened against or affecting either Borrower or any of the Subsidiaries or any properties or rights of either Borrower or any of the Subsidiaries which, if adversely determined, would have a Material Adverse Effect.

         5. No authorization, consent, or approval of, or filing or registration with, any Governmental Authority or any third party under any Securitization Documents is required for the execution, delivery, and performance by Borrowers or any Obligated Party of the Loan Documents to which it is a party except for _______________.

         6. Neither Borrower nor any Subsidiary is an "INVESTMENT COMPANY" within the meaning of the Investment Company Act of 1940, as amended. Neither Borrower nor any Subsidiary is a "HOLDING COMPANY" or a "SUBSIDIARY COMPANY" of a "HOLDING COMPANY" or an "AFFILIATE" of a "HOLDING COMPANY" or a "PUBLIC UTILITY" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         7. The choice of Wisconsin law to govern all the Loan Documents is a valid and effective choice of law under the laws of State of Nebraska and adherence to existing judicial precedents should require a court of competent jurisdiction in the State of Nebraska to enforce such choice of law.

         8. The Bank is not required to pay any tax or qualify to do business or file any designation for service of process or file any reports in the State of Nebraska or comply with any statutory or regulatory rule or requirement applicable only to financial institutions chartered or qualified to do business in the State of Nebraska solely by reason of its execution and delivery or acceptance of the Loan Documents, the possession and ownership of any of the Loan Documents, the indebtedness evidenced or secured by the Loan Documents or participation in any transaction contemplated by the Loan Documents, including, without limitation, the making of any Loan, the making and receipt of payments pursuant thereto and the exercise of any right or remedy under or with respect to the Loan Documents, and the validity and enforceability of the Loan Documents will not be affected by any failure to so qualify or file.

         9. The Security Agreement is sufficient to create a valid and enforceable security interest in the property described therein which secures payment and performance of the Obligations (as defined therein), including, without limitation, all future advances pursuant to the Credit Agreement and all extensions and renewals thereof.

         10. The financing statements are sufficient in form to perfect a security interest in the items and types of property described therein, to the extent that a security interest in such property may be perfected by the filing of a financing statement under the Uniform Commercial Code ("UCC").

         11. The filing of the financing statements executed by Borrowers and the Obligated Parties in the offices designated in SCHEDULE 1 hereto are the only filings, recordings and registrations necessary to perfect the lien of and security interest in the property created by the Security Agreement in which a security interest may be perfected by the filing of a financing statement under the UCC. No further or subsequent filing, refiling, recording or re-recording, registration or re-registration of such financing statement or any additional financing statements or any other documentation will be necessary or advisable to continue such perfected security interest except for filing of continuation statement in accordance with the UCC.

         12. Except for filing or recording fees which are not material, no taxes or other charges, including, without limitation, intangible or documentary stamp taxes, mortgage or recording taxes, transfer taxes or similar charges, are payable to the State of Nebraska or to any jurisdiction therein on account of the execution and delivery or acceptance of any Loan Document, or the filing, recording or registration of the financing statements.

                          SCHEDULE 1 TO OPINION LETTER

                           __________________________

                                   EXHIBIT "C"
                                       To
                                  NELNET, INC.
                      NATIONAL EDUCATION LOAN NETWORK, INC.
                                CREDIT AGREEMENT

                             Borrowing Request Form

                                Borrowing Request

TO:      M&I Marshall & Ilsley Bank, as Agent
         770 North Water Street
         Milwaukee, Wisconsin 53202
         Attention:      _____________________

Ladies and Gentlemen:

                  The undersigned is an officer of NELNET, INC. and NATIONAL EDUCATION LOAN NETWORK, INC. and is authorized to make and deliver this certificate pursuant to that certain Credit Agreement (the "CREDIT AGREEMENT") dated as of ____ ___, 2003, among NELNET, INC., NATIONAL EDUCATION LOAN NETWORK, INC. ("BORROWERS"), and M&I MARSHALL & ILSLEY BANK, SUNTRUST BANK, FIRST NATIONAL BANK OF OMAHA and FIFTH THIRD BANK, INDIANA (the "BANKS"). All terms defined in the Credit Agreement shall have the same meaning herein. In accordance with the Credit Agreement, Borrowers hereby request that (check one):

                  -   The Banks make an advance of $________ for a Revolving
                      Loan.

                  -   The Banks make an advance of $___________ for a CP Loan.

                  In connection with the foregoing and pursuant to the terms and provisions of the Credit Agreement, the undersigned hereby certifies to the Bank (in the undersigned's capacity as an officer of Borrowers and not as an individual capacity) that the following statements are true and correct:

                           (i) The representations and warranties contained in the Credit Agreement and in each of the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof with the same force and effect as if made on and as of such date except for any representation or warranty limited by its terms to a specific date.

                           (ii) No Default exists or would result from the extension of credit requested hereunder.

                           (iii) Since _______________, no event has occurred which has a Material Adverse Effect.

                           (iv) Calculations demonstrating compliance with financial covenants are set forth on EXHIBIT "A" hereto.

                           (v)      All other conditions precedent set forth in
                  ARTICLE V, SECTION 8.5 (i) AND SECTION 9.3 of the Credit Agreement have been satisfied.

                           (vi) All information supplied below is true, correct, and complete as of the date hereof.

(a) Total Commitment                                        $70,000,000
(b) Revolving Credit Commitment                             $35,000,000
(c) Revolving Credit Loans to date                          $_____________
(d) Available Revolving Credit Commitment                   $_____________
         (b) minus (c)
(e) CP Commitment                                           $35,000,000
(f) CP Obligations                                          $_____________
(g) CP Loans                                                $_____________
(h) Available CP Commitment                                 $_____________
          (e) minus (f) and (g)

Note:  Amount of Revolving Loan requested may not exceed the lesser of:
       1. (d) or
       2. (a) minus (c), (f) and (g).

       Amount of CP Obligations or CP Loan May not exceed the lesser of:
       1. (h) or
       2. (a) minus (c), (f) and (g).

                                                 BORROWERS:

                                                 NELNET, INC.

                                                 By:____________________________
                                                    Name:_______________________
                                                            Authorized Officer

                                                 NATIONAL EDUCATION LOAN
                                                 NETWORK, INC.

                                                 By:____________________________
                                                    Name:_______________________
                                                            Authorized Officer

Dated as of:______________________________________________
               (dated the date of the requested advance)

                                   EXHIBIT "D"
                                       to
                                  NELNET, INC.
                      NATIONAL EDUCATION LOAN NETWORK, INC.
                                CREDIT AGREEMENT

                             Compliance Certificate

                             COMPLIANCE CERTIFICATE
                                     for the
                        quarter ending ________ __, ____

To:      M&I Marshall & Ilsley Bank
         777 North Water Street
         Milwaukee, Wisconsin  53202
         Attention:  _______________

Ladies and Gentlemen:

                  This Compliance Certificate (the "CERTIFICATE") is being delivered pursuant to SECTION 7.1(e) of that certain Credit Agreement (as amended, the "AGREEMENT") dated as of ____ ___, 2003, among NELNET, INC., NATIONAL EDUCATION LOAN NETWORK, INC. (together, the "BORROWERS"), and M&I Marshall & Ilsley Bank, SunTrust Bank, First National Bank of Omaha and Fifth Third Bank, Indiana (the "BANKS"). All capitalized terms, unless otherwise defined herein, shall have the same meanings as in the Credit Agreement. All the calculations set forth below shall be made pursuant to the terms of the Credit Agreement.

                  The undersigned, an financial officer of Borrowers authorized under certified resolutions delivered to the Banks, in his capacity as such financial officer and not in his individual capacity, does hereby certify to the Bank that:

1.      DEFAULT.

        No Default exists under this Agreement, the Bank of America Credit Facility or the F&M Facility or F&M Replacement Facility, if applicable, or, if a Default exists, I have described on the attached Exhibit "A "the nature thereof and the steps taken or proposed to remedy such Default.

                                                                                                           Compliance
                                                                                                           ----------
2.      SECTION 7.1 - REPORTING REQUIREMENTS.

                      (a)    Annual audited financial statements of Borrowers on
                             a consolidated and consolidating basis
                             within 90 days after the end of each fiscal year
                             end (together with Compliance Certificate).                                Yes     No     N/A

                      (b)    Quarterly unaudited financial statements of
                             Borrowers and their respective Subsidiaries on a
                             consolidated and consolidating basis within 45 days
                             after each fiscal quarter end (together with Compliance
                             Certificate).                                                              Yes     No     N/A

                      (c)    Report listing Permissible Withdrawal Amounts and SLIMS Commitment
                             Amounts.                                                                   Yes     No     N/A

                      (d)    Annual Forecast                                                            Yes     No     N/A

                      (e)    Report on Borrowers' and Subsidiaries' Student Loan
                             portfolio within 45 days after each fiscal quarter ends.                   Yes     No     N/A

                      (f)    Annual audit report, SAS 70 report, servicer attestation reports and
                             lender attestation report.                                                 Yes     No     N/A


                      (g)    Student Loan and DOE and Guaranty Agency audit reports
                             within 45 days after each fiscal quarter ends.                             Yes     No     N/A

                      (h)    Other                                                                      Yes     No     N/A

3.      SECTION 7.12 -SERVICING PERFORMANCE.

        Has the guarantee applicable to any Student Loans owned or by either Borrower
        or any Subsidiary been reduced below 98%?                                                       Yes     No

4.      SECTION 8.5 - INVESTMENTS.

                      (a)    Basket of loans to officers, directors, agents and            $   100,000
                             employees
                      (b)    Actual outstanding principal amount of loans to
                             officers etc.                                                 $   ______
                      (c)    Total Acquisitions during period [Describe]
                      (d)    Other investments pursuant to Section 8.5(k) made in
                             previous periods                                              $   ______
                      (e)    Other Investments in Subject Period [specify]                 $   ______
                      (f)    Sum of (c) minus (d) plus (e) plus (f)                        $   ______
                      (g)    5% of Borrowers' consolidated net assets at book value        $   ______
                      (h)    Is (g) greater than (f)?                                                   Yes     No

5.      SECTION 9.1 - CONSOLIDATED TANGIBLE NET WORTH.

                      (a)    Beginning Consolidated Tangible Net Worth.                    $74,500,000
                      (b)    75% of Borrowers' and Subsidiaries positive GAAP
                             consolidated net income (for each completed fiscal
                             quarter since December 31, 2002)                                $ ______
                      (c)    Required Consolidated Net Worth (the sum of (a) plus
                             (b))                                                            $ ______
                      (d)    Actual Consolidated Tangible Net Worth as of quarter end:
                             (i)    Stockholders equity                                      $ ______
                             (ii)   Increase in stockholder's equity due to write-up         $ ______
                             (iii)  Intangibles                                              $ ______
                             (iv)   Deferred income tax assets                               $ ______
                             (v)    Securities not marketable                                $ ______
                             (vi)   Cash held in sinking fund or other similar fund          $ ______
                             (vii)  Shares of capital stock                                  $ ______
                             (viii) Minority interests                                       $ ______
                             (ix)   Sum of (ii) through (viii)                               $ ______
                             (x)    (i) minus (ix)                                           $ ______
                      (e)    Is (x)  greater than (c)?                                                  Yes     No

6.      SECTION 9.2 - MAXIMUM LEVERAGE RATIO.

        1.                   Calculation of Funded Debt
                      (a)    Revolving Loans plus interest                                   $ ______
                      (b)    Commercial Paper outstanding                                    $ ______
                      (c)    CP Loans plus interest                                          $ ______
                      (d)    Debt, including interest, under Bank of America Facility        $ ______
                      (e)    Funded Debt (Sum of (a) through (d))                            $ ______


        2.                   Calculation of Leverage Denominator

               2.1           Calculation of Adjusted EBTDA
                      (a)    Borrowers and Regular Subsidiaries' EBTDA (as described         $ ______
                             on Schedule 1)
                      (b)    Pro Forma EBTDA as Prior Target or attributable to              $ ______
                             Prior Target Assets (as described on Schedule 2)
                      (c)    Prior Company or Prior Asset EBTDA (as detailed on              $ ______
                             Schedule 3)
                      (d)    Amount paid under participation agreements                      $ ______
                      (e)    Other adjustments approved by Agreement                         $ ______
                      (f)    Adjusted EBTDA sum of (a) and (b) minus (c) and (f) and         $ ______
                             plus or minus (e)

               2.2           Calculation of SLIMS Difference

                      (a)    Permissible Withdrawal Amount for each Asset                    $ ______
                             Securitization
                                                                                             $ ______
                                                                                             $ ______
                                                                                             $ ______

                      (b)    Aggregate Permissible Withdrawal Amount sum of all              $ ______
                             items in (a)
                      (c)    SLIMS Commitment Amount for each Asset Securitization           $ ______
                             described in (a) representing sum of (1) required               $ ______
                             payments, (2) amounts required to be transferred and            $ ______
                             (3) pledged or secured amounts                                  $ ______
                      (d)    Aggregate SLIMS Commitment Amount sum of all items in           $ ______
                             (c)
                      (e)    SLIMS Difference [if (b) - (d) is negative number,              $ ______
                             enter 0]

               2.3           Calculation of Leverage Denominator

                      (a)    Sum of 2.1(f) and 2.2(e)                                        $ ______

               2.4           Calculation of ratios

                      (a)    Line 1(e) / 2.3 (a)                                             $ ______
                      (b)    Minimum ratio                                                     2.25 to 1
                      (c)    Is line 2.4(b) less than 2.4(a)?                                               Yes     No

7.      MINIMUM LOAN LOSS RESERVE TO TOTAL STUDENT LOANS

                      (a)    Total Student Loans                                             $ ______
                      (b)    Reserves for bad loans                                          $ ______
                      (c)    Minimum % required                                                0.060%
                      (d)    (b) / (a) times 100 (to convert to %)
                      (e)    Is (d) greater than (c)?                                                       Yes     No

8.      ATTACHED SCHEDULES

        Attached hereto as schedules are the calculations supporting the computations set forth above in this Certificate. All information contained herein and on the attached schedules is true and correct.

9.      FINANCIAL STATEMENTS.

        The financial statements attached hereto were prepared in accordance with GAAP and fairly present (subject to year end audit adjustments) the financial conditions and the results of the operations of the Persons reflected thereon, at the date and for the periods indicated therein.

10.     CONFLICT.

        In the event of any conflict between this compliance certificate and the Credit Agreement, the Credit Agreement shall control.

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate effective this _____ day of ________, ____.

                                                BORROWERS:

                                                NELNET, INC.

                                                By:_____________________________
                                                   Name:________________________
                                                           Authorized Officer

                                                NATIONAL EDUCATION LOAN
                                                NETWORK, INC.

                                                By:_____________________________
                                                   Name:________________________
                                                           Authorized Officer

                                   Schedule 1
                                       to
                             Compliance Certificate

                                BORROWERS' EBTDA

          Consolidated Net Income of Borrowers and Regular Subsidiaries

(a)  GAAP consolidated net income                                                           $_________
(b)  Income of others not received                                                          $_________
(c)  Investments to fund deficits or loss                                                   $_________
(d)  Income subject to restrictions                                                         $_________
(e)  Income of a Target for periods prior to Acquisition                                    $_________
(f)  Gains realized upon the sale or refinancing of assets                                  $_________
(g)  Increases in book value of assets acquired                                             $_________
(h)  Other extraordinary, non recurring, non-operating or non-cash gains                    $_________
(i)  Sum of (b) through (h)                                                                 $_________
(j)  Line (a) minus line (i)                                                                $_________
(k)  Plus provisions for tax                                                                $_________
(1)  Less benefit from tax                                                                  $_________
(m)  Plus amortization                                                                      $_________
(n)  Plus depreciation                                                                      $_________
(o)  Minus other non-cash credits                                                           $_________
(p)  Borrowers' and the Regular Subsidiaries' EBTDA: (j) plus (k), (m) and(n)               $_________
     and less (l) and (o)

                                   Schedule 2
                                       to
                             Compliance Certificate

                          Prior Target and Asset EBTDA

                                   Schedule 3
                                       to
                             Compliance Certificate

                               Prior Company EBTDA

                                   EXHIBIT "E"
                                       to
                                  NELNET, INC.
                      NATIONAL EDUCATION LOAN NETWORK, INC.
                                CREDIT AGREEMENT

                               Subsidiary Guaranty

                               GUARANTY AGREEMENT
                                 (Subsidiaries)

                  WHEREAS, NELNET, INC. and NATIONAL EDUCATION LOAN NETWORK, INC. (together "BORROWERS") have entered into that certain Credit Agreement dated ____ ___, 2003, with M&I MARSHALL & ILSLEY BANK, SUNTRUST BANK, FIRST NATIONAL BANK OF OMAHA and FIFTH THIRD BANK, INDIANA (the "BANKS") (such Credit Agreement, as it may hereafter be amended or otherwise modified from time to time, being hereinafter referred to as the "CREDIT AGREEMENT", and capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement);

                  WHEREAS, the execution of this Guaranty Agreement is a condition to the Bank's obligations under the Credit Agreement and an inducement to the other Secured Parties to extend credit to the Borrowers;

                  NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the undersigned Subsidiaries and any Subsidiary hereafter added as a "GUARANTOR" hereto pursuant to a Subsidiary Joinder Agreement (individually a "GUARANTOR" and collectively the "GUARANTORS"), hereby irrevocably and unconditionally guarantees to M&I Marshall & Ilsley Bank, as agent for itself and the other Secured Parties (the "AGENT") the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty Agreement being upon the following terms:

         1. The term "GUARANTEED INDEBTEDNESS", as used herein means all of the "OBLIGATIONS", as defined in the Credit Agreement (which includes both
Article I (the Refinancing Credit Facility) and Article II (the Commercial Paper Facility)) and shall include any and all post-petition interest and expenses (including reasonable attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law; provided that (a) the Guaranteed Indebtedness shall be limited, with respect to each Guarantor, to an aggregate amount equal to the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance under Section 544 or 548 of the United States Bankruptcy Code or under any applicable state law relating to fraudulent transfers or conveyances, and (b) the Guaranteed Indebtedness shall be limited, with respect to UFS Securities, LLC ("UFS") only, to an aggregate amount equal to the largest amount that would not put UFS in violation of the net capital requirements applicable to UFS by reason of UFS's status as a registered broker dealer.

         2. This instrument shall be an absolute, continuing, irrevocable and unconditional guaranty of payment and performance, and not a guaranty of collection, and each Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which either Borrower may have against Agent, any Secured Party or any other party, or which any Guarantor may have against either Borrower, Agent, any Secured Party or any other party, shall be available to, or shall be asserted by, any Guarantor against Agent, any Secured Party or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

         3. If a Guarantor becomes liable for any indebtedness owing by either Borrower to Agent or any Secured Party by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Agent and the Secured Parties hereunder shall be cumulative of any and all other rights that Agent and the Secured Parties may ever have against such Guarantor. The exercise by Agent and the Secured Parties of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         4. In the event of default by either Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, the Guarantors shall, jointly and severally, promptly pay the amount due thereon to Agent, without notice or demand, in lawful currency of the United States of America, and it shall not be necessary for Agent or any Secured Party, in order to enforce such payment by any Guarantor, first to institute suit or exhaust its remedies against either Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. In the event such payment is made by a Guarantor, then such Guarantor shall be subrogated to the rights then held by Agent and any Secured Party with respect to the Guaranteed Indebtedness to the extent to which the Guaranteed Indebtedness was discharged by such Guarantor and, in addition, upon payment by such Guarantor of any sums to Agent and any Secured Party hereunder, all rights of such Guarantor against Borrowers, any other guarantor or any Collateral arising as a result therefrom by way of right of subrogation, reimbursement, or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of the Guaranteed Indebtedness. Each Guarantor also agrees to be bound by the contribution and subrogation provisions of SECTION 3.7 of the Credit Agreement.

         5. If acceleration of the time for payment of any amount payable by either Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of either Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by the Guarantors hereunder forthwith on demand by Agent or any Secured Party.

         6. Each Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of any Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of any Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of either Borrower, or the dissolution, insolvency, or bankruptcy of either Borrower, any Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness;
(d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Agent or any Secured Party to either Borrower, any Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Agent or any Secured Party to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by either Borrower or any other party to Agent or any Secured Party is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Agent or any Secured Party is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed
Indebtedness; (l) the failure of Agent or any Secured Party to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of either Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, either Borrower or any Guarantor (other than payment of the Guaranteed Indebtedness).

         7. Each Guarantor represents and warrants to the Agent and the Secured Parties as follows:

                  (a) All representations and warranties in the Credit Agreement relating to it are true and correct as of the date hereof and on each date the representations and warranties hereunder are restated pursuant to any of the Loan Documents with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date.

                  (b) It has, independently and without reliance upon the Agent or any Secured Party and based upon such documents and information as it has deemed appropriate, made its own analysis and decision to enter into the Loan Documents to which it is a party.

                  (c) It has adequate means to obtain from Borrowers on a continuing basis information concerning the financial condition and assets of Borrowers and it is not relying upon the Agent or any Secured Party to provide (and neither the Agent nor any Secured Party shall have any duty to provide) any such information to it either now or in the future.

                  (d) The value of the consideration received and to be received by each Guarantor as a result of Borrowers' and the Banks' entering into the Credit Agreement and each Guarantor's executing and delivering the Loan Documents to which it is a party is reasonably worth at least as much as the liability and obligation of each Guarantor hereunder, and such liability and obligation and the Credit Agreement have benefited and may reasonably be expected to benefit each Guarantor directly or indirectly.

         8. Each Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or the Banks have any commitment under the Credit Agreement, it will comply with all covenants set forth in the Credit Agreement specifically applicable to it.

         9. When an Event of Default exists, each Secured Party shall have the right to set-off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to any Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from any Secured Party to any Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not the Agent shall have made any demand under this Guaranty Agreement. Each Secured Party agrees promptly to notify Borrowers after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of the Secured Parties hereunder are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Secured Parties may have.

         10. (a) Each Guarantor hereby agrees that the Subordinated Indebtedness (as defined below) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness as herein provided. The Subordinated Indebtedness shall not be payable, and no payment of principal, interest or other amounts on account thereof, and no property or guarantee of any nature to secure or pay the Subordinated Indebtedness shall be made or given, directly or indirectly by or on behalf of any Debtor (hereafter defined) or received, accepted, retained or applied by any Guarantor unless and until the Guaranteed Indebtedness shall have been paid in full in cash; except that prior to the occurrence and continuance of a Default, a Guarantor shall have the right to receive payments on the Subordinated Indebtedness made in the ordinary course of business. When a Default exists, no payments of principal or interest may be made or given, directly or indirectly, by or on behalf of any Debtor or received, accepted, retained or applied by any Guarantor unless and until the Guaranteed Indebtedness shall have been paid in full in cash. If any sums shall be paid to a Guarantor by any Debtor or any other Person on account of the Subordinated Indebtedness when such payment is not permitted hereunder, such sums shall be held in trust by such Guarantor for the benefit of the Agent and shall forthwith be paid to Agent without affecting the liability of any Guarantor under this Guaranty Agreement and may be applied by Agent against the Guaranteed Indebtedness in accordance with the Credit Agreement. Upon the request of Agent, a Guarantor shall execute, deliver, and endorse to Agent such documentation as Agent may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty Agreement and with respect to a Guarantor, the term "SUBORDINATED INDEBTEDNESS" means all indebtedness, liabilities, and obligations of either Borrower or any Obligated Party other than such Guarantor (Borrowers and such Obligated Parties herein the "DEBTORS") to such Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by such Guarantor.

                  (b) Each Guarantor agrees that any and all Liens (including any judgment liens), upon any Debtor's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all Liens upon any Debtor's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such Liens in favor of a Guarantor, Agent or any Secured Party presently exist or are hereafter created or attached. Without the prior written consent of Agent, no Guarantor shall (i) file suit against any Debtor or exercise or enforce any other creditor's right it may have against any Debtor, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any obligations of any Debtor to such Guarantor or any Liens held by such Guarantor on assets of any Debtor.

                  (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving any Debtor as debtor, Agent shall have the right to prove any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness until the Guaranteed Indebtedness has been paid in full in cash. Agent may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in accordance with the Credit Agreement.

                  (d) Each Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty Agreement.

         11. Except for modifications made pursuant to the execution and delivery of a Subsidiary Joinder Agreement (which needs to be signed only by the Subsidiary party thereto), no amendment or waiver of any provision of this Guaranty Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent. No failure on the part of the Agent or any Secured Party to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         12. To the extent permitted bylaw, any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by either Borrower or others (including any Guarantor), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of a Guarantor against the Agent or any Secured Party shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

         13. This Guaranty Agreement is for the benefit of the Agent and the Secured Parties and their successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty

Agreement is binding not only on each Guarantor, but on each Guarantor's successors and assigns; provided that no Guarantor may assign its rights or obligations hereunder without the prior written consent of the Bank.

         14. Each Guarantor recognizes that the Banks are relying upon this Guaranty Agreement and the undertakings of each Guarantor hereunder and under the other Loan Documents to which each is a party in making extensions of credit to Borrowers under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty Agreement and the other Loan Documents to which each Guarantor is a party is a material inducement to the Bank in entering into the Credit Agreement and continuing to extend credit thereunder. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement or any other Loan Document to which it is a party.

         15. Any notice or demand to any Guarantor under or in connection with this Guaranty Agreement or any other Loan Document to which it is a party shall be deemed effective if given to the Guarantor, care of Borrowers in accordance with the notice provisions in the Credit Agreement.

         16. The Guarantors shall, jointly and severally, pay on demand all reasonable attorneys' fees and all other reasonable costs and expenses incurred by the Agent in connection with the enforcement or collection of this Guaranty Agreement.

         17. Each Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by either Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

         18. The Credit Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and each Guarantor agrees that the Agent may exercise any and all rights granted to it under the Credit Agreement and the other Loan Documents without affecting the validity or enforceability of this Guaranty Agreement.

         19. THIS GUARANTY AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT OF EACH GUARANTOR, THE AGENT AND THE SECURED PARTIES WITH RESPECT TO EACH GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY AGREEMENT IS INTENDED BY EACH GUARANTOR, THE AGENT AND THE SECURED PARTIES AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY AGREEMENT, AND NO COURSE OF DEALING AMONG ANY GUARANTOR, THE AGENT AND THE SECURED PARTIES, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT.

THERE ARE NO ORAL AGREEMENTS AMONG ANY GUARANTOR, THE AGENT AND THE SECURED PARTIES.

         20. This Guaranty Agreement shall be governed by, and construed in accordance with, the laws of the State of Wisconsin and applicable laws of the United States of America.

         21. Each Guarantor waives (a) promptness, diligence, and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness, or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement, and indulgences of every kind, and (b) the taking of any other action by the Agent, including without limitation, giving any notice of default or any other notice to, or making any demand on, Borrowers, any other guarantor of all or any part of the Guaranteed Indebtedness or any other party. To the maximum extent lawful, each Guarantor waives all rights by which it might be entitled to require suit on an accrued right of action in respect of any Guaranteed Indebtedness or require suit against either Borrower or others.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                  EXECUTED as of the date first written above.

                                               GUARANTORS:
                                               CHARTER ACCOUNT SYSTEMS, INC.
                                               CLASSCREDIT, INC.
                                               EFS, INC.
                                               EFS SERVICES, INC.
                                               GUARANTEC, LLP
                                               IDAHO FINANCIAL ASSOCIATES, INC.
                                               INTUITION, INC.
                                               NATIONAL HIGHER EDUCATIONAL LOAN
                                                  PROGRAM, INC.
                                               NELNET CANADA, INC.
                                               NELNET CORPORATION
                                               NELNET GUARANTEE SERVICES, INC.
                                               NELNET MARKETING SOLUTIONS, INC.
                                               STUDENT PARTNER SERVICES, INC.
                                               UFS SECURITIES, LLC

                                               By:______________________________

                                               SHOCKLEY FINANCIAL CORP.

                                               By:______________________________

                                   EXHIBIT "F"
                                       to
                                  NELNET, INC.
                      NATIONAL EDUCATION LOAN NETWORK, INC.
                                CREDIT AGREEMENT

                          Subsidiary Joinder Agreement

                          SUBSIDIARY JOINDER AGREEMENT

                  This SUBSIDIARY JOINDER AGREEMENT (the "AGREEMENT") dated as of ____________________, __ is executed by the undersigned (the "OBLIGATED PARTY") for the benefit of M&I MARSHALL AND ILSLEY BANK, as agent for itself and the other Secured Parties in connection with that certain Credit Agreement dated ____ ___, 2003, among NELNET, INC., NATIONAL EDUCATION LOAN NETWORK, INC. (together the "BORROWERS") and M&I MARSHALL & ILSLEY BANK, SUNTRUST BANK, FIRST NATIONAL BANK OF OMAHA and FIFTH THIRD BANK, INDIANA (the "BANKS") (as modified, the "CREDIT AGREEMENT", and capitalized terms not otherwise defined herein being used herein as defined in the Credit Agreement).

                  The Obligated Party is a newly formed or newly acquired Subsidiary (but not a Special Purpose Vehicle) and is required to execute this Agreement pursuant to the Credit Agreement.

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligated Party hereby agrees as follows:

         1. The Obligated Party hereby assumes all the obligations of a "GUARANTOR" under the Guaranty and agrees that it is a "GUARANTOR" and bound as a "GUARANTOR" under the terms of the Guaranty as if it had been an original signatory thereto. In accordance with the forgoing and for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Obligated Party irrevocably and unconditionally guarantees to the Agent and the Secured Parties the full and prompt payment and performance of the Guaranteed Indebtedness (as defined in the Guaranty) upon the terms and conditions set forth in the Guaranty.

         2. This Agreement shall be deemed to be part of, and a modification to, the Guaranty and the Security Agreement and shall be governed by all the terms and provisions of the Guaranty and Security Agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of Obligated Party enforceable against Obligated Party. The Obligated Party hereby waives notice of the Agent's or any Secured Party's acceptance of this Agreement.

                  IN WITNESS WHEREOF, the Obligated Party has executed this Agreement as of the day and year first written above.

                                                   Obligated Party:

                                                   _____________________________

                                                   By:__________________________
                                                      Name:_____________________
                                                      Title:____________________

                                  EXHIBIT "G-1"
                                       to
                                  NELNET, INC.
                      NATIONAL EDUCATION LOAN NETWORK, INC.
                                CREDIT AGREEMENT

                         NELNET, INC. Security Agreement

                               SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT (the "AGREEMENT") dated as of ____ ___, 2003, is by and among NELNET, INC. "DEBTOR" and M&I MARSHALL & ILSLEY BANK, as agent for itself and the other Secured Parties, as that term is defined in the Credit Agreement described below (the "AGENT").

                                R E C I T A L S:

                  The Debtor and NATIONAL EDUCATION LOAN NETWORK, INC., as borrowers (collectively, "BORROWERS"), are entering into that certain Credit Agreement dated of even date herewith with M&I MARSHALL & ILSLEY BANK, SUNTRUST BANK, FIRST NATIONAL BANK OF OMAHA and FIFTH THIRD BANK, INDIANA (the "BANKS") (such agreement, as it may be amended or otherwise modified from time to time, herein the "CREDIT AGREEMENT"). The execution and delivery of this Agreement is a condition to the Bank's entering into the Credit Agreement and making the extensions of credit thereunder.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in order to induce the Banks to make the Loans under the Credit Agreement and the other Secured Parties to extend credit to Borrowers, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1. Definitions. As used in this Agreement, the following terms have the following meanings:

                           "COLLATERAL" has the meaning specified in SECTION 2.1 of this Agreement.

                           "GENERAL INTANGIBLES" means any "GENERAL
         INTANGIBLES," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) books, records, data, plans, manuals, computer software, computer tapes, computer disks, computer programs, source codes, object codes and rights of the Debtor to retrieve data and other information from third parties; (b) contract rights including, without limitation, all right, title and interest in and to the Servicing Contracts and any documentation pursuant to which any of the other Collateral was acquired which include, without limitation, the following: (i) all rights of the Debtor to receive moneys due and to become due under or pursuant to such agreements, (ii) all rights of the Debtor to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to such agreements, (iii) all claims of the Debtor for damages arising out of or for breach of or default under such agreements, (iv) all rights of the Debtor to terminate such agreements, to perform thereunder and to compel performance and otherwise exercise all rights and remedies thereunder, and (v) any rights to Liens arising under or as a result of any such agreement; (c) all rights of the Debtor to payment under letters of credit and similar agreements, including without limitation, all letter of credit rights and other supporting obligations; (d) choses in action and causes of action of the Debtor (whether arising in contract, tort or otherwise and whether or not currently in litigation) and all judgments in favor of the Debtor, including without limitation, all commercial tort claims; (e) rights and claims of the Debtor under warranties and indemnities; (f) rights of the Debtor under any insurance, surety or similar contract or arrangement; and (g) all payment intangibles.

                           "OBLIGATIONS" means all "OBLIGATIONS" (as such term is defined in the Credit Agreement); provided that the obligations secured hereby shall be limited to an aggregate amount equal to the largest amount that would not render the Debtor's obligations hereunder subject to avoidance under Section 544 or 548 of the United States Bankruptcy Code or under any applicable state law relating to fraudulent transfers or conveyances.

                           "PROCEEDS" means any "PROCEEDS," as such term is defined in Article or Chapter 9 of the UCC and, in any event, shall include, but not be limited to: (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Debtor from time to time with respect to any of the Collateral; (b) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting, or purporting to act, for or on behalf of any Governmental Authority); (c) all instruments, documents, chattel paper and general intangibles received or arising in connection with a disposition of Collateral; (d) all dividends or other distributions relating to any of the Collateral; and (e) any and all other amounts or property from time to time paid, payable, distributed or distributable under, in connection with or in exchange for any of the Collateral and all other payment intangibles relating thereto.

                           "SERVICING CONTRACT" means an arrangement, whether or not in writing, pursuant to which the Debtor has the right to service Student Loans for other Persons.

                           "UCC" means the Uniform Commercial Code as in effect in the State of Wisconsin from time to time. For purposes of all provisions of this agreement, if, by applicable law, the perfection or effect of perfection or non-perfection of the security interest created hereunder in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC' means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection.

                  Section 1.2 Other Definitional Provisions. Terms used herein that are defined in the Credit Agreement and are not otherwise defined herein shall have the meanings therefor specified in the Credit Agreement. References to "SECTIONS," "SUBSECTIONS," "EXHIBITS" and "SCHEDULES" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. References to particular sections of the UCC should be read to refer also to parallel sections of the Uniform Commercial Code as enacted in each state or other jurisdiction where any portion of the Collateral is or may be located. Terms used herein, which are defined in the UCC, unless otherwise defined herein or in the Credit Agreement, shall have the meanings determined in accordance with the UCC.

                                   ARTICLE II

                                SECURITY INTEREST

                  Section 2.1 Security Interest. As collateral security for the prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration or otherwise), the Debtor hereby pledges and assigns to the Agent, and grants to the Agent a continuing lien on and security interest in, all of the Debtor's right, title and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "COLLATERAL"):

                           (a) all rights of the Debtor under all Servicing Contracts now owned or hereafter acquired by the Debtor;

                           (b) all rights of the Debtor to receive payments under or by virtue of the Servicing Contracts described in clause (a) preceding, whether as servicing fees, servicing income, damages, amounts payable upon the cancellation of termination of any such Servicing Contract, or otherwise;

                           (c) all General Intangibles of the Debtor relating to or arising out of the Collateral described in clauses (a) and (b) preceding;

                           (d) all rights of the Debtor under any Hedging Agreement now or hereafter entered into by the Debtor to protect the Debtor against changes in the value of any of the Collateral described in clauses (a), (b) and (c) preceding; and

                           (e) all products and Proceeds, in cash or otherwise, of any of the Collateral described in clauses (a), (b), (c) and (d) preceding.

                  Section 2.2 Debtor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) the Debtor shall remain liable under the documentation included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights or remedies hereunder shall not release the Debtor from any of its duties or obligations under such documentation, (c) the Agent shall not have any obligation under any of such documentation included in the Collateral by reason of this Agreement, and (d) the Agent shall not be obligated to perform any of the obligations of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  To induce the Bank to enter into the Credit Agreement and the other Secured Parties to extend credit to the Borrowers, the Debtor represents and warrants to the Bank and the other Secured Parties that:

                  Section 3.1 Current Servicing Contracts. Attached hereto as
SCHEDULE 3.1 is a true and complete list of all of its Servicing Contracts in effect on the date hereof. Each of the Servicing Contracts listed in SCHEDULE
3.1 contain provisions that are consistent with those set forth in the form of Agreement attached hereto as SCHEDULE 3.1A, except that the life of loan servicing provision found in SECTION 1.2 of SCHEDULE 3.1A appears only in the Servicing Contracts so noted. The termination, indemnification, and liability provision of each Servicing Contract listed in SCHEDULE 3.1 are substantially similar to those provisions contained in SCHEDULE 3.1A.

                  Section 3.2 Office Locations; Fictitious Names; Tax I.D. Number. Its principal place of business, chief executive office and jurisdiction of organization are located at the place or places identified for it on SCHEDULE
3.2. Within the last four months it has not had any other chief place of business, chief executive office, or jurisdiction of organization except as disclosed on SCHEDULE 3.2. SCHEDULE 3.2 also sets forth all other places where it keeps its books and records relating to the Collateral. It does not do business and has not done business during the past five years under any trade-name or fictitious business name except as disclosed on SCHEDULE 3.2. Its United States Federal Income Tax I.D. Number and organizational number is identified on SCHEDULE 3.2.

                  Section 3.3 Ownership of Collateral. It is the legal and equitable owner of the Collateral owned by it, free and clear of all Liens, except the Lien created hereby.

                  Section 3.4 Validity of Service Contracts. Each Servicing Contract is in full force and effect, each Servicing Contract is legal, valid, and enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws of general application affecting the rights of creditors and general principles of equity, and, to the best of its knowledge, no default or event of default exists under any Servicing Contract that could have a Material Adverse Effect.

                  Section 3.5 Consents; Status. No consent or approval of any Person, including any Governmental Authority, is required for it to execute, deliver and perform this Agreement, or for the validity and enforceability of the Lien and security interest in the Collateral created hereby, that in each case has not been obtained and is not in full force and effect. It is approved by, and qualified and in good standing with, all Governmental Authorities necessary for it to service the Student Loans under the Servicing Contracts.

                                   ARTICLE IV

                                    COVENANTS

                  The Debtor covenants and agrees with the Agent that until the Obligations are paid and performed in full and all commitments under the Credit Agreement have expired or have been terminated:

                  Section 4.1 Payment Obligations. It shall, in accordance with its customary business practices, endeavor to collect or cause to be collected from each obligor on the Collateral, as and when due, any and all amounts owing under the Collateral. Without the prior written consent of the Agent, it shall not, except in the ordinary course of business, (a) grant any extension of time for any payment with respect to any of the Collateral, (b) compromise, compound, or settle any of the Collateral for less than the full amount thereof, (c) release, in whole or in part, any Person liable for payment of any of the Collateral, (d) allow any credit or discount for payment with respect to any of the Collateral, or (e) release any Lien or guaranty securing any payment obligation under the Collateral.

                  Section 4.2 Further Assurances. At any time and from time to time, upon the request of the Agent, and at its sole expense, it shall, promptly execute and deliver all such further agreements, documents and instruments and take such further action as the Agent may reasonably deem necessary or appropriate to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, it shall upon reasonable request by the Agent: (a) authorize the Agent to file such financing statements as the Agent may from time to time require; (b) take such action as the Agent may request to permit the Agent to have control over any investment property; (c) deliver to the Agent all Collateral the possession of which is necessary to perfect its security interest therein, duly endorsed and/or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; and (d) execute and deliver to the Agent such other agreements, documents and instruments as the Agent may reasonably require to perfect and maintain the validity, effectiveness and priority of the Liens intended to be created by the Loan Documents.

                  Section 4.3 Corporate Changes. It shall not change its name, identity, jurisdiction of organization, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading or its United States Federal Tax I.D. Number unless such action is permitted or not restricted by the Credit Agreement and it shall have given the Agent thirty (30) days prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by the Agent to protect its security interest in the Collateral with the perfection and priority thereof required by the Loan Documents. It shall not change its principal place of business, chief executive office or the place where it keeps its books and records unless it shall have given the Agent thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to cause its security interest in the Collateral to be perfected with the priority required by the Loan Documents.

                  Section 4.4 Performance of Servicing Contracts. It will, at its expense: (a) perform and observe all of the material terms and provisions of the Servicing Contracts to be performed or observed by it in accordance with their terms and with applicable laws and regulations of Governmental Authorities, maintain the Servicing Contracts in full force and effect, enforce the Servicing Contracts in accordance with their respective terms, and take all action to such end as may be from time to time reasonably requested by the Agent and (b) from time to time (1) furnish to the Agent such information and requests regarding the Servicing Contracts as the Agent may reasonably request and (2) upon reasonable request of the Agent make to any other party to any Servicing Contract such demands and requests for information and reports or for action as it is entitled to make thereunder.

                  Section 4.5 Modification to Servicing Contracts. It will not amend or otherwise modify the terms and conditions of any Servicing Contract if such amendment or modification could have a Material Adverse Effect.

                                    ARTICLE V

                               RIGHTS OF THE AGENT

                  Section 5.1 POWER OF ATTORNEY. THE DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE AGENT AND ANY OFFICER OR AGENT THEREOF, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE NAME OF THE DEBTOR OR IN ITS OWN NAME, TO TAKE, WHEN AN EVENT OF DEFAULT EXISTS, ANY AND ALL ACTIONS AND TO EXECUTE ANY AND ALL DOCUMENTS AND INSTRUMENTS WHICH THE AGENT AT ANY TIME AND FROM TIME TO TIME DEEMS NECESSARY OR DESIRABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IT HEREBY GIVES THE AGENT THE POWER AND RIGHT ON ITS BEHALF AND IN ITS OWN NAME TO DO ANY OF THE FOLLOWING WHEN AN EVENT OF DEFAULT EXISTS, WITH NOTICE TO THE DEBTOR BUT WITHOUT THE CONSENT OF THE DEBTOR:

                           (a) to demand, sue for, collect or receive, in the name of it or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral or any policy of insurance;

                           (b) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral;

                           (c) to notify post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Agent and to receive, open, and dispose of mail addressed to the Debtor;

                           (d) (A) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct (the Debtor agrees that if any Proceeds of any Collateral shall be received by it after such a direction from the Agent, it shall promptly deliver such Proceeds to the Agent with any necessary endorsements, and until such Proceeds are delivered to the Agent, such Proceeds shall be held in trust by it for the benefit of the Agent and shall not be commingled with any other of its funds or property); (B) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any assignments, proxies, stock powers, verifications and notices in connection with accounts or payment obligations and other documents relating to the Collateral; (D) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against it with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to add or release any guarantor, endorser, surety or other party to any of the Collateral; (H) to renew, extend or otherwise change the terms and conditions of any of the Collateral; (I) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral (including claims under any policy of insurance); and (J) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, maintain, or realize upon the Collateral and the Agent's security interest therein.

                  THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH
SECTION 7.11. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither the Agent nor any Person designated by the Agent shall be liable for any act or omission or for any error of judgment or any mistake of fact or law, except any of the same resulting from its or their gross negligence or willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve, maintain and realize upon its security interest in the Collateral. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any Lien given to secure the Collateral.

                  Section 5.2 Assignment by the Agent. The Agent may at anytime assign or otherwise transfer all or any portion of their rights and obligations under this Agreement and the other Loan Documents (including, without limitation, the Obligations) to any other Person, to the extent permitted by, and upon the conditions contained in, the Credit Agreement, and such Person shall thereupon become vested with all the benefits thereof granted to the Agent, herein or otherwise.

                                   ARTICLE VI

                          DEFAULT, RIGHTS AND REMEDIES

                  If an Event of Default exists, the Agent shall have the following rights and remedies:

                           (a) In addition to all other rights and remedies granted to the Agent in this Agreement or in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Agent may (A) without demand or notice to it, collect, receive or take possession of the Collateral or any part thereof and for that purpose the Agent may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable or otherwise as may be permitted by law. The Agent shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of the Debtor, which right or equity of redemption is hereby expressly waived and released by the Debtor. Upon the request of the Agent, the Debtor shall assemble the Collateral and make it available to the Agent at anyplace designated by the Agent that is reasonably convenient to it and the Agent. The Debtor agrees that the Agent shall not be obligated to give more than ten (10) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtor shall be liable for all reasonable expenses of retaking, holding, preparing for sale or the like, and all reasonable attorneys' fees, legal expenses and other costs and expenses incurred by the Agent in connection with the collection of the Obligations and the enforcement of the Agent's rights under this Agreement. The Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full to the extent provided in the Loan Documents. The Agent may apply the Collateral against the Obligations as provided in the Credit Agreement. The Debtor waives all rights of marshalling, valuation and appraisal in respect of the Collateral. Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and then or at any time thereafter applied in whole or in part by the Agent against, the Obligations in the order permitted by the Credit Agreement. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Agent and remaining after payment in full of all the Obligations shall be promptly paid over to the Debtor or to whomsoever may be lawfully entitled to receive such surplus; provided that the Agent shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

                           (b) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent's nominee or nominees.

                           (c) The Agent may exercise any and all of the rights and remedies of the Debtor under or in respect of the Collateral, including, without limitation, any and all rights of it to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral.

                           (d) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

                           (e) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

                                   ARTICLE VII

                                  MISCELLANEOUS

                  Section 7.1 No Waiver; Cumulative Remedies. No failure on the part of the Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

                  Section 7.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Agent and respective successors and assigns, except that Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Agent.

                  Section 7.3 AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS,

WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT OPAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the Debtor and the Agent.

                  Section 7.4 Notices. All notices and other communications provided for in this Agreement shall be given or made in accordance with the Credit Agreement.

                  Section 7.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Wisconsin and applicable laws of the United States of America.

                  Section 7.6 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

                  Section 7.7 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Agent shall affect the representations and warranties or the right of the Agent or the Bank to rely upon them.

                  Section 7.8 Counterparts. This Agreement may be executed in any number of counterparts and on telecopy counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

                  Section 7.9 Waiver of Bond. In the event the Agent seeks to take possession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

                  Section 7.10 Severability. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 7.11 Termination. If all of the Obligations shall have been paid and performed in full, all commitments of the Bank shall have expired or terminated, the Agent shall, upon the written request of the Debtor, execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

                  Section 7.12 Obligations Absolute. All rights and remedies of the Agent hereunder, and all obligations of the Debtor hereunder, shall be absolute and unconditional irrespective of: (a) any lack of validity or enforceability of any of the Loan Documents; or (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents; any exchange, release, or non-perfection of any Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations; or any other circumstance that might otherwise constitute a defense available to, or a discharge of, a third party pledgor.

                  Section 7.13 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEBTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE AGENT OR ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                                DEBTOR:

                                                NELNET, INC.

                                                By:____________________________
                                                   Name:_______________________
                                                   Title:______________________

                                                AGENT:

                                                M&I MARSHALL & ILSLEY BANK,
                                                as Agent for the Secured Parties

                                                By:____________________________
                                                   Name:_______________________
                                                   Title:______________________

               [Signature Page to Nelnet, Inc. Security Agreement]

                                  SCHEDULE 3.1
                                       TO
                               SECURITY AGREEMENT

                      CURRENT FFELP LOAN SERVICING CLIENTS
                       [ _________, 2003, NEED TO UPDATE]

   1)      AmSouth Bank of Alabama (Remote)
   2)      Arkansas Student Loan Authority (LIFE OF LOAN)
   3)      Bank of America NT&SA (LIFE OF LOAN)
   4)      Bank One Corporation (LIFE OF LOAN)
   5)      Brazos Higher Education Service Corporation
   6)      California Higher Education Loan Authority (2) (LIFE OF LOAN)
   7)      Citibank, New York State (LIFE OF LOAN)
   8)      Class Credit/Hibernia (LIFE OF LOAN)
   9)      Comerica Bank (LIFE OF LOAN)
  10)      Credit Union of Denver
  11)      College Loan Corporation (LIFE OF LOAN)
  12)      Colorado Student Obligation Bond Authority
  13)      Central Texas Higher Education Authority
  14)      Chase Manhattan Bank, N.A.
  15)      Education Finance Group
  16)      First National Bank of Ft. Collins (LIFE OF LOAN)
  17)      Florida Educational Loan Marketing Corporation (LIFE OF LOAN)
  18)      Greater Texas Student Loan Corporation
  19) Illinois Designated Account Purchase Program (FFELP Full Service and Remote) (LIFE OF LOAN)
  20)      Key Bank (LIFE OF LOAN)
  21)      Louisiana Public Facilities Authority
  22)      Manufacturers and Traders Bank (LIFE OF LOAN)
  23)      Maine Education Loan Marketing Corporation (LIFE OF LOAN)
  24)      Mesa County Teachers Federal Credit Union (LIFE OF LOAN)
  25)      Michigan Higher Education Student Loan Authority
  26)      Michigan National Bank/MN Finance/Standard Federal (LIFE OF LOAN)
  27)      Minnesota Higher Education Services Office
  28)      Mountain States Bank (LIFE OF LOAN)
  29)      Navy Federal Credit Union (LIFE OF LOAN)
  30)      NHELP (LIFE OF LOAN)
  31)      NSA, Bank of Oklahoma (LIFE OF LOAN)
  32)      NES, Bank of Oklahoma (LIFE OF LOAN)
  33)      Norlarco Credit Union (LIFE OF LOAN)
  34)      Northwestern Area Credit Union (LIFE OF LOAN)
  35)      Wells Fargo Bank, N.A. (LIFE OF LOAN)
  36)      North Texas Higher Education Authority
  37)      Orange County Teachers Federal Credit Union (LIFE OF LOAN)
  38)      Pinnacle Bank of Papillion (LIFE OF LOAN)
  39)      North Fork Bank (LIFE OF LOAN)

  40)      Rhode Island Student Loan Authority (FFELP Full Service and Remote)
  41)      San Antonio Federal Credit Union (LIFE OF LOAN)
  42)      Strident Loan Acquisition Authority (LIFE OF LOAN)
  43)      Student Loan Finance Association
  44)      Student Loan Funding Corporation (LIFE OF LOAN)
  45)      Space Age Federal Credit Union (LIFE OF LOAN)
  46)      Sun Trust Bank (LIFE OF LOAN)
  47)      Union Bank & Trust Company
  48)      University Federal Credit Union (LIFE OF LOAN)
  49)      University of Missouri Kansas City (LIFE OF LOAN)
  50)      NELnet (LIFE OF LOAN)
  51)      U.S. Bank N.A.
  52)      USA Education (LIFE OF LOAN)
  53)      Utah Higher Education Assistance Authority (LIFE OF LOAN IN EVENT OF
           SALE)
  54)      Alabama Higher Education Loan (Remote)
  55)      Colorado Student Loan Program (Remote)
  56)      Regions Financial Corporation (Remote)
  57)      National Higher Education Loan Program (Remote)
  58)      Oklahoma Student Loan Authority (Remote)

                                  SCHEDULE 3.1A
                                       TO
                               SECURITY AGREEMENT

                          LOAN APPLICATION PROCESSING,
                      DISBURSEMENT AND SERVICING AGREEMENT

                     -FEDERAL FAMILY EDUCATION LOAN PROGRAM-

                  THIS LOAN APPLICATION PROCESSING, DISBURSEMENT AND SERVICING AGREEMENT (the "Agreement") is entered into as of the _____ day of _________ 2001, (the "Effective Date") by and between NELNET, INC. ("Servicer"), and _____________________, ("Lender").

                  WHEREAS, Servicer is in the loan application processing, disbursement and servicing business in the States of Colorado, Nebraska and Florida, and in the ordinary course of such business processes applications, disburses and services loans to student/parent borrowers (the "Education Loans") which are made and guaranteed in accordance with the provisions of the Higher Education Act of 1965, as amended, and rules and regulations promulgated thereunder as in effect from time to time (collectively, the "Education Act"); and,

                  WHEREAS, Servicer has developed and/or has available to it the systems and services to enable it to process applications, disburse and service Education Loans in accordance with the Education Act and with rules and regulations previously promulgated by _____________________, which constitute all of the Guarantors for all Education Loans which are to be serviced hereunder ("Guarantor(s)") as in effect from time to time (collectively, "Regulations"); and

                  WHEREAS, Lender in the ordinary course of its business makes or acquires Education Loans; and

                  WHEREAS, Lender desires to retain Servicer to process applications, disburse and service its Education Loans.

                  NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties agree as follows:

                                    AGREEMENT

         1.       TERM; LIFE OF LOAN SERVICING; REMOVAL; SERIAL LOANS.

                  1.1 TERM. With respect to application processing and disbursements only, the initial term of this Agreement shall be from the Effective Date for a period of five (5) years ("Initial Term") subject to earlier termination pursuant to the terms herein. The Initial Term of this Agreement may be renewed for an additional period of time upon mutual agreement of the parties ("Additional Term"). Upon expiration of the Initial or Additional Terms, all terms and conditions of this Agreement with respect to application processing and disbursements, except

Section 12, shall continue on a month to month basis until either party terminates this Agreement, with or without cause, upon sixty (60) days written notice to the other party. If this Agreement continues on a month to month basis after expiration, the "Servicing Fees" (as set forth in this Agreement and Schedule "A") will increase by two percent (2%). Servicer also reserves the right, at any other time after expiration of the Initial Term or any Additional Term, to increase, decrease, modify and/or change the Servicing Fees as provided for in Section 13 and Schedule "A", in such manner as Servicer may determine, upon sixty (60) days prior written notice to Lender.

                  1.2 LIFE OF LOAN SERVICING. The parties acknowledge that in order to avoid disruption and maintain continuity of service to the maker(s) of a note securing an Education Loan ("Borrowers"), it has become customary in the industry to have Education Loans serviced for the life of the Education Loan by a single servicer. Accordingly, with respect to all post-disbursement servicing, Lender hereby agrees that it will ensure that all Education Loans originated, acquired, held, or sold by the Lender under the Education Act and subject to this Agreement will remain with Servicer for the life of the loan, which means until the Education Loan is paid in full by the Borrower or Guarantor.

                  In the event the Lender desires to sell any of its Education Loans, the Lender will sell the Education Loans to a purchaser maintaining a servicing agreement with Servicer which provides for servicing of such Education Loans on a life of loan basis.

                  If the Lender desires to sell its Education Loans to a purchaser that does not have such an agreement with Servicer, Lender shall require such purchaser to execute a servicing agreement with Servicer in order to have the Education Loans serviced on a life of loan basis by Servicer.

                  The intent of this section is to assure that every Education Loan will remain with Servicer for servicing for the life of the loan.

                  Notwithstanding the foregoing, this section will not apply in the event: Servicer is in material breach of this Agreement and fails to cure such breach under the provisions set forth in Section 23(a) hereof.

                  1.3 APPROVED REMOVAL OF EDUCATION LOANS. If Lender sells or removes any Education Loan from the Servicer system with Servicer's prior written approval (i.e., for reasons such as serialization, but subject to Servicer's sole discretion), Lender agrees to pay to Servicer a removal fee of Twenty-One dollars ($21.00) per "Account Group" (as defined below) transferred off the Servicer's servicing system plus any other expenses related to additional, special or unique requests of the Lender.

                  1.4 SERIAL LOANS. Notwithstanding any other provision to the contrary in this Agreement, Servicer shall have the right to originate and service all Education Loans that are "serial" (as that term is commonly understood with respect to Education Loans) to Education Loans originated and/or serviced hereunder. This provision shall survive the termination of this Agreement for so long as Lender is directly or indirectly engaged in the business of making Education Loans under the FFEL Program; provided, however, that if an "eligible institution" as defined in the Education Act ("Eligible Institution") or a Borrower requests in writing that Servicer not provide either origination or servicing for a serial loan, then Lender shall not be required to use Servicer for origination or servicing for such serial loan as requested by the Eligible Institution or borrower; Lender shall not request an Eligible Institution or Borrower to give such request to Sender.


                  APPLICATION PROCESSING AND DISBURSEMENT SERVICES

                  2.1. APPLICATION PROCESSING. Servicer shall maintain a special post office drawer or box for purposes of receiving applications directly from Eligible Institutions, Borrowers or Lender. Servicer shall process applications received at the drawer or box or otherwise received at Servicer's office, as follows:

                           (a) Servicer shall verify that all Education Loan applications and supporting documents are complete, provided, however, Servicer shall not be required to verify any information included in an Education Loan application (except to the extent required by the Education Act or applicable Regulations of the Guarantor);

                           (b) Servicer shall perform acts necessary to secure disbursement approval and insurance coverage of the principal and interest on the Education Loan from the applicable Guarantor and shall be responsible for all communication and contact with such Guarantor necessary or appropriate to accomplish such approval and coverage;

                           (c) Servicer shall prepare and mail directly to Borrower all notices, statements and disclosures required under the Education Act;

                           (d) Servicer shall, if necessary, prepare and mail directly to Borrower a replacement or other necessary promissory note, together with appropriate instructions for execution and delivery of the promissory note and any related documentation;

Lender shall be solely responsible for payment to the U.S. Government of origination or other fees required by the Education Act, and for all fees required by any central disbursement agent, unless the parties agree otherwise in writing.

If Lender is utilizing a third party disbursement agent to disburse its Education Loans prior to delivery of the Education Loans to Servicer, Servicer will have no liability or responsibility for the tasks set forth in subsections
(a) - (d) above nor for reconciliation issues arising from such process.

                  2.2. DISBURSEMENT SERVICES. Servicer shall prepare the disbursement checks made payable to the appropriate Borrowers, or shall make other allowable arrangements for the disbursement of Education Loan proceeds, and shall mail the checks or deliver the funds, to the appropriate location. Servicer will print Lender's logo on checks if requested.

                  2.3. PLUS LOAN SERVICES. If applicable, Servicer shall perform credit review services (as required under the Education Act) on Borrowers to whom Lender agrees to make Education Loans which are PLUS loans authorized under Section 428B of the Education Act

("PLUS Loans"). Servicer agrees to act as Lender's agent for the receipt, evaluation, handling and maintenance of certain PLUS Loan credit information, in order to assist Lender in making decisions with respect to the approval or denial of PLUS Loans, consistent with the terms of the Education Act and Regulations. Lender will make the final lending decision, according to the procedures stated in this Agreement and such reasonable appeal processes as Lender determines and directs. Servicer will, with respect to PLUS Loans:

                  (a) Accept PLUS Loan applications or pre-approval requests for purposes of performing credit evaluation;

                  (b) Receive and evaluate (based on Education Act requirements and Lender's reasonable guidelines) a credit report from the credit-reporting agency for each applicant, and report the results of such evaluation to the appropriate Eligible Institution within twenty-four hours of receipt. Servicer may rely upon all information contained in such report or otherwise provided by the credit reporting agency and shall have no liability for inaccurate or erroneous information contained therein.

                  (c) Identify each applicant for a PLUS Loan who does not have an adverse credit history by generating and providing to Lender a disbursement report related to Education Loan origination.

                  (d) According to Education Act requirements, generate and provide to the PLUS Loan applicant an "adverse action" letter in compliance with the Equal Credit Opportunity Act on behalf of Lender with respect to each applicant identified as having an adverse credit history, within thirty (30) days after Servicer receives both the completed Education Loan application and the credit history, and provide a copy of such letter or otherwise identify such applicants to Lender.

                  (e) Lender agrees that with respect to all PLUS Loans processed under this Agreement, it will ensure that all information in Loan applications and other information provided to Servicer in connection with its performance of the services hereunder is accurate and complete.

                  (f) Lender will be responsible for handling and evaluating all appeals of denied credit, including, if appropriate following appeal, communicating in writing its approval of a PLUS Loan application previously denied, and requesting guarantee of the PLUS Loan due to error or other reasons relating to the original credit history and properly documenting the same.

Nothing in this Agreement shall make Servicer a loan production office or holder or originator of PLUS Loans processed under this Agreement. Lender acknowledges its sole liability for the decision to approve or deny PLUS Loan applications, and will hold Servicer harmless against claims arising out of such decisions.

                  2.4.     FUNDING OF LOANS.

                  (a) Servicer shall maintain an account for purposes of disbursing proceeds of Education Loans pursuant to this Agreement. Servicer shall notify Lender each "Business Day" (Monday - Friday, except Federally recognized holidays) of the disbursement amount required to fund the Education Loans processed in accordance with this Agreement. Promptly upon such notification, Lender shall cause such account to be credited with "same day" funds in such amount. If Servicer fails to notify Lender, Lender shall promptly credit such account with the required funds on the next Business Day and shall not be liable to Servicer, the Eligible Institutions or Borrowers for failure to credit the account on such day; provided, however, Lender shall use its best efforts to credit the account with "same day" funds regardless of when notification is received from Servicer. Lender shall cause all Education Loans originated in accordance with this Agreement to be promptly funded as set forth above.

                  (b) Failure to Fund. If Lender fails to fund the Servicer's account at the instructed level, Lender shall pay Servicer a fee of Two Hundred dollars ($200.00) per day the account is not funded. Should this failure persist for three (3) consecutive days, Servicer reserves the right to terminate its obligation to furnish the funding services. Servicer shall be entitled to earnings, if any, on the funding account.

                  (c) Return of Deposits. Amounts deposited with Servicer but not disbursed by reason of an Education Loan being canceled, shall be returned to Lender promptly, and in no event later than one (1) week after Servicer's receipt of the written notice of cancellation or return of the check with respect to such cancelled Education Loan.

                  3.       REPORTS.

                  (a) Standard Reports. Standard reports will be furnished to Lender via U.S. Mail, first class, postage prepaid, or as otherwise mutually agreed.

                  (b) Special Reports. At Lender's request, Servicer will furnish such special reports as can be reasonably provided by Servicer, provided, however, that Lender will compensate Servicer for such reports as a "Special Service" as indicated in Schedule "A".

                  4. REVIEW OF OUTPUT AND REPORTS. Servicer shall make commercially reasonable efforts to verify that all output, including reports, are correct and complete in all material respects. Lender shall, however, review each output, especially reports, thoroughly upon receipt to verify completeness and accuracy. Problems identified with output and/or the underlying Education Loan data shall be reported by Lender to Servicer within forty-five (45) days of the date the output was generated. Erroneous data and/or output programs so reported will be corrected, and affected reports will be rerun at no additional charge. Problems reported to Servicer after forty-five (45) days may be subject to a time and materials charge at Servicer's option to correct output retroactively. Servicer shall have no liability for errors that could reasonably be expected to be identified by Lender personnel familiar with the Education Loan program and Lender's Education Loan portfolio, or for errors that are not reported within forty-five (45) days.

                           POST-DISBURSEMENT SERVICING

                  5. DELIVERY AND CONVERSION OF EDUCATION LOANS FOR SERVICING AND COLLECTION. Subject to Servicer's scheduling requirements, Lender may from time to time deliver or cause to be delivered Education Loans to Servicer with respect to which processing has been completed and proceeds have been disbursed to the Borrowers prior to the date of delivery ("Converted Education Loans") to be serviced pursuant to the terms of this Agreement. Lender shall transmit to Servicer all documentation required by Servicer to enable it to service the Converted Education Loans (the "Loan Documentation"). Upon receipt of the Loan Documentation, Servicer shall verify only the presence of the promissory note, the original Borrower application, and proof of disbursement. Servicer is willing to use reasonable efforts to identify previous servicing errors or omissions in this process, if requested by Lender, for a fee to be mutually agreed upon following Servicer's review of the portfolio. However, Servicer shall not be liable or responsible for the consequences of any errors it does or does not detect in such file review, nor for missing or incorrect documentation at conversion.

                  6. PORTFOLIOS SUBJECT TO REJECTION BY SERVICER. Lender acknowledges that servicing certain types of Education Loan portfolios poses a risk of financial hardship for Servicer. Therefore, Servicer may in its discretion reject certain Education Loans or Education Loan portfolios ("Rejected Loans") prior to placing such loans on the Servicer system. Servicer shall provide Lender with reasonable notice prior to transfer to Servicer's system as to Servicer's determination that Education Loans are deemed to be Rejected Loans. Servicer shall have no right to reject or decline Education Loans after the loans are transferred to the Servicer system.

                  7. CONVERSION OF DELINQUENT LOANS. Servicer is agreeable to the conversion of delinquent Education Loans to its system for servicing. If a loan is one hundred eighty (180) days or more past due, however, Servicer will not be responsible for any Guarantor claim rejects or interest denials due to untimely guarantee claim filing.

                  8. SERVICING OF EDUCATION LOANS. Upon acceptance of any Education Loan into Servicer's computer system and after the sale date (if applicable) of the Education Loan to Lender, or following application processing arid disbursement of Education Loans originated under this Agreement, Servicer shall service the Education Loan in accordance with the Education Act, and this Agreement, including the following:

                  (a) Servicer will service the Education Loans in such a manner as to maintain the guarantee thereon in full force at all times, subject to Section 16, below.

                  (b) Servicer shall prepare and mail all required statements, notices, disclosures and demands directly to the Borrower.

                  (c) Servicer shall retain records of contacts, follow-ups, collection efforts and correspondence regarding each Education Loan.

                  (d) Servicer shall provide accounting for all transactions related to individual Education Loans, including, but not limited to, accounting for all payments of principal and interest upon such Education Loans (for Converted Education Loans, from the conversion date to the Servicer system).

                  (e) Servicer shall process all deferments and forbearances.

                  (f) Servicer shall process all address changes and update address changes accordingly.

                  (g) Servicer shall retain all documents it receives pertaining to each Education Loan, in accordance with the filing requirements set forth in the most current "Common Manual - Unified Student Loan Policy". Such retention may be on magnetic tape, microfilm, laser disk or other related medium.

                  (h) When necessary and allowable by the Education Act, Servicer shall take all steps necessary to file a claim for loss with Guarantor.

                  (i) Servicer shall provide data as required to Guarantor. Any requirements beyond those found in the Common Manual shall be billed to the Lender at a price to be mutually agreed upon. Servicer shall have no liability for late filing of claims if the information required for such filing has been requested from Lender but not received within seven days of such request.

                  (j) Servicer shall process and add repurchase Education Loans from the Guarantor to the Servicer Servicing System as required by the Education Act or upon the request of Lender. The fee for such repurchase is provided in Schedule A.

                  (k) Servicer shall provide such other services as Servicer customarily provides and deems appropriate.

                  9. SYSTEM UPDATES. Lender agrees that in the course of its Education Loan servicing activities, Servicer may rely on, without independently verifying, all data entries, manipulations and representations provided to Servicer by Lender, Eligible Institutions, and Borrowers with respect to the Education Loans, including but not limited to, Eligible Institutions/Borrower certification, eligibility, enrollment, and Eligible Institution or Borrower demographics, including data entries provided to Servicer electronically, via the Internet or otherwise, and that Servicer shall have no liability for incorrect information or the consequences thereof, which is provided by Lender, Eligible Institutions, or Borrowers.

                  10. CURE SERVICING. At Lender's request Servicer agrees to perform additional servicing activities not required under the terms of this Agreement for Converted Education Loans transferred to Servicer, which have previously not been serviced in accordance with the Education Act and Regulations, and which require additional servicing activity to attempt to maintain or reinstate the Loans' principal and interest guarantee from the Guarantor ("Cure Procedures"). Utilizing Cure Procedures approved by the Guarantor, Servicer will use its best efforts to cure all defects caused by Lender or unreasonable acts of the Guarantor(s) (as defined in Section 17 below). Servicer makes no representation or warranty that the guarantee on any Education Loan will be reinstated regardless of whether Servicer follows the Cure Procedures approved by the Guarantor.

                  11. WRITE OFF GUIDELINES. The Servicer shall use the following guidelines in determining whether to write off and terminate efforts to collect or service a Borrower's Account:

Account Balance*                               Process Requirements
----------------                               --------------------
$0 - $100.00                        Writeoff thirty (30) days after the last
                                    payment was made, and if applicable,
                                    forward notes to Borrower.

$100.01 +                           Recover such amount by filing a supplemental
                                    claim, if applicable, or service as
                                    normal.

*Account Balance includes both principal and interest

If the Borrower's final payment results in an overpayment equal to or greater than ten dollars ($10.00), the Servicer shall notify the Lender no later than forty-five (45) days after receipt to refund the entire overpayment to the Borrower. If the overpayment is less than ten dollars ($10.00), the Servicer shall write off the amount, but in each case shall notify the Lender by listing the dollar amount and Borrower Account within thirty (30) days. To the extent a law requires refunds of less than $10.00, Servicer shall refund such overpayment upon notification by Lender of such law and the specific requirements thereof.

                  12. REPORTS TO LENDER. On or before the 15th day of each month, (or by the 15th day following quarter end, as applicable) unless some other time is provided herein, Servicer shall prepare and deliver the following reports to Lender, or to such other person as Lender may designate, with respect to activity during the preceding month:

                  (a)      Total Principal Report (Daily);

                  (b)      Interest Reconcile Report (Daily)

                  (c)      Refund Reconcile Report (Daily);

                  (d)      Daily Monetary Transaction Summary (Daily, Monthly);

                  (e)      Portfolio Report (Monthly);

                  (f)      Claims Delinquency Detail (Monthly);

                  (g) Computation of Interest and Special Allowance Payments (currently reported on E.D. Form 799). Data will be computed commencing with the date Education Loans appear on the records of Servicer (Quarterly).

                  Lender shall receive one copy of each of the above reports at no cost. Servicer will provide extra copies at the request of Lender, and Lender will pay the cost of the copies. Any customized reports shall be provided at an additional cost to be mutually agreed upon by Servicer and Lender.

                  13.      SERVICING FEES.

                  13.1. Lender shall pay to Servicer, on or before the 15th day of each month (or within fifteen (15) days of billing statement) the fees provided in Schedule A ("Servicing Fees") for and in consideration of the services performed by Servicer hereunder for the preceding month. After the first twelve (12) months of this Agreement, the Servicing Fees shall be subject to change by Servicer at any time, upon sixty (60) days written notice, but changes will not occur more frequently than once every twelve (12) months. No change will result in an increase that exceeds two percent (2%) for any twelve
(12) month period.

                  In the event Servicing Fees are not paid within thirty (30) days of the billing statement, Lender agrees to pay a late fee of one and one-half percent (1 1/2%) per month against the entire outstanding balance of the account including any prior late fees outstanding. Servicer also reserves the rights to (a) withhold transfer of borrower payments; (b) withhold reports otherwise due; and (c) terminate this Agreement without notice if nonpayment persists for sixty (60) days or more from billing.

                  13.2. POSTAGE EXPENSES. In addition to the foregoing, Lender also agrees that Servicer may pass on to Lender the cost of actual increases in postage rates by the United States Postal Service.

                  13.3. MATERIAL CHANGES. The parties agree that should Servicer be required to make material changes to its current Lender servicing practices or servicing system due to changes to the Education Act, Regulations of the Guarantor, and/or business environment, or to other costs beyond Servicer's control, Servicer may increase the Servicing Fees with Lender to reasonably reflect those increased costs at any time during this Agreement.

                  13.4. RIGHT TO OFFSET. In the event that the Servicer does not receive payment from Lender with respect to any Education Loan or services provided under this Agreement, or in the event that the Servicer is notified that funds are owed to the Secretary of Education, the Servicer shall notify Lender of such nonpayment or monies owed. In such event, the Servicer may, at its discretion, use funds received on Lender's behalf to offset or pay any monies due the Secretary of Education or any invoice due the Servicer plus interest provided that the invoice has not been paid, the amount is undisputed as of the date of payment, and ninety (90) days have elapsed since the mailing of the invoice to Lender.

                  14. LOAN PAYMENTS. Borrowers will be directed to make all Education Loan payments to a lockbox established by Servicer. All cash receipts will be remitted once a week to Lender or as Lender may otherwise reasonably request.

                  15. INQUIRIES. Servicer shall answer all inquiries regarding Education Loans, Eligible Institution status or refunds, and Lender shall cooperate to the extent necessary to gather the information needed to answer such inquiries. Such inquiries may be referred to the Eligible Institution which the student Borrower attended or is attending, if necessary. Servicer shall have no responsibility for any disputes between Borrowers and Eligible Institutions regarding tuition, registration, attendance, or quality of education/training.

                  16. AGENT AUTHORIZATION. Lender authorizes Servicer to act as Lender's agent in the processing and servicing of Lender's Education Loans. This authorization includes but is not limited to all correspondence and liaison necessary with Guarantor regarding Lender's Education Loans, assignment of claims to Guarantor and any/or all other communications, correspondence, signatures or other acts appropriate to service Lender's Education Loans in accordance with the Education Act and/or Regulations of the Guarantor.

                  17. LIABILITY OF SERVICER. Servicer assumes no responsibility or liability for any claims, liabilities, losses, guarantee rejects, or interest denials that are related to servicing of the Education Loans prior to (a) Servicer processing the application of the Education Loan,
(b) placing of the Education Loan on Servicer's system, or (c) prior to the date Lender holds ownership of the Education Loan. Servicer assumes no liability for the failure of any Borrower to repay their Education Loan, nor for the failure of the United States government to pay any principal, interest, subsidy or special allowance, nor for the failure of Guarantor to make a required payment of any principal and/or interest on any of Lender's Education Loans. Servicer shall not be responsible for consequences of unreasonable acts of any Guarantor. For purposes of this Agreement, unreasonable acts of the Guarantor shall include but not be limited to: Guarantor actions that are outside the scope of industry custom; oral commitments accepted in practice discontinued without sufficient advance notice; retroactive implementation of a regulation without sufficient prior notification or clarification; Guarantor servicing deficiencies that preclude Servicer from performing requirements correctly or timely; Guarantor submission of data to the incorrect entity; Guarantor submission of data in a format that is not usable, legible or readable; refusal of the Guarantor to acknowledge data or documentation; unscheduled changes in normal business hours; enforcement of an unwritten policy or standard; interpretation of a policy, standard or regulation in a manner inconsistent with the Common Manual, Guarantor's manual or Department of Education clarification; or any other acts of the Guarantor of a similar nature.

                  If Servicer takes or fails to take any action in connection with servicing responsibilities under this Agreement (whether or not such action or inaction amounts to negligence) which causes any Education Loan subject to this Agreement to be denied the benefit of any applicable guarantee, Servicer shall have a reasonable time to cause such benefits of the guarantee to be reinstated. If such benefits are not reinstated within twelve (12) months of denial by Guarantor or the Department of Education, Lender agrees to sign a Loan Sale Agreement to sell the Education Loan to another Eligible Lender (as defined in the Act) of Servicer's choice ("Buyer"). Subject to the terms of the Loan Sale Agreement, Buyer will purchase the Education Loan from Lender for an amount equal to the amount the Guarantor would have paid if the Education Loan had been accepted and paid by the Guarantor as a claim (which may include but is not limited to lost principal, interest including interest penalties for due diligence violations, and special allowance payments), and title to the Education Loan will thereby be transferred to

Buyer. Lender shall repurchase any Education Loan on which the guarantee is fully reinstated, from Buyer at an amount equal to the then outstanding principal balance plus all accrued interest due thereon, less the amount subject to Lender Risk Sharing under the Education Act. Notwithstanding any other provision in this Agreement to the contrary, if Servicer performs its duties under this paragraph, then Servicer shall not be deemed to be in breach of this Agreement for failure to service properly.

                  Lender's remedies for breach of this Agreement by Servicer shall be limited to this section. In no event will Servicer be liable under any theory of tort, contract, strict liability or other legal or equitable theory for any lost profits or exemplary, punitive, special, incidental, indirect or consequential damages, each of which is hereby excluded by agreement of the parties regardless of whether or not Servicer has been advised of the possibility of such damages. Any action for the breach of any provisions of this Agreement shall be commenced within one (1) year after the Education Loan leaves the Servicer's servicing system.

                  18. INDEMNIFICATION. Lender shall indemnify and hold Servicer harmless from and against all claims, liabilities, losses, damages, costs and expenses (including reasonable attorney's fees) asserted against or incurred by Servicer as a result of Servicer complying with any instruction or directive by Lender. Lender shall further indemnify and hold Servicer harmless from and against all claims, liabilities, losses, damages, costs and expenses (including reasonable attorney's fees) asserted against or incurred by Servicer as a result of actions not the fault of or not caused solely by a negligent act of Servicer, its agents or employees, including all claims, liabilities, losses, damages and costs caused in part or in whole by or the fault of the Lender, a prior holder, owner or Lender, a prior servicer or any other party connected in any manner to the Education Loan or Education Loans resulting in the claim, liability, loss, damage, cost, or expense.

                  19. DISCLOSURE OF INFORMATION. (a) All data, information, records, correspondence, reports or other documentation received by Servicer pursuant to this Agreement from Lender, the Eligible Institution which the student attended, or the Borrower, or prepared and maintained by Servicer in the course of its activities under this Agreement shall be released or divulged only to Lender, Eligible Institutions, guarantee agencies, regulatory bodies, other parties necessary to accommodate enforceability of the Education Loan, Servicer's affiliates or as otherwise required by law. With respect to information or documents relating to a particular Borrower, Servicer may release or divulge that information or those documents to that Borrower, Eligible Institutions, or such other parties as Servicer may be directed in writing by Lender or such Borrower, or as otherwise required by law.

                  (b) Servicer shall establish and maintain policies and procedures designed to ensure the confidentiality of the Lender information (non-public personal information). Among other things, Servicer acknowledges that it is against Federal law to disclose non-public personal information received from a financial institution under certain circumstances. Servicer and Lender agree to comply with the provisions of the Gramm-Leach-Bliley Act and all implementing rules and regulations (collectively "GLB") regarding consumer financial privacy, to the extent each of their actions and responsibilities hereunder are impacted.

                  (c) Lender acknowledges that it holds the "Customer Relationship" (as defined in GLB) with Education Loan borrowers and thereby has the responsibility to provide required privacy policies and notices to such borrowers. Upon request, Servicer will assist Lender with such services at an additional fee to be negotiated separately from this Agreement.

                  20.      CONFIDENTIALITY.

                  20.1. Lender agrees not to disclose any provisions or portions of this Agreement, "Trade Secrets" (as defined below) or financial information (collectively, "Confidential Information") concerning or belonging to Servicer to any third party or use the same in competition with Servicer. For purposes of this Agreement, Confidential Information does not include "Nonpublic Personal Information" as defined in GLB. "Trade Secret" shall mean the whole or any portion or phase of any technical information, design, process, procedure, formula, improvement, algorithm, method, technique, confidential business or financial information, or other information relating to any business of Servicer that is not generally known by the public. Servicer and Lender specifically agree that the format used to transfer Lender's data contains confidential and proprietary trade secret information that is the exclusive property of Servicer. Servicer makes no claim to the specific data contained in any printout given to Lender and recognizes that said data is the exclusive property of Lender. Servicer and Lender agree, however, that all aspects of the underlying computer program, algorithms, methods of processing, specific design and layout, report format, and the unique processing techniques and interactions of the various aspects of Servicer's computer program are trade secrets of, proprietary to, and owned exclusively by Servicer.

                  20.2. In accordance with applicable law, the Lender agrees that in the event Servicer grants access to any Confidential Information, to forever thereafter keep the same confidential. Lender also agrees to keep Confidential Information and material (both written and verbal) relating to any Lender, vendor, or other party transacting business with Servicer. Lender, its agents and employees, further agrees not to release, share, use, or disclose the same without the prior written permission of Servicer except to only those of Lender's employees, agents, or advisors having a need to know the same for purposes related to this Agreement.

                  20.3. Lender, its agents, employees, and advisors, recognize the disclosure of Confidential Information by Lender, or Lender's agents or advisors may give rise to irreparable injury to Servicer inadequately compensable in damages and that accordingly, Servicer may seek and obtain injunctive relief or damages against the disclosure or threatened disclosure, in addition to any other legal remedies, including attorney's fees, which may be available. The parties agree, however, that the duty to protect Confidential Information shall not include data, information, or materials which the Lender can demonstrate is publicly available by other than unauthorized disclosures by other parties. All confidentiality requirements shall survive the termination or cancellation of this Agreement.

                  21. INTELLECTUAL PROPERTY PROTECTION. The parties agree that all right, title and interest of whatever nature in Servicer's user manuals, training materials, computer programs (including both source and object code), routines, structures, layout, report formats, together with all subsequent versions, enhancements and supplements to said programs, all copyright rights, and all oral or written information relating to Servicer's intellectual property conveyed in confidence by Servicer to Lender pursuant to this Agreement which is not generally known to the public and which gives Servicer an advantage over its competitors who do not know or use such information are also Confidential Information. All forms of Servicer's intellectual property of whatever nature is and shall remain the sole and exclusive property of Servicer. Lender may only use aforementioned materials and tools in form and manner approved by Servicer in writing.

                  22. MODIFICATION OF EQUIPMENT, COMPUTER PROGRAMS AND PROCEDURES. The Servicer reserves the right to change any part or all of its equipment and computer programs, and its procedures, reports and services, relating to the manner of, or the methodology used in, servicing Education Loans as set forth in this Agreement without the prior consent of the Lender; provided, however, that in no event shall such change abrogate or in any way modify the obligations of the Servicer to comply with the Education Act and Regulations as set forth above. It is specifically understood that the intent of this paragraph is to allow the Servicer flexibility in the methods and techniques of servicing subject to full compliance with this Agreement.

                  23.      TERMINATION.

                  a. If at any time during this Agreement either party refuses or fails to perform in a material fashion any portion of this Agreement, the other party will provide written notice describing the nonperformance. If the nonperforming party fails or refuses to correct the nonperformance within thirty (30) days after receipt of written notice, the other party may terminate this Agreement.

                  b. If the delinquency rate of the Lender's portfolio of Education Loans being serviced hereunder (as calculated during month-end processing in accordance with the formula described below) exceeds twenty percent (20%) for any three consecutive months during the term of this Agreement, the Servicer may terminate the Agreement by providing sixty (60) days prior written notice to the Lender. The Servicer may, at its option, propose modified servicing fees in lieu of exercising the termination provisions of this section. Delinquency rate is defined as the number of Accounts 31- 270 days delinquent divided by the total number of Accounts in repayment status.

                  24. PROCEDURES IN EVENT OF SERVICER BREACH. If this Agreement is terminated by Lender due to a breach by Servicer, a deconversion fee of Three dollars ($3.00) per Account plus any other reasonable expenses incurred in connection with the transfer of Lender's files and other required information and reports off of the Servicer system, shall be paid by Lender. In such case, Servicer shall turn over to Lender all Education Loan files in accordance with acceptable standards as described in the Common Manual to support claims filing function. Servicer shall make available to Lender the original promissory note, along with an electronic record of Servicer servicing documenting information related to deferments, forbearances, disbursements, and guarantees (the "Electronic History"). Electronic History shall be provided in Servicer's standard format.

                  25. NOTICES. All notices or communications between the parties shall be addressed as follows: If to Servicer: President, Nelnet, Inc., 6420 Southpoint Parkway, Jacksonville, FL, 32216, with a copy to General Counsel, Nelnet Corporation, 3015 South Parker Road, Suite 400, Aurora, CO 80014, and if to Lender: _________________ or to such other address as may be indicated by the parties. Any notice shall be deemed given upon mailing if by registered or certified mail, and upon receipt in every other case.

                  26. GOVERNING LAW. This Agreement is executed and delivered within the State of Colorado. The parties agree this Agreement shall be construed, interpreted and applied in accordance with the laws of the State of Colorado, and that the state and Federal courts and authorities within Colorado shall have sole jurisdiction and venue over all controversies which may arise with respect to the execution, interpretation and compliance with this Agreement.

                  27. CHANGES IN WRITING. This Agreement, including this provision, shall not be modified or changed except by a writing signed by all parties hereto.

                  28. SEVERABILITY. If a court of competent jurisdiction finds any of the provisions of this Agreement to be so overly broad as to be unenforceable or invalid for any other reason, the invalid provisions will be reduced in scope or eliminated by the court to the extent deemed necessary by the court to render the remaining provisions of this Agreement reasonable and enforceable.

                  29. PERSONS BOUND. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, successors and assigns.

                  30. ASSIGNMENT. This Agreement shall not be assigned by either party without the prior written consent of the other party which consent shall not be unreasonably withheld. However, notwithstanding the previous sentence, Servicer may in its sole discretion, without Lender's consent, assign or delegate any of its duties or obligations hereunder to an entity affiliated with Servicer. In such case, the assignee or delegate shall be bound by all terms and conditions of this Agreement related to such assignment or delegation.

                  31. TITLES. The titles used in this Agreement are intended for convenience and reference only. They are not intended and shall not be construed to be a substantive part of this Agreement or in any other way to affect the validity, construction or effect of any of the provisions of this Agreement.

                  32. WAIVER. The waiver or failure of either party to exercise in any respect any right provided for herein shall not be deemed a waiver of any further right hereunder.

                  33. FORCE MAJEURE. The foregoing provisions of this Agreement are subject to the following limitation: If by reason of a force majeure Servicer is unable in whole or in part to carry out any agreement on its part herein contained, Servicer shall not be deemed in default during the continuance of such inability. The term "force majeure" as used herein shall mean, without limitation, the following: acts of God, strikes, lockouts, or other industrial disturbances; acts of public enemies; order or restraint of any kind of the government of the United States of America or of the States of Colorado, Nebraska or Florida or Cities of Aurora, Colorado, Lincoln, Nebraska or Jacksonville, Florida, or any of their departments, agencies or officials, or any civil or military authority; insurrections; riots; landslides; earthquakes; fires; storms; droughts; floods; explosions; breakage or accident to machinery, equipment, transmission pipes or canals; or any other cause or event not reasonably within the control of Servicer.

                  34. HIRING. Lender agrees that during the term of this Agreement and any extensions or renewals thereof, and for one year thereafter, Lender shall not solicit for hire, or knowingly allow its employees to solicit for hire, any employees of Servicer without the prior written consent of Servicer.

                  35. AUDITS. Lender, at its own expense, with prior notice to Servicer and during Servicer's normal business hours, may perform or arrange to have audits performed of Servicer's servicing activities on Lender's Education Loans. Servicer shall provide up to forty (40) hours of audit assistance per year. Lender will reimburse Servicer for its staff time and expense beyond said forty (40) hours.

                  36. CORPORATE OBLIGATION. This Agreement is solely a corporate obligation of Servicer and Lender and no personal liability against any parent, subsidiary, affiliate, incorporator, member, officer, employee, or trustee, past present, or future of the parties shall attach to any of the foregoing as a result of this Agreement, the provision of the Services pursuant to this Agreement, or any breach of this Agreement; the parties hereto agreeing that the sole recourse is against the Servicer (or its successors) or the Lender (or its successors). Notwithstanding the foregoing, any incorporator, member, officer, employee, or trustee shall have responsibility to the extent such individual receives a fraudulent conveyance from Servicer or Lender.

                  37. ENTIRE AGREEMENT. This is the entire and exclusive statement of the Agreement between the parties, which supersedes and merges all prior proposals, understandings and all other agreements oral and written, between the parties relating to this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                     NELNET, INC.

                                     By:_____________________________________

                                     Name: Edward P. Martinez

                                     Title: Sr. Vice President/General Counsel

                                     LENDER


                                     By:_______________________________________

                                     Name:_____________________________________
                                           (Please Print)

                                     Title:____________________________________

                                   SCHEDULE A
                                       TO

                          LOAN APPLICATION PROCESSING,
                      DISBURSEMENT AND SERVICING AGREEMENT

                                  SCHEDULE 3.2
                                       TO
                               SECURITY AGREEMENT

   Office Locations; Fictitious Names; Tax I.D. Number; Organizational Number

OFFICE LOCATIONS:

       Headquarters Office:               3015 South Parker Road
                                          Suite 400
                                          Aurora, Colorado 80014

       Other Locations:                   121 South 13th Suite 201
                                          Lincoln Nebraska

                                          First Trust Center
                                          180 East Fifth Street, Suite 1350
                                          St. Paul, Minnesota

                                          6420 Southpoint Parkway
                                          Jacksonville, Florida

NAMES:

       Current Name:                      NELNET, Inc.

       Prior Names:                       NELNET Loan Services, Inc., UNIPAC
                                          Service Corporation

       Fictitious Names:                  None

TAX PAYER I.D. NO.:                       84-0748903

                                  EXHIBIT "G-2"
                                       to
                                  NELNET, INC.
                      NATIONAL EDUCATION LOAN NETWORK, INC.
                                CREDIT AGREEMENT

            NATIONAL EDUCATION LOAN NETWORK, INC. Security Agreement

                               SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT (the "AGREEMENT") dated as of ____ ___, 2003, is by and among NATIONAL EDUCATION LOAN NETWORK, INC. "DEBTOR" and M&I MARSHALL & ILSLEY BANK, as agent for itself and the other Secured Parties, as that term is defined in the Credit Agreement described below (the "AGENT").


                                R E C I T A L S:

                  The Debtor and NELNET, INC., as borrowers (collectively, "BORROWERS"), are entering into that certain Credit Agreement dated of even date herewith with M&I MARSHALL & ILSLEY BANK, SUNTRUST BANK, FIRST NATIONAL BANK OF OMAHA and FIFTH THIRD BANK, INDIANA (the "BANKS") (such agreement, as it may be amended or otherwise modified from time to time, herein the "CREDIT AGREEMENT"). The execution and delivery of this Agreement is a condition to the Bank's entering into the Credit Agreement and making the extensions of credit thereunder.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in order to induce the Banks to make the Loans under the Credit Agreement and the other Secured Parties to extend credit to Borrowers, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1. Definitions. As used in this Agreement, the following terms have the following meanings:


                           "COLLATERAL" has the meaning specified in SECTION 2.1
of this Agreement.

                           "GENERAL INTANGIBLES" means any "GENERAL
         INTANGIBLES," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) books, records, data, plans, manuals, computer software, computer tapes, computer disks, computer programs, source codes, object codes and rights of the Debtor to retrieve data and other information from third parties; (b) contract rights including, without limitation, all right, title and interest in and to the Servicing Contracts and any documentation pursuant to which any of the other Collateral was acquired which include, without limitation, the following: (i) all rights of the Debtor to receive moneys due and to become due under or pursuant to such agreements, (ii) all rights of the Debtor to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to such agreements, (iii) all claims of the Debtor for damages arising out of or for breach of or default under such agreements, (iv) all rights of the Debtor to terminate such agreements, to perform thereunder and to compel performance and otherwise exercise all rights and remedies thereunder, and (v) any rights to Liens arising under or as a result of any such agreement; (c) all rights of the Debtor to payment under letters of credit and similar agreements, including without limitation, all letter of credit rights and other supporting obligations; (d) choses in action and causes of action of the Debtor (whether arising in contract, tort or otherwise and whether or not currently in litigation) and all judgments in favor of the Debtor, including without limitation, all commercial tort claims; (e) rights and claims of the Debtor under warranties and indemnities; (f) rights of the Debtor under any insurance, surety or similar contract or arrangement; and (g) all payment intangibles.

                           "OBLIGATIONS" means all "OBLIGATIONS" (as such term is defined in the Credit Agreement); provided that the obligations secured hereby shall be limited to an aggregate amount equal to the largest amount that would not render the Debtor's obligations hereunder subject to avoidance under Section 544 or 548 of the United States Bankruptcy Code or under any applicable state law relating to fraudulent transfers or conveyances.

                           "PROCEEDS" means any "PROCEEDS," as such term is defined in Article or Chapter 9 of the UCC and, in any event, shall include, but not be limited to: (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Debtor from time to time with respect to any of the Collateral; (b) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting, or purporting to act, for or on behalf of any Governmental Authority); (c) all instruments, documents, chattel paper and general intangibles received or arising in connection with a disposition of Collateral; (d) all dividends or other distributions relating to any of the Collateral; and (e) any and all other amounts or property from time to time paid, payable, distributed or distributable under, in connection with or in exchange for any of the Collateral and all other payment intangibles relating thereto.

                           "SERVICING CONTRACT" means an arrangement, whether or not in writing, pursuant to which the Debtor has the right to service Student Loans for other Persons.

                           "UCC" means the Uniform Commercial Code as in effect in the State of Wisconsin from time to time. For purposes of all provisions of this agreement, if, by applicable law, the perfection or effect of perfection or non-perfection of the security interest created hereunder in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC' means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection.

                  Section 1.2 Other Definitional Provisions. Terms used herein that are defined in the Credit Agreement and are not otherwise defined herein shall have the meanings therefor specified in the Credit Agreement. References to "SECTIONS," "SUBSECTIONS," "EXHIBITS" and "SCHEDULES" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. References to particular sections of the UCC should be read to refer also to parallel sections of the Uniform Commercial Code as enacted in each state or other jurisdiction where any portion of the Collateral is or may be located. Terms used herein, which are defined in the UCC, unless otherwise defined herein or in the Credit Agreement, shall have the meanings determined in accordance with the UCC.

                                   ARTICLE II

                                SECURITY INTEREST

                  Section 2.1 Security Interest. As collateral security for the prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration or otherwise), the Debtor hereby pledges and assigns to the Agent, and grants to the Agent a continuing lien on and security interest in, all of the Debtor's right, title and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "COLLATERAL"):

                           (a) all rights of the Debtor under all Servicing Contracts now owned or hereafter acquired by the Debtor;

                           (b) all rights of the Debtor to receive payments under or by virtue of the Servicing Contracts described in clause (b) preceding, whether as servicing fees, servicing income, damages, amounts payable upon the cancellation of termination of any such Servicing Contract, or otherwise;

                           (c) all General Intangibles of the Debtor relating to or arising out of the Collateral described in clauses (a) and (b) preceding;

                           (d) all rights of the Debtor under any Hedging Agreement now or hereafter entered into by the Debtor to protect the Debtor against changes in the value of any of the Collateral described in clauses (a), (b) and (c) preceding; and

                           (e) all products and Proceeds, in cash or otherwise, of any of the Collateral described in clauses (a), (b), (c) and (d) preceding.

                  Section 2.2 Debtor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) the Debtor shall remain liable under the documentation included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights or remedies hereunder shall not release the Debtor from any of its duties or obligations under such documentation, (c) the Agent shall not have any obligation under any of such documentation included in the Collateral by reason of this Agreement, and (d) the Agent shall not be obligated to perform any of the obligations of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  To induce the Bank to enter into the Credit Agreement and the other Secured Parties to extend credit to the Borrowers, the Debtor represents and warrants to the Bank and the other Secured Parties that:

                  Section 3.1 Current Servicing Contracts. Attached hereto as
SCHEDULE 3.1 is a true and complete list of all of its Servicing Contracts in effect on the date hereof. Each of the Servicing Contracts listed in SCHEDULE
3.1 contain provisions that are consistent with those set forth in the form of Agreement attached hereto as SCHEDULE 3.1A, except that the life of loan servicing provision found in SECTION 1.2 of SCHEDULE 3.1A appears only in the Servicing Contracts so noted. The termination, indemnification, and liability provision of each Servicing Contract listed in SCHEDULE 3.1 are substantially similar to those provisions contained in SCHEDULE 3.1A.

                  Section 3.2 Office Locations; Fictitious Names; Tax I.D. Number. Its principal place of business, chief executive office and jurisdiction of organization are located at the place or places identified for it on SCHEDULE
3.2. Within the last four months it has not had any other chief place of business, chief executive office, or jurisdiction of organization except as disclosed on SCHEDULE 3.2. SCHEDULE 3.2 also sets forth all other places where it keeps its books and records relating to the Collateral. It does not do business and has not done business during the past five years under any trade-name or fictitious business name except as disclosed on SCHEDULE 3.2. Its United States Federal Income Tax I.D. Number and organizational number is identified on SCHEDULE 3.2.

                  Section 3.3 Ownership of Collateral. It is the legal and equitable owner of the Collateral owned by it, free and clear of all Liens, except the Lien created hereby.

                  Section 3.4 Validity of Service Contracts. Each Servicing Contract is in full force and effect, each Servicing Contract is legal, valid, and enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws of general application affecting the rights of creditors and general principles of equity, and, to the best of its knowledge, no default or event of default exists under any Servicing Contract that could have a Material Adverse Effect.

                  Section 3.5 Consents; Status. No consent or approval of any Person, including any Governmental Authority, is required for it to execute, deliver and perform this Agreement, or for the validity and enforceability of the Lien and security interest in the Collateral created hereby, that in each case has not been obtained and is not in full force and effect. It is approved by, and qualified and in good standing with, all Governmental Authorities necessary for it to service the Student Loans under the Servicing Contracts.

                                   ARTICLE IV

                                    COVENANTS

                  The Debtor covenants and agrees with the Agent that until the Obligations are paid and performed in full and all commitments under the Credit Agreement have expired or have been terminated:

                  Section 4.1 Payment Obligations. It shall, in accordance with its customary business practices, endeavor to collect or cause to be collected from each obligor on the Collateral, as and when due, any and all amounts owing under the Collateral. Without the prior written consent of the Agent, it shall not, except in the ordinary course of business, (a) grant any extension of time for any payment with respect to any of the Collateral, (b) compromise, compound, or settle any of the Collateral for less than the full amount thereof, (c) release, in whole or in part, any Person liable for payment of any of the Collateral, (d) allow any credit or discount for payment with respect to any of the Collateral, or (e) release any Lien or guaranty securing any payment obligation under the Collateral.

                  Section 4.2 Further Assurances. At any time and from time to time, upon the request of the Agent, and at its sole expense, it shall, promptly execute and deliver all such further agreements, documents and instruments and take such further action as the Agent may reasonably deem necessary or appropriate to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, it shall upon reasonable request by the Agent: (a) authorize the Agent to file such financing statements as the Agent may from time to time require; (b) take such action as the Agent may request to permit the Agent to have control over any investment property; (c) deliver to the Agent all Collateral the possession of which is necessary to perfect its security interest therein, duly endorsed and/or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; and (d) execute and deliver to the Agent such other agreements, documents and instruments as the Agent may reasonably require to perfect and maintain the validity, effectiveness and priority of the Liens intended to be created by the Loan Documents.

                  Section 4.3 Corporate Changes. It shall not change its name, identity, jurisdiction of organization, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading or its United States Federal Tax I.D. Number unless such action is permitted or not restricted by the Credit Agreement and it shall have given the Agent thirty (30) days prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by the Agent to protect its security interest in the Collateral with the perfection and priority thereof required by the Loan Documents. It shall not change its principal place of business, chief executive office or the place where it keeps its books and records unless it shall have given the Agent thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to cause its security interest in the Collateral to be perfected with the priority required by the Loan Documents.

                  Section 4.4 Performance of Servicing Contracts. It will, at its expense: (a) perform and observe all of the material terms and provisions of the Servicing Contracts to be performed or observed by it in accordance with their terms and with applicable laws and regulations of Governmental Authorities, maintain the Servicing Contracts in full force and effect, enforce the Servicing Contracts in accordance with their respective terms, and take all action to such end as may be from time to time reasonably requested by the Agent and (b) from time to time (1) furnish to the Agent such information and requests regarding the Servicing Contracts as the Agent may reasonably request and (2) upon reasonable request of the Agent make to any other party to any Servicing Contract such demands and requests for information and reports or for action as it is entitled to make thereunder.

                  Section 4.5 Modification to Servicing Contracts. It will not amend or otherwise modify the terms and conditions of any Servicing Contract if such amendment or modification could have a Material Adverse Effect.

                                    ARTICLE V

                               RIGHTS OF THE AGENT

                  Section 5.1 POWER OF ATTORNEY. THE DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE AGENT AND ANY OFFICER OR AGENT THEREOF, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE NAME OF THE DEBTOR OR IN ITS OWN NAME, TO TAKE, WHEN AN EVENT OF DEFAULT EXISTS, ANY AND ALL ACTIONS AND TO EXECUTE ANY AND ALL DOCUMENTS AND INSTRUMENTS WHICH THE AGENT AT ANY TIME AND FROM TIME TO TIME DEEMS NECESSARY OR DESIRABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IT HEREBY GIVES THE AGENT THE POWER AND RIGHT ON ITS BEHALF AND IN ITS OWN NAME TO DO ANY OF THE FOLLOWING WHEN AN EVENT OF DEFAULT EXISTS, WITH NOTICE TO THE DEBTOR BUT WITHOUT THE CONSENT OF THE DEBTOR:

                           (a) to demand, sue for, collect or receive, in the name of it or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral or any policy of insurance;

                           (b) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral;

                           (c) to notify post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Agent and to receive, open, and dispose of mail addressed to the Debtor;

                           (d) (A) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct (the Debtor agrees that if any Proceeds of any Collateral shall be received by it after such a direction from the Agent, it shall promptly deliver such Proceeds to the Agent with any necessary endorsements, and until such Proceeds are delivered to the Agent, such Proceeds shall be held in trust by it for the benefit of the Agent and shall not be commingled with any other of its funds or property); (B) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any assignments, proxies, stock powers, verifications and notices in connection with accounts or payment obligations and other documents relating to the Collateral; (D) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against it with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to add or release any guarantor, endorser, surety or other party to any of the Collateral; (H) to renew, extend or otherwise change the terms and conditions of any of the Collateral; (I) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral (including claims under any policy of insurance); and (J) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, maintain, or realize upon the Collateral and the Agent's security interest therein.

                  THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH
SECTION 7.11. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither the Agent nor any Person designated by the Agent shall be liable for any act or omission or for any error of judgment or any mistake of fact or law, except any of the same resulting from its or their gross negligence or willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve, maintain and realize upon its security interest in the Collateral. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any Lien given to secure the Collateral.

                  Section 5.2 Assignment by the Agent. The Agent may at anytime assign or otherwise transfer all or any portion of their rights and obligations under this Agreement and the other Loan Documents (including, without limitation, the Obligations) to any other Person, to the extent permitted by, and upon the conditions contained in, the Credit Agreement, and such Person shall thereupon become vested with all the benefits thereof granted to the Agent, herein or otherwise.

                                   ARTICLE VI

                          DEFAULT, RIGHTS AND REMEDIES

                  If an Event of Default exists, the Agent shall have the following rights and remedies:

                           (a) In addition to all other rights and remedies granted to the Agent in this Agreement or in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Agent may (A) without demand or notice to it, collect, receive or take possession of the Collateral or any part thereof and for that purpose the Agent may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable or otherwise as may be permitted by law. The Agent shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of the Debtor, which right or equity of redemption is hereby expressly waived and released by the Debtor. Upon the request of the Agent, the Debtor shall assemble the Collateral and make it available to the Agent at anyplace designated by the Agent that is reasonably convenient to it and the Agent. The Debtor agrees that the Agent shall not be obligated to give more than ten (10) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtor shall be liable for all reasonable expenses of retaking, holding, preparing for sale or the like, and all reasonable attorneys' fees, legal expenses and other costs and expenses incurred by the Agent in connection with the collection of the Obligations and the enforcement of the Agent's rights under this Agreement. The Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full to the extent provided in the Loan Documents. The Agent may apply the Collateral against the Obligations as provided in the Credit Agreement. The Debtor waives all rights of marshalling, valuation and appraisal in respect of the Collateral. Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and then or at any time thereafter applied in whole or in part by the Agent against, the Obligations in the order permitted by the Credit Agreement. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Agent and remaining after payment in full of all the Obligations shall be promptly paid over to the Debtor or to whomsoever may be lawfully entitled to receive such surplus; provided that the Agent shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

                           (b) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent's nominee or nominees.

                           (c) The Agent may exercise any and all of the rights and remedies of the Debtor under or in respect of the Collateral, including, without limitation, any and all rights of it to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral.

                           (d) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

                           (e) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

                                   ARTICLE VII

                                  MISCELLANEOUS

                  Section 7.1 No Waiver; Cumulative Remedies. No failure on the part of the Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

                  Section 7.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Agent and respective successors and assigns, except that Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Agent.

                  Section 7.3 AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS,

WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT OPAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the Debtor and the Agent.

                  Section 7.4 Notices. All notices and other communications provided for in this Agreement shall be given or made in accordance with the Credit Agreement.

                  Section 7.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Wisconsin and applicable laws of the United States of America.

                           Section 7.6 Headings. The headings, captions, and
arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

                  Section 7.7 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Agent shall affect the representations and warranties or the right of the Agent or the Bank to rely upon them.

                  Section 7.8 Counterparts. This Agreement may be executed in any number of counterparts and on telecopy counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

                  Section 7.9 Waiver of Bond. In the event the Agent seeks to take possession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

                  Section 7.10 Severability. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 7.11 Termination. If all of the Obligations shall have been paid and performed in full, all commitments of the Bank shall have expired or terminated, the Agent shall, upon the written request of the Debtor, execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

                  Section 7.12 Obligations Absolute. All rights and remedies of the Agent hereunder, and all obligations of the Debtor hereunder, shall be absolute and unconditional irrespective of: (a) any lack of validity or enforceability of any of the Loan Documents; or (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents; any exchange, release, or non-perfection of any Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations; or any other circumstance that might otherwise constitute a defense available to, or a discharge of, a third party pledgor.

                  Section 7.13 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEBTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE AGENT OR ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                           DEBTOR:

                                           NATIONAL EDUCATION LOAN NETWORK, INC.

                                           By:_________________________________
                                              Name:____________________________
                                              Title:___________________________

                                           AGENT:

                                           M&I MARSHALL & ILSLEY BANK,
                                           as Agent for the Secured Parties

                                           By:_________________________________
                                              Name:____________________________
                                              Title:___________________________



  [Signature Page to National Education Loan Network, Inc. Security Agreement]

                                  SCHEDULE 3.1
                                       TO
                               SECURITY AGREEMENT

                      CURRENT FFELP LOAN SERVICING CLIENTS

                                      None.

                                  SCHEDULE 3.1A
                                       TO
                               SECURITY AGREEMENT

                          LOAN APPLICATION PROCESSING,
                      DISBURSEMENT AND SERVICING AGREEMENT

                                       N/A

                                  SCHEDULE 3.2
                                       TO
                               SECURITY AGREEMENT

   OFFICE LOCATIONS; FICTITIOUS NAMES; TAX I.D. NUMBER; ORGANIZATIONAL NUMBER

OFFICE LOCATIONS:

121 South 13th Street, Suite 201, Lincoln, NE 68508

NAMES:

         Current Name:                    NATIONAL EDUCATION LOAN NETWORK, INC.

         Prior Names:                     NELNET, INC.

         Fictitious Names:                None

TAX PAYER I.D. NO.:

47-0828363

                                    EXHIBIT H

                                SCHEDULE OF BANKS

                                                                                   Commercial   Commercial
                                                           Revolving    Revolving    Paper         Paper        Total        Total
                                                          Commitment   Percentage  Commitment   Percentage   Commitment   Commitment
           Lender                 Address for Notice        Amount      Interest     Amount      Interest      Amount     Percentage
--------------------------  ----------------------------  ----------   ----------  ----------   -----------  ----------   ----------
M&I Marshall & Ilsley Bank  770 North Water Street        $17,500,000       50%    $17,500,000        50%    $35,000,000       50%
                            Milwaukee, WI  53202

First National Bank         1620 Dodge Street, Stop 1196  $ 7,500,000     21.4%    $ 7,500,000      21.4%    $15,000,000     21.4%
of Omaha                    Omaha, NE 68197

SunTrust Bank               200 West Forsyth Street       $ 5,000,000     14.3%    $ 5,000,000      14.3%    $10,000,000     14.3%
                            Jacksonville, FL  32202

Fifth Third Bank, Indiana   251 North Illinois Street,    $ 5,000,000     14.3%    $ 5,000,000      14.3%    $10,000,000     14.3%
                            Suite 1000
                            Indianapolis, IN 46204

         Total                                            $35,000,000      100%    $35,000,000       100%    $70,000,000      100%

                                   EXHIBIT I

                             INTERCREDITOR AGREEMENT

                  This Intercreditor Agreement (this "Agreement") dated as of September 25, 2003, among M&I Marshall & Ilsley Bank, SunTrust Bank, First National Bank of Omaha and Fifth Third Bank, Indiana (the "Lenders") and Bank of America, N.A. ("B of A") (and together with the Lenders, the "Senior Lenders") and M&I Marshall & Ilsley Bank, as Agent for the Lenders under the Credit Agreement referred to below. All capitalized terms used herein are used herein as defined in Section 1 hereof.

                                   WITNESSETH:

                  WHEREAS, the Lenders and the Agent are entering into the Credit Agreement with the Borrowers, pursuant to which the Lenders have made and provided, and may continue to make and provide, loans and other financial accommodations to the Borrowers including providing for the issuance of commercial paper;

                  WHEREAS, B of A has heretofore made and provided, and may continue to make and provide, loans and other financial accommodations to one or more of the Borrowers, pursuant to the terms and conditions of the B of A Facility referred to below;

                  WHEREAS, the Senior Lenders wish to execute and deliver this Agreement to define their rights and obligations with respect to each other such that certain payments received by any Senior Lender on account of the Senior Indebtedness shall be shared among all Senior Lenders equally and ratably in accordance with the respective amounts of the Senior Indebtedness then held by each of them, all as further set forth herein; and

                  NOW, THEREFORE, the parties hereto agree as follows:

                  Section 1. DEFINITIONS

                  1.1. The following terms have the following meanings, unless the context otherwise requires:

                  "Acceleration" shall mean the acceleration of all or any part of the Senior Indebtedness.

                  "Affiliate" of any Person shall mean any other Person which directly or indirectly controls, is controlled by or is under common control with such first Person. A Person shall be deemed to control a corporation or other entity if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or other entity, whether through the ownership of voting securities, by contract or otherwise.

                  "Agent" has the meaning stated in the Credit Agreement.

                  "B of A" has the meaning stated in the preamble to this Agreement, and includes any successors and assigns.

                  "B of A Facility" shall mean that credit agreement between one or more of the Borrowers and B of A, dated January 11, 2000, as amended, supplemented or modified from time to time in accordance with the terms thereof.

                  "Borrowers" shall mean Nelnet, Inc., a Nebraska corporation and National Education Loan Network, Inc., a Nevada corporation.

                  "Collateral" shall mean all property and assets, and interests in property and assets which from time to time secures all or any part of the Senior Indebtedness.

                  "Collateral Documents" shall mean all pledge agreements and any security agreements, mortgages, assignments of intercompany agreements or other agreements, documents or instruments in effect on the date of this Agreement or executed by the Borrowers or any other Company under which the Borrowers or such Company has granted a lien upon or security interest in any property or assets to secure all or any part of the Senior Indebtedness, and all financing statements, certificates, documents and instruments relating thereto or executed or provided in connection therewith, each as amended, restated, supplemented or otherwise modified from time to time.

                  "Companies" shall mean, collectively, the Borrowers and the Guarantors and each individually a "Company".

                  "Credit Agreement" shall mean the Credit Agreement dated as of September 25, 2003, among the Borrowers, the Lenders named therein and M & I Marshall & Ilsley Bank, as Agent, as amended, supplemented or modified from time to time in accordance with the terms thereof.

                  "Enforcement" shall mean (a) an Acceleration, (b) the occurrence of an Event of Default under either Section 10.1 of the Credit Agreement or under Section 10.1 of the B of A Facility, which has not been waived or cured, (c) the early termination of any Senior Indebtedness Agreements, (d) any affirmative action taken by the Senior Lenders to liquidate or dispose of the Collateral or (e) the exercise by any Senior Lender of its rights of set-off against a deposit account of any Company.

                  "Event of Default" shall mean a "Default," as defined in the Credit Agreement, or an "Event of Default", as defined in the B of A Facility.

                  "Guarantors" shall mean each Person which is or may become a guarantor of all or any part of the Senior Indebtedness.

                  "Guaranty Agreements" shall mean those guaranty agreements heretofore or hereafter executed and delivered by any Guarantor, pursuant to which all or any part of the Senior Indebtedness is guaranteed.

                  "Lenders" has the meaning stated in the preamble to this Agreement, and includes any successors and assigns.

                  "Notice of Enforcement" shall mean a written certification given by or on behalf of any Senior Lender to the other Senior Lenders certifying that an Enforcement has occurred.

                  "Person" shall mean an individual, partnership, limited liability company, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, governmental agency or other authority.

                  "Pro Rata Portion" shall mean, on any date of determination and with respect to any Senior Lender, the proportion which the portion of the Total Obligations owed to such Senior Lender bears to the Total Obligations owed to all Senior Lenders as of such date.

                  "Receiving Lender" has the meaning stated in Section 3.3.

                  "Senior Indebtedness" shall mean the Obligations as defined in the Credit Agreement and the Obligations as defined in the B of A Facility. The term "Senior Indebtedness" shall include all of the foregoing Obligations whether or not allowed as a claim in any bankruptcy, insolvency, receivership or similar proceeding.

                  "Senior Indebtedness Agreements" shall mean, collectively, (a) the Loan Documents as defined in the Credit Agreement, and (b) the Loan Documents as defined in the B of A Facility.

                  "Shared Payment" shall mean any payment of any kind received by any Senior Lender on or after the occurrence and during the continuance of an Enforcement on account of any of the Senior Indebtedness (including, without limitation, any proceeds of Collateral and any proceeds resulting from a set-off of a deposit account (whether or not with respect to any Senior Indebtedness) and any payment or distribution made in the context of any bankruptcy, insolvency or reorganization proceeding).

                  "Total Obligations", shall mean, as of any date of determination, the sum of the Obligations (as defined in the Credit Agreement) and the Obligations (as defined in the B of A Facility) outstanding on such date.

                  1.2. Certain Other Terms. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Section references are to this Agreement unless otherwise specified. All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

                  Section 2. LIEN ISSUES; OTHER MATTERS.

                  2.1. Lien Priorities. The parties to this Agreement expressly agree that the security interests and liens granted to the Senior Lenders and/or the Agent shall secure the Senior Indebtedness on a pari passu basis for the benefit of the Senior Lenders, notwithstanding the relative priority or the time of grant, creation, attachment or perfection under applicable law of any security interests and liens, if any, of the Senior Lenders upon or in any of the Collateral to secure any Senior Indebtedness, whether such security interests and liens are now existing or hereafter acquired or arising and whether such security interests and liens are in or upon now existing or hereafter arising Collateral.

                  2.2. Senior Lender Credit Decision. Each Senior Lender acknowledges that it has, independently and without reliance upon any other Senior Lender and based on the financial statements prepared by the Borrowers and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Senior Indebtedness Agreements. Each Senior Lender also acknowledges that it will, independently and without reliance upon any other Senior Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Senior Indebtedness Agreements.

                  2.3. Distributions and Consents. Each of the Senior Lenders hereby agrees, on five business days' notice from any Senior Lender, to confirm to all Senior Lenders in writing the outstanding balance of the Senior Indebtedness (itemized as to principal, interest, fees and other amounts, if any), owing to such Senior Lender as of the date of such notice.

                  Section 3. PAYMENTS, ETC.

                  3.1. Permitted Payments. Prior to the occurrence of an Enforcement, each Senior Lender may receive from any Company and retain for its own account (subject to requirements of pro rata sharing among Lenders under the Credit Agreement), all payments of any Senior Indebtedness owing to the Senior Lenders or any of them provided for in the Senior Indebtedness Agreements.

                  3.2. Notice of Enforcement. Each Senior Lender shall give a Notice of Enforcement to all other Senior Lenders as soon as possible, but in any event, within ten days of becoming aware of the occurrence of an Enforcement in respect of any of the Senior Indebtedness owed to such Senior Lender.

                  3.3. Turnover of Payments. Each Senior Lender that receives any Shared Payment by or on behalf of any of the Companies or otherwise from any Person or source (any such Senior Lender, a "Receiving Lender") shall, immediately after receipt of a Notice of Enforcement (or, if such Senior Lender gave such Notice of Enforcement, therewith), or, if later, immediately upon receipt of such Shared Payment, notify all other Senior Lenders in writing of the amount and date of receipt of such Shared Payment and deliver to each other Senior Lender its Pro Rata Portion of such Shared Payment. Each delivery of any Shared Payment shall be accompanied by a written calculation of the amount of the Shared Payment owing to each Senior Lender. Such calculation shall be deemed correct unless any Senior Lender delivers notice of dispute within thirty days of such Senior Lender's receipt of the calculation.

         Notwithstanding the foregoing, to the extent that any amounts available for distribution pursuant to this Section 3.3 are attributable to the Senior Indebtedness that related to outstanding commercial paper under the Credit Agreement, such amounts shall be held in a reserve or other account unavailable to the Companies (the "Reserve Account") to be established by the Agent. Amounts in the Reserve Account shall be used from time to time to the extent allocated to commercial paper, to pay the applicable loan and reimbursement obligations for which such amounts were held in reserve as they become due. Any amounts remaining in the Reserve Account following the expiration or satisfaction in full of the Senior Indebtedness for which such amounts were held in reserve shall be applied against any Senior Indebtedness remaining unpaid in accordance with the then applicable Pro Rata Portions.

                  3.4. Invalidated Payments. If any amount remitted by any Receiving Lender to any Senior Lender, in accordance with the provisions of this Agreement, is subsequently returned or repaid (or required to be returned or repaid) by such Receiving Lender to any of the Companies or their representatives or successors in interest, whether by court order, settlement or otherwise, the Senior Lender receiving a portion of such payment shall, promptly upon its receipt of notice thereof from such Receiving Lender, pay such Receiving Lender the portion received by it of such returned or repaid amount. If any such amounts are subsequently recovered by such Receiving Lender from any of the Companies or their representatives or successors in interest, such Receiving Lender shall redistribute such amounts to the Senior Lenders on the same basis as such amounts were originally distributed. The obligations of the Senior Lenders under this Section 3.4 shall survive the repayment of the Senior Indebtedness and termination of the Senior Indebtedness Agreements.

                  3.5. Receiving Lender to be Subrogated to Rights of Other Senior Lenders. Any Receiving Lender that has remitted any portion of a Shared Payment received by it to the other Senior Lenders as provided in Section 3.3 shall, to the extent of such remittance distributable to any other Senior Lender, be subrogated to the rights of each of such other Senior Lenders to receive payments from the Companies applicable to the Senior Indebtedness owed to such other Senior Lenders, until all Senior Indebtedness owed to such Receiving Lender shall be paid in full, and for purposes of such subrogation, no payment by such Receiving Lender to such other Senior Lenders shall, as between the Companies or any of them, their respective creditors other than the holders of any Senior Indebtedness, and the holders of any Senior Indebtedness, be deemed to be a payment by any of the Companies to such other Senior Lenders or on account of their Senior Indebtedness, it being understood that the provisions of this
Section 3.3 are, and are intended, solely for the purpose of defining the relative rights of the holders of the Senior Indebtedness.

                  3.6. Changes in Senior Indebtedness. If, following any payments pursuant to Section 3.4, the amount of outstanding Senior Indebtedness held by any Senior Lender is determined to be different than the amount used to calculate such distribution (other than as a result of such distribution), whether due to the invalidation of any payment made to any Senior Lender which is not addressed in Section 3.4, a mistake in fact or otherwise, (subject to Section 3.3) then the Senior Lenders shall apply the principles set forth in
Section 3.4 to reallocate any amounts previously distributed pursuant to Section 3.4.

                  Section 4. MODIFICATIONS OF SENIOR INDEBTEDNESS. No Lender shall increase the aggregate Commitment (as defined in the Credit Facility) under the Credit Facility, and B of A shall not increase the Commitment under the B of A Facility.

                  Section 5. SENIOR LENDERS' WAIVERS. No waiver shall be deemed to be made by Senior Lenders of any of their rights hereunder, unless the same shall be in writing signed on behalf of Senior Lenders, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of Senior Lenders or the obligations of Subordinated Creditor to Senior Lenders in any other respect at any other time.

                  Section 6. PRIORITIES. The priorities specified hereinabove are applicable irrespective of the time or order of attachment or perfection of any security interest or other interests referred to herein, the time or order of filing of financing statements or mortgages, the acquisition of purchase money or other security interests, or the time of giving or failure to give notice of the acquisition or expected acquisition of purchase money or other security interests. The priorities specified herein are not conditioned upon the nonavoidability or perfection of Senior Lenders' security interests in any Collateral for the Senior Indebtedness.

                  Section 7. REPRESENTATIONS AND WARRANTIES.

                  Each Senior Lender represents and warrants to the other Senior Lenders that:

                  7.1. It has full power, authority and legal right to execute, deliver and perform this Agreement, and the execution, delivery and performance of this Agreement will not violate any provision of any instrument or agreement to which it is a party or by which it or any of its properties is subject or bound;

                  7.2. No consent, license, approval or authorization of, or registration or declaration with, any governmental instrumentality, domestic or foreign, is required in connection with the execution, delivery or performance by it of this Agreement;

                  7.3. This Agreement constitutes its legal, valid and binding obligation and is enforceable against it in accordance with its terms;

                  7.4. It has not heretofore assigned or transferred any of the Senior Indebtedness owing to it, or any interest therein; and

                  7.5. It has not heretofore entered into an agreement similar to this Agreement in respect of the Senior Indebtedness owing to it.

                  Section 8. NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be in writing delivered by hand delivery, reputable overnight courier service or certified mail, return receipt requested, with charges prepaid, addressed as follows:

            If to Senior Lenders, to:    Bank of America, N.A.
                                         901 Main Street, 66th Floor
                                         Dallas, Texas 75202
                                         Attention: Shelly Harper

                                         Fifth Third Bank, Indiana
                                         251 North Illinois Street, Suite 1000
                                         Indianapolis, IN 46204
                                         Attention: Andy Cardimen

                                         First National Bank of Omaha
                                         1620 Dodge Street, Stop 1196
                                         Omaha, NE 68197
                                         Attention: Brock Taylor

                                         M&I Marshall & Ilsley Bank
                                         770 North Water Street
                                         Milwaukee, Wisconsin 53202
                                         Attention: Patrick J. Haney

                                         SunTrust Bank
                                         200 West Forsyth Street
                                         Jacksonville, FL 32202
                                         Attention: Michael A. Green

or in accordance with the last unrevoked written direction from the applicable party to the other party hereto. All notices shall be effective when hand delivered or sent by confirmed telecopy, one business day after sent by reputable overnight courier or three (3) business days after sent by certified mail, return receipt requested.

                  Section 9. SEVERABILITY. The provisions of this Agreement are independent of and separate from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

                  Section 10. MISCELLANEOUS

                  10.1. Governing Law and Amendments. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF WISCONSIN AND SHALL BE CONSTRUED AND ENFORCED

IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF SUCH STATE (WITHOUT RESPECT TO CONFLICTS OF LAW PROVISIONS THEREOF WHICH COULD RESULT IN THIS AGREEMENT BEING GOVERNED BY THE LAWS OF ANY OTHER JURISDICTION), BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. THIS AGREEMENT MAY NOT BE MODIFIED OR AMENDED ORALLY BUT ONLY BY AN INSTRUMENT IN WRITING EXECUTED BY THE PARTIES AGAINST WHOM ENFORCEMENT OF ANY WAIVER, CHANGE, MODIFICATION OR DISCHARGE IS SOUGHT.

                  10.2. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one agreement, and shall constitute a binding agreement when executed by each of the parties hereto.

                  10.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto including any assignees of the Senior Indebtedness and/or the Senior Indebtedness Agreements. Each Senior Lender agrees that it will not assign any of the Senior Indebtedness absent an acknowledgment and acceptance by the assignee thereof of the terms of this Agreement.

                  10.4. Termination. This Agreement shall terminate upon the payment in full of all Senior Indebtedness and termination of the Senior Indebtedness Agreements.

                  10.5. Cooperation. Each Senior Lender agrees (a) to provide accurate information to the other Senior Lenders as to the amount of its outstanding Senior Indebtedness and to promptly provide updated information to correct any errors of which it becomes aware, (b) to cooperate fully with each other Senior Lender, in the exercise of its reasonable judgment, to the end that the terms and provisions of this Agreement may be promptly and fully carried out, and (c) from time to time, to execute and deliver any and all other agreements, documents or instruments and to take such other actions, all as may be reasonably necessary or desirable to effectuate the terms, provisions and the intent of this Agreement.

                  10.6. No Third Party Beneficiaries. No Person, including, without limitation, the Companies and their respective Affiliates, other than the Senior Lenders, the Agent and their respective successors and assigns, shall have any rights under this Agreement.

                  10.7. Contesting Liens or Security Interests; No Partitioning or Marshalling of Collateral: Contesting Senior Indebtedness.

                           (i) None of the Senior Lenders shall contest the
                  validity, perfection, priority or enforceability of or seek to avoid, have declared fraudulent or have put aside any lien or security interest granted to the Senior Lenders and each party hereby agrees to cooperate in the defense of any action contesting the validity, perfection, priority or enforceability of such liens or security interests. Each party shall also use its best efforts to notify the other parties of any change in the location of any of the Collateral or the business operations of any Company or of any change in law which would make it necessary or advisable to file additional financing statements in another location as against any Company with respect to the liens and security interests intended to be created by the Collateral Documents, but the failure to do so shall not create a cause of action against the party failing to give such notice or create any claim or right on behalf of any other party to this Agreement and any third party.

                           (ii) None of the Senior Lenders shall contest the
                  validity or enforceability of or seek to avoid, have declared fraudulent or have set aside any Senior Indebtedness (including, without limitation, any Guaranty Agreement). In the event any Senior Indebtedness is invalidated, avoided, declared fraudulent or set aside for the benefit of any Company, the Senior Lenders agree that such Senior Indebtedness shall nevertheless be considered to be outstanding for all purposes of this Agreement.

                  10.8. Bankruptcy Proceedings. Nothing contained herein shall limit or restrict the independent right of any Senior Lender to initiate an action or actions in any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding in its individual capacity and to appear to be heard on any matter before the bankruptcy or other applicable court in any such proceeding, including, without limitation, with respect to any question concerning the post-petition usage of collateral and post-petition financing arrangements, provided such initiating Senior Lender provides all other Senior Lenders notice of the initiation of any such action prior thereto or as soon as practicable thereafter. This Agreement shall survive the commencement of any such bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding. Nothing contained herein shall be deemed to supersede the class voting provisions for confirming a plan of reorganization in any chapter 11 case of any of the Companies.

                  10.9. Exercise of Remedies. Nothing contained herein shall be deemed to require any Senior Lender to exercise any right of set-off or any other remedy against any Company, whether arising under any Senior Indebtedness Agreement or otherwise.

                  10.10. Limitation on Liens. Except with respect to the $50,000,000 Irrevocable Standby Letter of Credit No. 3056037 dated May 23, 2003, issued by B of A, (a) neither the Agent nor any Senior Lenders shall take or receive, nor permit to exist, a security interest in or lien upon any of the property or assets of any Company as security for the payment of any indebtedness of any Company other than the Senior Indebtedness, nor (b) shall the Agent, nor any Senior Lender take or receive, nor permit to exist, a security interest in or a lien upon any of the property or assets of any Company as security for payment, other than any Senior Indebtedness. The existence of a common law lien on deposit accounts shall not be prohibited by the provisions of this Section 10.10 provided that any realization on such lien and the application of the proceeds thereof shall be subject to the provisions of this Agreement.

                  10.11. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

                           [signature pages to follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

                           LENDERS:

                           M & I MARSHALL & ILSLEY BANK as
                           Agent and Lender under the Credit Agreement

                           By:
                              ----------------------------------
                           Attest:

                           SUNTRUST BANK, as a Lender under
                           the Credit Agreement

                           By:
                              ----------------------------------
                           Title:

                           FIRST NATIONAL BANK OF OMAHA, as
                           a Lender under the Credit Agreement

                           By:
                              ----------------------------------
                           Title:

               [Signature Page 1 of 2 to Intercreditor Agreement]

                           FIFTH THIRD BANK INDIANA as a Lender
                           under the Credit Agreement

                           By:
                              ----------------------------------
                           Title:

                           BANK OF AMERICA, N.A., as a lender under the B of A Facility

                           By:
                              ----------------------------------
                           Title:

Acknowledged and Agreed as of this------day of ----------, 2003:

NELNET, INC.

By:
   ----------------------------------
Title:
      -------------------------------

NATIONAL EDUCATION LOAN NETWORK, INC.

By:
   ----------------------------------
Title:
      -------------------------------

               [Signature Page 2 of 2 to Intercreditor Agreement]

                                  SCHEDULE 6.14
                                       to
                                  NELNET, INC.
                      NATIONAL EDUCATION LOAN NETWORK, INC.
                                CREDIT AGREEMENT

                              List of Subsidiaries
                   Directly Owned Subsidiaries of NELNET, INC.

                                                                Principal
                                                                Place of    Authorized   Outstanding     %       Regular
        Name and Type        Jurisdiction   Type of Entity      Business      Equity        Equity    Interest  Subsidiary
--------------------------------------------------------------------------------------------------------------------------
1.   NATIONAL EDUCATION         Nevada       Corporation       Lincoln, NE     1,000 sh.     100 sh.    100
     LOAN NETWORK, INC.

2.   UFS Securities, LLC           _____       Limited         Lincoln, NE        N/A          N/A      100       Yes
                                              liability
                                               company

      Directly Owned Subsidiaries of NATIONAL EDUCATION LOAN NETWORK, INC.

                                                                      Principal
                                                                      Place of      Authorized   Outstanding      %       Regular
            Name and Type          Jurisdiction   Type of Entity      Business        Equity        Equity     Interest  Subsidiary
-----------------------------------------------------------------------------------------------------------------------------------
1.   NHELP-I, Inc.                    Nevada       Corporation       Lincoln, NE     1,000 sh.      100 sh.      100

2.   NHELP-II Inc.                    Nevada       Corporation       Lincoln, NE     1,000 sh.    1,000 sh.      100

3.   NHELP-III, Inc.                  Nevada       Corporation       Lincoln, NE     1,000 sh.      100 sh.      100

4.   Nelnet Student Loan              Nevada       Corporation       Lincoln, NE     1,000 sh.    1,000 sh.      100
     Corporation-1, Inc.

5.   Nelnet Student Loan              Nevada       Corporation       Lincoln, NE     1,000 sh.    1,000 sh.      100
     Corporation-2, Inc.

6.   Nelnet Corporation               Nevada       Corporation       Lincoln, NE     1,000 sh.    1,000 sh.      100         Yes

7.   Nelnet Private Student Loan      Nevada       Corporation       Lincoln, NE     1,000 sh.    1,000 sh.      100
     Corporation-1

8.   National Higher Educational      Nebraska     Corporation       Lincoln, NE     1,000 sh.    1,000 sh.      100         Yes
     Loan Program, Inc.

9.   MELMAC, Inc.                     Nevada       Corporation      Portland, ME       200 sh.      1 share      100

10.  Nelnet Marketing Solutions,
     Inc.                             Florida      Corporation    Jacksonville, FL  10,000 sh.    1,100 sh.      100         Yes

11.  Nelnet Guarantee Services,
     Inc.                             Florida      Corporation    Jacksonville, FL   1,000 sh.    1,000 sh.      100         Yes

                                                                 Principal
                                                                 Place of        Authorized      Outstanding       %       Regular
         Name and Type         Jurisdiction  Type of Entity      Business          Equity           Equity      Interest  Subsidiary
------------------------------------------------------------------------------------------------------------------------------------
12.  EFS, Inc.                   Indiana      Corporation    Indianapolis, IN  1,000,000 sh.  361,577.515 sh.     100        Yes

13.  Nelnet Education Loan       Nebraska     Corporation       Lincoln, NE        1,010 sh.        1,010 sh.     100
     Funding, Inc.

14.  Charter Account Systems,    New York     Corporation       Albany, NY         1,400 sh.        1,400 sh.     100        Yes
     Inc.

15.  Idaho Financial              Idaho       Corporation        Boise, ID      4,000,000 sh.     400,000 sh.     100        Yes
     Associates, Inc.

16.  Nelnet Canada Inc.            New        Corporation       Denver, CO          1,000 sh.       1,000 sh.     100        Yes
                                 Brunswick

17.  Nelnet Student Loan          Nevada      Corporation       Lincoln, NE        1,000 sh.        1,000 sh.     100
     Warehouse Corp.-1

18.  Nelnet Student Loan          Nevada        Limited         Lincoln, NE           N/A              N/A        100
     Funding, LLC                              liability
                                                company

19.  Nelnet Student Loan          Nevada      Corporation       Lincoln, NE          100 sh.          100 sh.     100
     Funding Management
     Corporation

20.  Student Partner Services,   Nebraska     Corporation       Lincoln, NE        1,000 sh.         1,000 sh.    100        Yes
     Inc.

                  Directly Owned Subsidiaries of NHELP-II. Inc.

                                                        Principal
                                                        Place of     Authorized    Outstanding     %       Regular
      Name and Type   Jurisdiction    Type of Entity    Business       Equity         Equity    Interest  Subsidiary
--------------------------------------------------------------------------------------------------------------------
1.    NHELP-II, LLC      Nevada     Limited Liability  Lincoln, NE  N/A (single   N/A/ (single    100
                                         Company                      member)       member)

                  Directly Owned Subsidiaries of MELMAC,. Inc.

                                                                  Principal
                                                                  Place of     Authorized    Outstanding       %          Regular
          Name and Type        Jurisdiction    Type of Entity     Business       Equity         Equity      Interest     Subsidiary
-----------------------------------------------------------------------------------------------------------------------------------
1.   MELMAC Enterprises, Inc.     Nevada        Corporation     Portland, ME        100 sh.        1 sh.       100

2.   MELMAC, LLC                 Delaware    Limited Liability  Portland, ME          N/A           N/A   99% (MELMAC,
                                                  Company                                                   Inc.) 1%
                                                                                                             (Melmac
                                                                                                           Enterprises,
                                                                                                               Inc.)

         Directly Owned Subsidiaries of Nelnet Marketing Solutions, Inc.

                                                        Principal
                                                        Place of     Authorized  Outstanding      %       Regular
        Name and Type   Jurisdiction  Type of Entity    Business       Equity       Equity     Interest  Subsidiary
-------------------------------------------------------------------------------------------------------------------
1.   ClassCredit, Inc.    Florida      Corporation    Jacksonville,    100 sh.     100 sh.       100         Yes
                                                           FL

2.   InTuition, Inc.      Florida      Corporation    Jacksonville,  1,000,000   1,000,000       100         Yes
                                                           FL

         Directly Owned Subsidiaries of Nelnet Guarantee Services, Inc.

                                                         Principal
                                                         Place of     Authorized   Outstanding         %       Regular
      Name and Type   Jurisdiction    Type of Entity     Business       Equity        Equity        Interest  Subsidiary
------------------------------------------------------------------------------------------------------------------------
1.   GuaranTec, LLP      Florida    Limited Liability  Jacksonville,     N/A           N/A          51 (49%       Yes
                                        Partnership         FL                                     National
                                                                                                  Education
                                                                                                 Loan Network)

                    Directly Owned Subsidiaries of EFS, Inc.

                                                          Principal
                                                          Place of     Authorized   Outstanding       %        Regular
        Name and Type     Jurisdiction  Type of Entity    Business       Equity        Equity      Interest   Subsidiary
------------------------------------------------------------------------------------------------------------------------
1.    EFS Finance Co.       Indiana      Corporation    Indianapolis,    1,000        1,000          100
                                                             IN

2.    EFS Services, Inc.    Indiana      Corporation    Indianapolis,    1,000        1,000          100         Yes
                                                             IN

                 Directly Owned Subsidiaries of EFS Finance Co.

                                                        Principal
                                                        Place of     Authorized   Outstanding       %       Regular
        Name and Type  Jurisdiction  Type of Entity     Business       Equity        Equity      Interest  Subsidiary
---------------------------------------------------------------------------------------------------------------------
1.         EMT Corp.     Indiana       Corporation    Indianapolis,     1,000        1,000          100
                                                           IN

         Directly Owned Subsidiaries of Nelnet Student Loan Funding, LLC

                                                                      Principal
                                                                      Place of   Authorized  Outstanding     %       Regular
               Name and Type            Jurisdiction  Type of Entity  Business     Equity       Equity    Interest  Subsidiary
------------------------------------------------------------------------------------------------------------------------------
1.    EMT Corp.                           Indiana          _____        _____       _____       _____       _____

2.    Nelnet Student Loan Trust 2002-1     _____           _____        _____       _____       _____       _____

3.    Nelnet Student Loan Trust 2002-2     _____           _____        _____       _____       _____       _____
      Nelnet Student Loan Trust 2003-1     _____           _____        _____       _____       _____       _____

4.    Nelnet Student Loan Trust 2003-2     _____           _____        _____       _____       _____       _____

               Directly Owned Subsidiaries of UFS Securities, LLC

                                                             Principal
                                                             Place of  Authorized  Outstanding      %       Regular
            Name and Type      Jurisdiction  Type of Entity  Business    Equity       Equity     Interest  Subsidiary
---------------------------------------------------------------------------------------------------------------------
1.    Shockley Financial Corp.  Colorado      Corporation      _____      _____       _____        100         Yes

                                  Schedule 6.22

                         Loan Loss Reserve as of 6/30/03

Loan Loss Reserve as of 6/30/03      $    13,750,634

Total Student Loans as of 6/30/03    $ 9,317,610,497

                                               0.148%

Covenant: The Loan Loss Reserve determined as of JUNE 30, 2003, was at least 0.060% of Total Student Loans, as set forth in Schedule 6.22, and was at least at such level as of the Closing Date.

                         Total Student Loan Calculation:

Student Loans Receivable-FFELP          $9,272,186,151  (per BOA report, SPC's page)
Student Loans Receivable-Private        $   86,980,487  (per BOA report, SPC's page)
Less: Participation Payable             $  (39,266,091) (per BOA report, SPC's page)
Nelnet, Inc.                            $        7,847  (Notes receivable accounts per BS)
SPS                                     $   (2,297,897) (Notes receivable, Loan suspense,
                                                         part payable per BS)
                                        --------------
Total Student Loans as of 6/30/03       $9,317,610,497

                                  Schedule 6.23

                Funded Debt to Leverage Denominator as of 6/30/03

SECTION 9.2 - MAXIMUM LEVERAGE RATIO

a       Funded Debt.
             i         Debt for borrowed money (B of A)                                          30,000,000

            ii         Debt evidenced by bonds, participation certificates etc.              10,151,641,188

            iii        Debt for deferred purchase price excluding trade payables                          -

            iv         Capital Lease obligations                                                          -

             v         Guaranties                                                                         -

            vi         Reimbursement obligations                                                          -

            vii        Debt of other secured by liens                                                     -

           viii        Obligations subject to mandatory dividend or redemptions                           -

            ix         Unfunded vested benefits                                                           -

             x         Non-complete and similar obligation                                                -

            xi         Synthetic Lease Obligations                                                        -

            xii        Other long term debt obligation liabilities                                        -

           xiii        Debt secured by student loans                                         10,151,641,188

            xiv        sum of (a)(i) through (xii) minus (xiii)                                  30,000,000

b     Borrowers' Rolling 12 month EBITDA (as directed on SCHEDULE 1)                             78,638,607

c     Pro Forma EBITDA of Prior Target or attributable to Prior Target Assets
      (as detailed on SCHEDULE 2)                                                                         -

d     EBITDA of Companies sold or disposed of (as detailed on Schedule 3)                                 -

e     Permitted Principal Payments during the period                                             (7,723,000)

f     Principal amounts paid under student loan participation agreements for residuals          (10,000,000)

g     Other adjustments approved by Bank                                                                  -

h     Adjusted EBITDA: Sum of (b) plus (c) minus (d) minus (e) minus (f) plus/minus (g)     $    60,915,607

i     Line (a)xiv/(h)                                                                                  0.49

j     Funded Debt to Adjusted EBITDA not to exceed                                                    2.250
                                                                                                   OK

Covenant: The ratio of Funded Debt determined as of JUNE 30, 2003 to the Leverage Denominator calculated for the four (4) fiscal quarters then ended, as set forth in Schedule 6.23, was not greater than 2.25 to 1 and such ratio as of the Closing Date, based upon the four most recently completed fiscal quarters, was not greater than 2.25 to 1 either.

                                  SCHEDULE 8.1
                                       to
               NELNET, INC. NATIONAL EDUCATION LOAN NETWORK, INC.
                                CREDIT AGREEMENT

                                  Existing Debt

                                                                                                    6/30/03             6/30/03
                                                                                                Original/Maximum     Current Amount
                       Issue                                             Issuer                    Issue Amount        Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
WAREHOUSING LINES:
  NHELP-I                                                             NHELP-I, Inc.                345,000,000        104,474,666
  (CP Conduit with Concord Minutement Capital)

NHELP-II                                                              NHELP-II, Inc.                60,000,000              - 0 -
  (CP Conduit with Galleon Capital Corporation)

NHELP-III                                                             NHELP-III                    450,000,000(1)     849,666,268
  (CP Conduit with Delaware Funding/Three Rivers Funding)

  1997 Commercial Paper Program                                       NELF                         350,000,000              - 0 -

EFS Finance Co.                                                       EFS                          110,000,000        110,000,000
  (Line of Credit with Sallie Mae)

Royal Bank of Canada - NELF                                           NELF                         450,000,000        374,623,011
  (CP Conduit with RBC)

Bank of America - NELF                                                NELF                       1,050,000,000        713,250,000
  (CP Conduit with Bank of America)
    Total Warehousing                                                                            2,815,000,000      2,152,013,945
                                                                                                --------------     --------------

-------------------
(1) Temporarily increased to $950,000,000 until early July 2003.

                                                                                                    6/30/03             6/30/03
                                                                                                Original/Maximum     Current Amount
                      Issue                                              Issuer                    Issue Amount        Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM TAX-EXEMPT/TAXABLE:
NELF 1985 Student Loan Revenue Bonds Series A, B, C, D, E             NELF                         143,035,000        143,035,000
NELF 1986 Student Loan Revenue Bonds Series A, B, C, D                NELF                         103,500,000        103,500,000
NELF 1988 Student Loan Revenue Bonds Series C                         NELF                          40,000,000         40,000,000
NELF 1993 Student Loan Revenue Bonds                                  NELF                         550,400,000        368,400,000
    Series A-1, A-2, A-3, A-4, A-5, A-6
NELF 1993 Student Loan Revenue Bonds Series B                         NELF                          50,000,000         44,590,000
  MELMAC Student Loan Revenue Bonds Series 1991                       MELMAC                       100,000,000              - 0 -
  MELMAC Student Loan Revenue Bonds Series 1992                       MELMAC                        49,490,000          3,005,000
MELMAC Student Loan Revenue Bonds Master Trust Series 1994,
  1996A, 1997A, 1999A                                                 MELMAC                       470,000,000        428,270,000

                                                                                                --------------     --------------
  Series 1994, 1996A, 1997A, 1999A
  Total Long Term Tax-Exempt/Taxable                                                             1,506,425,000      1,130,800,000
                                                                                                --------------     --------------

ABS ISSUES:
  EMT Corp.                                                           EMT                        1,686,000,000      1,686,000,000
  Nelnet Student Loan Funding LLC                                     Nelnet Student Loan        3,241,270,000      2,800,217,442
                                                                      Trusts (LIBOR Deals)
  Nelnet-1 Student Loan Corp. Inc.                                    Nelnet-1 Student Loan      1,595,200,000      1,245,200,000
                                                                      Corp. Inc.
    Series 1996 A1, A2, A3, A4, A5, A6, B1, B2, B3; 1997 B4;
    1998 A7, A8, A9, A10, A11, A12, B5; 1999 A13, A14, A15, A16

Nelnet-2 Student Loan Corp. Inc.                                      Nelnet-2 Student Loan      2,500,000,000        825,000,000
                                                                      Corp. Inc.
    Series 2000 A1, A2, A3, A4, A5, A6, A7, A8, A9, A10, A11, A12,
      A13, A14, B1
Nelnet Private Student Loan Corp. - 1                                 Nelnet Private Student       125,000,000        125,000,000
    2001A-1, 2001A-2                                                  Loan Corp
                                                                                                --------------     --------------
 Total ABS Issues                                                                                9,147,470,000      6,681,417,442
                                                                                                --------------     --------------

INTEREST MARGIN SECURITIES:
  The NEBHELP Trust (SLIMS)                                           NEBHELP, INC.                 45,000,000         23,151,000

                                                                                                    6/30/03             6/30/03
                                                                                                Original/Maximum     Current Amount
               Issue                                                       Issuer                 Issue Amount         Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
  The Nelnet Group Trust I (SLIMS 2)                                  National Education            57,500,000         50,744,000
                                                                      Loan Network, Inc.
  The Nelnet Group Trust II (SLIMS 3)                                 National Education            60,000,000         52,613,000
                                                                      Loan Network, Inc.
                                                                                                --------------     --------------
  Total Interest Margin Securities                                                                 162,500,000        126,508,000
                                                                                                --------------     --------------

GENERAL OBLIGATION*
Line of Credit with Bank of America                                                                 30,000,000         30,000,000
Line of Credit with Farmers & Merchants                                                             30,000,000              - 0 -
                                                                                                --------------     --------------
                                                                                                    60,000,000         30,000,000
                                                                                                --------------     --------------

                                                                                                --------------     --------------
GRAND TOTAL                                                                                     13,691,395,000     10,120,739,387
                                                                                                ==============     ==============

* The following participation agreements do not constitute debt and are not included above:

Participation agreement with Education Quest                                                                      15,000,000
Various participation agreements directly in loans                                                                75,000,000

                                  SCHEDULE 8.2
                                       to
                                  NELNET, INC.
                      NATIONAL EDUCATION LOAN NETWORK, INC.
                                CREDIT AGREEMENT

                                A. EXISTING LIENS

     DEBTOR                           SECURITY PARTY                     COLLATERAL             JURISDICTION
     ------                           --------------                     ----------             ------------
1.   UNIPAC Service Corporation       EMC Corporation; assigned to       1-5430                 Colorado
                                      MetLife Capital Corporation        7-5030-9S3
                                                                         1-MEMI280
                                                                         2-DP-SCD2

2.   UNIPAC Service Corporation       EMC Corporation; assigned to       l-5500-9S42            Colorado
                                      General Electric Corporation       3-SCD-2
                                                                         2-SYMMGR-BAS
                                                                         2-SYMMGR-WLA

3.   UNIPAC Service Corporation       Pitney Bowes Credit Corporation    All Pitney Bowes and   Colorado
                                                                         Dictaphone equipment
                                                                         subject to lease
                                                                         dated 08/28/1997

4.   UNIPAC Service Corporation       Xerox Corporation                  One Xerox 4635 Copier  Colorado

5.   UNIPAC Service Corporation       EMC Corporation; assigned to       1-5430                 Colorado
                                      General Electric Corporation       1 -MEM2048
                                                                         14-5030-9S3
                                                                         1-5030-18S3
                                                                         2-DP-SCD2

                         B. RESTRICTIONS ON SUBSIDIARIES

None.